Exhibit 10 (c)

AMENDMENT NUMBER 4

TO

INFORMATION TECHNOLOGY SERVICES AGREEMENT

This is Amendment No. 4, dated as of March 31, 2004 (the “Amendment Effective Date”), to the Information Technology Services Agreement dated as of June 1, 1996 between Unisys Corporation (“Unisys”) and United HealthCare Services, Inc., (“UHS”), as amended (the “Agreement”).

WHEREAS, the Parties wish to amend the Agreement, its Amendments and Exhibits, and/or Additional Service Requests thereunder in order to make certain modifications and add additional terms.

NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed that the Agreement is hereby amended as follows:

1.	Unless otherwise defined herein, all capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Agreement.

2.	The list of Exhibits to the Agreement, together with all Exhibits to the Agreement, are hereby deleted in their entirety and replaced by the List of Exhibits and accompanying Exhibits, attached hereto as Attachment 1 and incorporated by reference herein. The Parties understand and agree that the terms “Additional Services Schedule” and “Additional Services Request” (“ASR”) shall have the same meaning.

3.	Amendment Number 1 to the Agreement is hereby deleted in its entirety.

4.	Amendment Number 2 to the Agreement is hereby deleted in its entirety.

5.	Amendment Number 3 to the Agreement is hereby deleted in its entirety.

6.	Article 1 (Definitions), Subsection (16) (Base Charges) is hereby deleted in its entirety and replaced by the following:

“(16) “Base Charges” shall mean the fees for the Base Services set forth in Exhibit 11. Regardless of this Amendment’s execution or effective date, as of March 1, 2004 through February 28, 2006, the Base Charges for the Base Services, as well as the fees for ASR 04024 shall be subject to the fixed payment schedule set forth in Exhibit 11b. After February 28, 2006, any fees for such Base Services shall be determined by application of the rate card set forth in Exhibit 11a, and the fees for ASR 04024 shall be as set forth therein. Fees for any other Base Service conducted during the Term of this Agreement, including any extension thereto as specifically provided for in Article 2, shall, unless otherwise agreed by the Parties, be determined by application of the rate card set forth in Exhibit 11a. * * * Fees for Services under ASRs (other than ASRs 04024, 9724-rev2, 9872A, 03144, 03158 and 03192) are not included in Base Charges. Fees for Services under ASRs 04024, 9724-rev2, 9872A, 03144, 03158 and 03192 are included in the Base Charges.”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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7.	Article 1 (Definitions), Subsection (23) (Confidential Information) is hereby deleted in its entirety and replaced by the following:

“(23) “Confidential Information” shall mean confidential or proprietary information concerning the disclosing Party and/or its business, vendors, products or services in connection with this Agreement, its Exhibits and any ASR. Confidential Information of UHS includes, without limitation, systems architecture, policies and procedures, customer, employee, provider, vendor and member information, claims information, vendor information (including agreements, software and products), product plans, and any other information which is normally and reasonably considered confidential. Confidential Information shall include the terms of this Agreement.”

8.	Article 1 (Definitions), Subsection (79) (Unisys Machines) is hereby deleted in its entirety and replaced by the following:

“(79) “Unisys Machines” shall mean those machines and equipment owned or leased by Unisys for use in connection with the Services, consisting of such machines and equipment set forth in Exhibit 6. It is the intent of the Parties that Exhibit 6 reflect an accurate, comprehensive listing of all machines and equipment owned or leased by Unisys and in use at any given time during the Term of the Agreement, including any extension thereto, in connection with the Services. Accordingly, the Parties understand and agree that, to the extent that any such machines and/or equipment are added to or removed from the provision of such Services, Exhibit 6 shall be deemed to have been automatically modified to reflect such addition or removal and shall, in addition, be formally updated pursuant to Section 3.19.”

9.	Article 2 (Term) of the Agreement is hereby deleted in its entirety and replaced by the following:

“The term of this Agreement shall commence on June 1, 1996 and shall continue until 12:00 midnight (Central Standard Time) on December 31, 2008, unless terminated earlier pursuant to this Agreement (the “Term”); provided, however, that the foregoing shall not apply to any of the ASRs, a partial list of which is contained in Exhibit 33. At the end of the Term, UHS may extend in whole (but not in part): (a) the mainframe processing and storage resource services provided by Unisys to UHS used to run UHS’ COSMOS application, and any other services necessary to run COSMOS provided by Unisys to UHS (collectively the “Mainframe Services”) * * * by providing written notice of its intent to do same to Unisys by no later than October 2, 2008. Such extended term shall be for a period not to exceed six (6) months; provided, however, UHS may terminate such extended term without penalty at any time during the remainder of such extended term and for any reason or no reason on sixty (60) days’ prior written notice to Unisys.”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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10.	Article 3 (Base Services) of the Agreement is hereby amended to add the following additional Section 3.19 (Quarterly Hardware and Software Review/Update):

“3.19 Quarterly Hardware and Software Review/Update. As part of the Base Services, Unisys shall provide to UHS written inventories of Machines and Software on a quarterly basis and upon expiration or termination of the Agreement and/or any ASR. The format of the report will be reasonably satisfactory to both Parties and will include, at a minimum, the owner or licensor of each item, the date the item was placed in service, the license term and expiration date, and the date of last update (e.g. software upgrade) to that item, in addition to such other information as reasonably requested by either Party. As part of the Base Services, the Parties further agree to formally jointly review and approve any updated inventories, and amend Exhibits 3 and 6 to the Agreement as necessary to reflect any updated information contained in such reports.”

11.	Article 3 (Base Service) of the Agreement is hereby amended by adding the following Section 3.20 (Capacity), as follows:

“As part of the Base Services, Unisys shall provide UHS with maintained and commercially maintainable Machines and Software necessary to support a maximum of * * * of capacity of mainframe processing services throughout the Term of the Agreement, including any extension thereto. If UHS, in its sole discretion, desires to increase the capacity beyond * * * during the Term, including any extension, and for any reason, then UHS may, at its expense, acquire such additional equipment and software licenses as is necessary to support such additional capacity. As part of the Base Services, Unisys shall install and thereafter maintain throughout the Term and any extension thereto in the same manner as it maintains the Machines and Software, such additional equipment and software licenses as directed by UHS. Unisys agrees that, to the extent that any of the foregoing additional equipment and/or software licenses may be acquired by, from or through Unisys, * * *. Notwithstanding anything to the contrary in the Agreement, as between the Parties such additional equipment and software licenses shall be deemed the sole and exclusive property of UHS. Unisys shall not transfer or encumber, nor permit to be transferred or encumbered, such additional equipment and software licenses and shall secure such additional equipment and software licenses in the same manner and to the same degree as the Machines and Software, generally. The Parties agree that the only additional costs that UHS may be subject to for such additional capacity shall be the cost of acquiring the equipment and software licenses for such additional capacity in excess of * * * , together with any mutually agreed to in writing, reasonable, actual and auditable expenses directly incurred due to such additional capacity. Upon written request by Unisys, the Parties agree to discuss possible incremental staffing in relation to such increased capacity; provided, however, that any such increase in staffing shall be subject to the Parties’ mutual written agreement.”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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12.	Article 10 (Service Locations), Section 10.02 (Security Procedures) is hereby deleted in its entirety and replaced by the following:

“As part of the Base Services, Unisys shall maintain and enforce at the Unisys Service Locations safety and security procedures that are at least (1) equal to industry standards for such Service Locations and (2) as rigorous as those procedures in effect at the UHS Service Locations as of the Effective Date. As part of the Base Services, Unisys shall provide at the Unisys Service Locations commercially reasonable (in the context of the health care industry) safety and security procedures to prevent unauthorized access to all software and equipment which process UHS Data, provided that Unisys shall not be responsible for any unauthorized access caused by the negligent or wrongful acts of UHS or its Agents. As part of the Base Services, Unisys and UHS shall jointly periodically review and update safety and security procedures at the Service Locations. Unisys shall implement administrative, physical, and technical safeguards agreed upon by the Parties in connection with Unisys provision of the Services that will reasonably and appropriately protect the confidentiality, integrity, and availability of all UHS Confidential Information, PHI and Personal Information, that is handled, accessed by, created, received, sent or maintained by Unisys and shall comply with the safety and security policies and procedures as may be reasonably required by UHS and its Affiliates, including those responsibilities, policies and procedures set forth in this Agreement and any ASR. The parties agree any modification to Unisys obligations under this Section 10.02 may or may not constitute a Change.”

13.	Article 11 (Project Team), Section 11.03 (Key Employees) is hereby deleted in its entirety.

14.	Article 13 (Proprietary Rights), Section 13.02 (Unisys Proprietary Software) is hereby deleted in its entirety and replaced by the following:

“13.02 Unisys Proprietary Software. The Unisys Proprietary Software shall be and shall remain the exclusive property of Unisys. UHS shall have no rights or interests in the Unisys Proprietary Software except as described in this Section 13.02. Prior to using any Unisys Proprietary Software to provide any of the Services, Unisys shall notify UHS that it intends to use such Unisys Proprietary Software and obtain UHS’ prior written consent. If UHS does not provide such prior written consent, Unisys shall recommend a functionally equivalent alternative which Unisys shall use upon UHS’ prior written consent. The Account Executives will mutually determine the financial responsibility for any additional incremental costs of such functionally equivalent alternatives. As part of the Base Services, Unisys shall make available to UHS and its Affiliates Unisys Proprietary Software for use by UHS and its Affiliates solely in connection with the Services during the Term and any extension specifically provided for in Article 2.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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On the effective date of the expiration or termination of this Agreement, (in each case solely applicable to any Mainframe Services and/or ASR 04024) and receipt by Unisys of any applicable termination charge as provided for under Article 25 hereof (which termination charge only applies through February 28, 2006), at any time during the Term, including any extension thereto, and for any reason other than a termination under Section 24.04 hereof, Unisys agrees to assign and transfer and hereby assigns and transfers to UHS and its Affiliates any and all applicable licenses (and related license agreements) for the Unisys Proprietary Software relating to Mainframe Services and/or ASR 04024 which has been terminated or which has expired to UHS * * * . Unisys shall ensure such licenses shall be renewable by UHS or its Agents, as applicable, on commercially reasonable terms and rates through December 31, 2008. If within fifteen (15) calendar days of the effective date of termination under Section 25.01 or 25.02 herein such Unisys Proprietary Software licenses (and related license agreements) are not transferred by Unisys to UHS as required herein, then UHS shall be forever relieved of any obligation to pay Unisys any applicable termination charge. UHS may continue to use the Unisys Proprietary Software at no additional charge during the aforementioned fifteen (15) days, and such use shall be deemed to be compliant with the underlying license agreements. Unisys represents and warrants that (i) the license agreements and fees for the Unisys Proprietary Software include, and on transfer to UHS will include, commercially supported and available maintenance and (ii) during the Term, including any extension thereto, the Unisys Proprietary Software and the underlying license agreements shall remain transferable to UHS in accordance with the terms of this Section and without restriction.

With regard to any Unisys Proprietary Software which is not related to Mainframe Services and/or ASR 04024, Unisys shall offer to UHS a copy of, and hereby assigns and transfers to UHS and its Affiliates a non-exclusive, non-transferable (except to its assignees under Section 33.01(3) or to its Affiliates) license to use the Unisys Proprietary Software at commercially reasonable price, terms and conditions at such time as Unisys and its Agents cease to perform an applicable Service under this Agreement.”

15.	Article 13 (Proprietary Rights), Section 13.03 (Unisys Third Party Software) is hereby deleted in its entirety and replaced by the following:

“13.03 Unisys Third Party Software. The Parties understand and agree that, as of the Amendment Effective Date, Unisys does not and, notwithstanding anything to the contrary contained in Section 3.05 hereof, for the remainder of the Term, including any extension thereto, shall not, without UHS prior written approval, provide any Unisys Third Party Software as part of the Services in connection with Mainframe Services and ASR 04024. In the event the Parties discover Unisys does provide Unisys Third Party Software as part of the Services in

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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connection with Mainframe Services and/or ASR 04024, Unisys shall take all necessary steps at its own expense to immediately transfer and assign to UHS such software license agreements relating thereto.”

16.	Article 13 (Proprietary Rights), Section 13.05 (Developed Software) is hereby amended by adding the following additional language at the end of the Section:

“During the Term of the Agreement any extension under Article 2, Unisys shall promptly deliver any and all such Developed Software, including all related object and source code (and related documentation) to UHS promptly following completion of such Developed Software.”

17.	Article 18 (Payments), Section 18.08 (Technology Improvements) of the Agreement is hereby deleted in its entirety and replaced by the following:

“18.08 Technology Improvements. UHS and Unisys acknowledge that significant hardware and software price and performance improvements which occur during the Term may result in greater savings in respect of the total costs of providing the Services than Unisys assumed in establishing the Charges. Within 180 days after the date 24 months from the Amendment Effective Date, the Parties shall review actual information technology trends during the previous calendar year based on objective third-party information. In the event that UHS believes that significant hardware and software price and performance improvements have occurred which are applicable to the Services and which have not been adopted by Unisys and if the Parties determine that they will realize significant cost savings as a result of the implementation of such new hardware and software improvements, Unisys and UHS shall determine an appropriate allocation of implementation expenses, determine an appropriate reduction to the Charges which reflects anticipated cost savings, and implement such new hardware and software improvements. In the event that the Parties cannot agree on specific reductions, the matter shall be submitted to the Executive Committee for dispute resolution pursuant to Article 28.”

18.	Article 22 (Confidentiality), Section 22.01 (Confidential Information) of the Agreement is hereby amended to include the following additional language at the end of the Section:

“While it is not contemplated under this Agreement that Unisys will have a need to use or disclose Protected Health Information or Personal Information (as those terms are defined below), in connection with providing services to UHS, in the event Unisys does, this section shall apply. In addition to its obligations of confidentiality under this Agreement, Unisys understands and acknowledges that it may receive from or create or receive on behalf of UHS Protected Health Information, as defined under the privacy regulations issued pursuant to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), and/or nonpublic personal information, as defined under the Gramm-Leach-Bliley Act and implementing regulations (“GLB”), during the performance of its obligations

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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under this Agreement. Unisys agrees to comply with any information privacy and security policies and standards of UHS that are disclosed by UHS to Unisys in writing and that are applicable to the aforementioned information. Except as otherwise specified herein, Unisys may use or disclosure Protected Health Information received from or created or received on behalf of UHS (“PHI”) and nonpublic personal information received from or created or received on behalf of UHS (“Personal Information”) solely to perform functions, activities, or services for, or on behalf of, UHS as specified in this Agreement. With regard to its use and/or disclosure of PHI or Personal Information, Unisys hereby agrees and represents and warrants to UHS that Unisys shall:

(a) Not use or further disclose any PHI or Personal Information other than as permitted by this Agreement.

(b) At all times maintain and use appropriate safeguards to prevent uses or disclosures of any PHI or Personal Information other than as permitted by this Agreement;

(c) Ensure that any subcontractor or agent to whom it provides any PHI or Personal Information agrees in writing to the same conditions and restrictions that apply to Unisys with regard to the PHI or Personal Information, including, without limitation, all of the requirements of this Section 22.

With regard to its use and/or disclosure of PHI, Unisys hereby agrees and represents and warrants to UHS that Unisys shall:

(a) Report promptly to UHS any use or disclosure of any PHI of which it becomes aware that is not permitted by this Agreement;

(b) Mitigate, to the extent practicable, any harmful effect that is known to Unisys of a use or disclosure of PHI by Unisys in violation of the requirements of this Agreement;

(c) In the time and manner designated by UHS, make available PHI in a Designated Record Set, to UHS, or as directed by UHS, to an individual, in order for UHS to respond to individuals’ requests for access to information about them in accordance with the HIPAA privacy regulation;

(d) In the time and manner designated by UHS, make any amendments or corrections to the PHI in a Designated Record Set that UHS directs in accordance with the HIPAA privacy regulation;

(e) In the time and manner designated by UHS, document such disclosures of PHI and information related to such disclosures as would be required for UHS to respond to a request by an individual for an accounting of disclosures of PHI in accordance with the HIPAA privacy regulations;

(f) In the time and manner designated by UHS, make available to UHS, or as directed by UHS, to an individual, the information documented in accordance with subsection (e) above, to permit UHS to respond to a request by an individual for an accounting of disclosures, in accordance with the HIPAA privacy regulations;

(g) In the time and manner designated by UHS or the Secretary of HHS, make its internal practices, books and records relating to the use and disclosure of PHI

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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available to UHS and to the Secretary of HHS for purposes of determining UHS’ compliance with the HIPAA privacy regulations.

Unisys agrees that this Agreement may be terminated in whole or in part by UHS upon written notice to Unisys in the event that UHS determines that Unisys has violated any material term of this section. Alternatively, UHS may choose to provide Unisys with written notice of the existence of an alleged material breach of this section and afford Unisys an opportunity to cure said breach upon mutually agreeable terms. Failure to cure, or a determination by UHS that cure is not practicable or possible, shall be grounds for the immediate termination of this Agreement. Unisys agrees to defend, indemnify and hold harmless UHS against any and all claims, liabilities, judgments or damages asserted against, imposed upon or incurred by UHS that arise out of any violation of this section.

Upon the termination of this Agreement for any reason, Unisys shall return to UHS or destroy all PHI and/or Personal Information, and retain no copies in any form whatsoever. This provision shall apply to PHI and/or Personal Information that is in the possession of subcontractors, vendors or agents of Unisys. Unless otherwise specified in this Agreement, all capitalized terms in this section not otherwise defined have the meaning established for purposes of Title 45 parts 160 and 164 of the United States Code of Federal Regulations, as amended from time to time. The Parties agree to take such action as is necessary to amend this Agreement from time to time as is necessary for UHS to comply with the requirements of HIPAA, the HIPAA privacy regulations, GLB and other federal and state privacy and consumer rights laws and regulations applicable to UHS. Unisys agrees to cooperate with and assist UHS in order for UHS to meet its obligations under applicable privacy laws and regulations. This section shall survive any termination of this Agreement. The terms and conditions of this section required by HIPAA shall be construed in light of any applicable interpretation of and/or guidance on the HIPAA privacy regulation issued by HHS from time to time. Any ambiguity in this Section shall be resolved in favor of a meaning that permits UHS to comply with applicable laws and regulations.

Notwithstanding anything to the contrary contained in this Section 22.01, UHS acknowledges and agrees that Unisys has no independent knowledge of the requirements of HIPAA or GLB or any regulations promulgated pursuant thereto. As a result, to the extent that any of the obligations of Unisys with regard to PHI or Personal Information are determined by, relate or refer to the provisions of HIPAA, GLB or any regulations relating thereto, Unisys shall be bound by any such obligation only if and to the extent that Unisys has been informed by UHS, in writing, (via policies and procedures or otherwise) of the requirements of such provision and the procedures that Unisys must follow in order to comply with such obligations. If and to the extent that, when so informed, Unisys determines that compliance with such obligations would be commercially unreasonable or unduly burdensome, Unisys shall so notify UHS and the parties shall work together in good faith to develop a mutually acceptable solution, including, without limitation, restricting Unisys access to the applicable PHI or Personal Information, if practicable.”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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19.	Article 24 (Termination), Section 24.01 (Termination for Convenience) of the Agreement is hereby deleted in its entirety and replaced by the following:

“24.01 Termination for Convenience. The parties understand and agree that, at any time during the Term of this Agreement, including any extension thereto, UHS may terminate this Agreement, and/or any ASR entered into by the Parties prior to or on the Amendment Effective Date, for its own convenience in whole or in part, on ninety (90) days’ prior written notice to Unisys; provided, however, unless otherwise stated in the ASR, individual ASRs including ASR 04024 may not be terminated in part, and the Mainframe Services (excluding any Mainframe Services in any individual ASRs) may not be terminated in part. Notwithstanding anything to the contrary, in no event shall the aforementioned restriction limit any of UHS’ rights to increase or decrease its demand for Services under the Agreement. For example, and without limiting the generality of the foregoing, UHS may terminate the Agreement for convenience, effective as of March 1, 2006, by providing Unisys with written notice on or before November 30, 2005. Notwithstanding the foregoing, solely up until March 1, 2006, UHS may not terminate for convenience ASR 04024 unless UHS terminates the Mainframe Services, and UHS may not terminate the Mainframe Services unless it also terminates ASR 04024.”

20.	Article 24 (Termination), Section 24.02 (Termination for Sale of Unisys) of the Agreement is hereby deleted in its entirety and replaced by the following:

“24.02 Termination for Change in Control of Unisys or Sale of Unisys Proprietary Software. In the event of a Change in Control of Unisys or sale of the Unisys Proprietary Software to any person or entity occurs, Unisys shall provide UHS written notice within ten (10) days thereof. UHS may terminate this Agreement and/or any ASR upon thirty (30) days’ prior notice to Unisys, if such notice is given within thirty (30) days of UHS’ receipt of written notice by Unisys of such a Change in Control or applicable sale. In the event that Unisys fails to provide the notice pursuant to this Section 24.02, and fails to cure such breach within two days after receipt of notice from UHS, UHS may terminate this Agreement and/or any ASR immediately. For purposes of the Agreement, a “Change in Control” shall mean (a) the acquisition by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership (as defined in the Exchange Act) of 30% or more of the outstanding shares of common stock of Unisys or the combined voting power of Unisys then-outstanding voting securities in a single transaction or series of related transactions; (b) a change in 75% or more of the directors of Unisys in any 12 month period; (b) a reorganization, merger, consolidation or share exchange in which the shareholders of Unisys immediately prior to such transaction hold less than 51% of the outstanding shares of Unisys after such transaction, and (c) the sale (in a single transaction or a series of related transactions) of all or substantially all of the assets of Unisys.”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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21.	Article 24 (Termination) of the Agreement is hereby amended by adding the following Section 24.07 at the end of Article 24, as follows:

“24.07 UHS Termination Rights. The parties agree no termination of this Agreement shall include termination of any ASR unless such termination includes a specific reference to such ASR(s) and/or is a termination of the Agreement in its entirety.”

22.	Article 25 (Termination Charge) of the Agreement is hereby deleted in its entirety and replaced by the following:

“ARTICLE 25.

TERMINATION CHARGE

“25.01 Termination Charge Upon Termination for Convenience by UHS or for UHS Material Breach. In the event of a termination of Mainframe Services and ASR 04024, prior to March 1, 2006, for (a) convenience pursuant to Section 24.01 or (b) UHS material breach pursuant to Sections 24.03 and 24.04, UHS will, subject to Unisys compliance with all of its obligations under both Section 13.02 and Section 27(4) hereof, pay to Unisys, on the effective date of such termination, a termination charge in an amount as set forth on Exhibit 17. For the avoidance of any doubt, in no event shall this Section 25.01 be construed as creating any termination right for Unisys which does not already exist in the Agreement.

25.02 Termination Charge Upon Termination for Other Reasons. In the event of a termination of Mainframe Services and ASR 04024, prior to March 1, 2006, for any reason not set forth in Section 25.01 above, UHS will, subject to Unisys compliance with all of its obligations under both Section 13.02 and Section 27(4) hereof, pay to Unisys, on the effective date of such termination, a termination charge in an amount as set forth on Exhibit 17. . For the avoidance of any doubt, in no event shall this Section 25.02 be construed as creating any termination right for Unisys which does not already exists in the Agreement.

25.03 Termination Charge Upon Termination on or After March 1, 2006 by UHS. In the event UHS terminates this Agreement and/or any ASRs in effect as of the Amendment Effective Date on or after March 1, 2006, no termination charges shall apply.”

23.	Article 27 (Exit Plan), Subsection (4) of the Agreement is hereby deleted in its entirety and replaced by the following:

“(4) upon UHS’ request at any time during the Term of the Agreement, including any extension thereto or upon termination or expiration of this Agreement, and/or any ASR, for any reason, and concurrent with any additional payment requirements under Sections 25.01 or 25.02 (which payment

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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requirements only apply through February 28, 2006), Unisys shall sell to UHS, its Affiliates or their designees, by providing an executed bill of sale listing the items being purchased in detail (“Bill of Sale”), the Unisys Machines used to provide the Mainframe Services and services under ASR 04024 (collectively, the “Mainframe Machines”, “as is where is” (except as otherwise provided in this Section 27(4)) (some or all, as designated by UHS in its sole discretion), * * * . At all times during the Term of this Agreement, including any extension thereto, Unisys shall ensure the Mainframe Machines must meet all of the following criteria: (a) be eligible for standard (not custom), commercially available maintenance for at least twelve (12) months after delivery to UHS; and (b) be free and clear of all liens, security interests or other encumbrances (“Bill of Sale Criteria”). Unisys represents and warrants that, (a) as of the Amendment Effective Date, the Mainframe Machines are free and clear of all liens, security interests and other encumbrances; and (b) the Mainframe Machines accurately reflect and will reflect the environment used by Unisys to perform the Mainframe Services and services under ASR 04024, whether by Unisys or by UHS or its Agents. If within fifteen (15) calendar days of the effective date of termination under Section 25.01 or Section 25.02 herein, such Mainframe Machines are not made available to UHS or otherwise do not meet the Bill of Sale Criteria, then UHS shall be forever relieved of any obligation to pay Unisys any termination charge or other amount(s) related to the transfer of the Mainframe Machines. UHS may use the Mainframe Machines, free of any additional charge, during the aforementioned fifteen (15) days. For purposes of this Section 27(4), the term Mainframe Machines shall be deemed to include any functionally equivalent machines and/or equipment to the extent that the Mainframe Machines are unavailable or otherwise fail to meet the Bill of Sale Criteria. With regard to Unisys Machines which are not Mainframe Machines, upon UHS’ request, Unisys shall sell to UHS or its designee such assets free and clear of all liens, security interests or other encumbrances, at market rates.”

24.	Article 30 (Damages), Section 30.03 (Performance Credits) of the Agreement is hereby deleted in its entirety and replaced by the following:

“30.03 Termination for Failure to Meet On-Line Availability SLA. If Unisys fails to meet the COSMOS On-line Availability SLA goal for four (4) months, consecutive or non-consecutive, in any rolling twelve (12) months during the Term, UHS may, upon notice to Unisys, terminate this Agreement immediately in whole or only the Mainframe Services and/or ASR 04024 without regard to Section 24.03. Notwithstanding the foregoing, Unisys and its Agents shall cooperate with UHS and its Affiliates to respond to customer and provider complaints or concerns in connection with Unisys performance or non-performance of Services under this Agreement and shall effectuate a prompt work-around or other solution to the extent necessary to address satisfactorily such complaints or concerns. In the event that the root cause of the failure to meet the COSMOS On-line Availability SLA is due to required capacity above * * * that has not been acquired by UHS per Section 3.20 of this Agreement, the failure will not apply.”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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25.	Article 33 (Miscellaneous Provisions), Section 33.01 (Assignment and Change of Control) is hereby deleted in its entirety and replaced by the following:

“33.01 Assignment and Change in Control.

(1)	This Agreement shall be binding upon and shall inure to the benefit of each Party hereto, its successors and assigns; provided, however, neither Party may assign this Agreement or any of its rights or obligations hereunder without the consent of the other Party and any attempted assignment shall be void, except that, subject to possible termination rights, either Party may assign its rights under this Agreement or any of its rights or obligations hereunder without the consent of the other Party pursuant to a Change in Control.

(2)	In the event of a Change in Control of UHS, the Parties (including any successor or assignee of UHS) shall review the Services being provided under this Agreement and shall determine any mutually acceptable and appropriate adjustment(s) to the Services and Base Charges to meet UHS’ changing business requirements. Notwithstanding the above, no such Change in Control of UHS may result in a reduction of the Base Charges prior to March 1, 2006.

(3)	In addition to the foregoing, UHS may assign all or any part of this Agreement to any purchaser of all or any part of the UHS mainframe application known as COSMOS including but not limited to the sale of all or any part of the mainframe application; provided, however, that any assignment of the Mainframe Services and/or ASR 04024 must be made in whole. Assignment by UHS under this Section 33.01(3) to any third party is subject to the prior written consent of Unisys, which consent will not be unreasonably withheld.

(4)	Notwithstanding Subsection (1), above, Unisys may assign Unisys’ right to receive payments only under this Agreement; provided, however, that any such assignment (a) will not increase the number of payments or amounts due from UHS, (b) will be subject to any claims and offset rights as well as UHS’ right to receive payment for unused credits of UHS, (c) will not affect any of UHS’ rights or remedies under this Agreement and (d) will not result in the placement of any lien, security interest or other encumbrance on the Mainframe Machines. Unisys shall notify UHS of any intent on the part of Unisys to assign its right to receive payments under this Agreement and the identity of the assignee. Unisys shall be obligated to continue to interact directly with UHS, with no assignee involvement, on all matters related to any assigned payment rights, including any actions taken to collect past due amounts, whether alleged or otherwise.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12

Unisys, on behalf of itself, its Affiliates and its Agents, shall indemnify and hold UHS, its Affiliates and its Agents harmless from any liability, damages or expenses, including reasonable attorneys’ fees, arising out of or relating to (a) any dispute between Unisys, its Affiliates or its Agents and any assignee(s) of such right to receive payments; and (b) any dispute between UHS, its Affiliates or its Agents and any assignee(s) of such right to receive payment in connection with any payment otherwise subject to dispute, offset or other claim or right of UHS under the Agreement. Any such indemnification shall be treated in accordance with Article 29 of the Agreement.”

26.	Article 33 (Miscellaneous Provisions), Section 33.02 (Notices) of the Agreement is hereby amended to include the following revised contact information:

“In the case of UHS:

United HealthCare Services, Inc.

6150 Trenton Lane North

Plymouth, Minnesota 55442

Attn: James Gasper, Director of Vendor Management for Computer

Services, UnitedHealth Technologies

FAX: 763.744.1783

For default or termination, with a copy to:

United HealthCare Services, Inc.

9900 Bren Road East

Minnetonka, Minnesota 55343

Attn: David Lubben, General Counsel

FAX: 952.936.0044

And to

United HealthCare Services, Inc.

9900 Bren Road East

Minnetonka, Minnesota 55343

Attn: Colleen Schmid, Associate General Counsel

FAX: 952.936.1745

In the case of Unisys:

Unisys Corporation

3900 Paramount Parkway

Suite 250 South

Morrisville, North Carolina 27560

FAX: 919.468.2830

Attn: Ken Hadzinski”

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

13

27.	Article 33 (Miscellaneous Provisions) of the Agreement is hereby amended to include the following additional Section 33.18 titled “External Access”:

“33.18 External Access. This section establishes the terms and conditions and procedures of Unisys access to certain of UHS’ Systems noted on the Security Form (“United IS”).

(1). Method of Access. Unisys shall have access to United IS by the following methods:

•	At a UHS Site using UHS owned or leased equipment.

•	As otherwise mutually agreed to by the Parties.

(2). System Users. As part of the Agreement, Unisys shall identify to UHS the Unisys employees Unisys believes will need to have access to United IS under the Agreement (“System Users”). UHS will provide each System User with a hard copy of the UHS customer administration request form that is used by UHS to process adds, changes and deletes regarding access to the United IS, which is located in the UHS Lotus Notes database (the “Security Form”). The UHS designated contact will forward the completed Security Form to the UHS security group for processing. Unisys shall provide UHS the information regarding each System User reasonably required by UHS, including, but not limited to, the United IS each System User will access and the method of each System User’s access to United IS. Unisys will not provide social security numbers or other Unisys or personal confidential information to UHS.

Unisys shall promptly notify UHS of any System Users who cease to require access to United IS as a result of a change of responsibilities and/or leaving Unisys employment. UHS may terminate any System User’s access to United IS in the event UHS has good faith reason to believe such access is not authorized, or access must be terminated in order to prevent damage to UHS. Unisys is responsible for a System User’s non-compliance with the terms of this Agreement. Unisys subcontractors shall be deemed System Users under the terms of the Agreement.

In the event UHS terminates a Unisys System User’s access to the United IS for any reason other than (1) a material breach of the Agreement or (2) a force majeure event, and such access is necessary for Unisys to perform the Services, the Parties will mutually agree to either (1) develop an alternative means to access the data on the United IS that is necessary for Unisys to perform the Services or (2) delay the delivery of any deliverables under the Agreement, with no contractual penalty being assessed against Unisys.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(3). Limitations on Unisys Use of Access to United IS. Unisys shall not use its access to United IS for any purposes not authorized by an Agreement.

(4). No Software License Granted and Ownership. The access to United IS granted to Unisys under the Agreement is limited to granting Unisys access to the United IS and does not and shall not be construed as granting Unisys a license for the use of the software programs contained in the United IS. Any license to the software programs contained in United IS shall be pursuant to a separate license agreement between the Parties. Unisys shall not and shall not attempt to reverse engineer or otherwise obtain copies of the software programs contained in United IS or the source code of the software programs contained in United IS.

(5). UHS represents and warrants to Unisys that it either owns and/or has rights to the United IS and it owns or has rights to allow Unisys to access and use the software and applications on the United IS solely for the purposes set forth in the Agreement. This section to the Agreement does not transfer title to or ownership to rights to United IS or to rights in patents, copyrights, trademarks and trade secrets encompassed in the United IS to Unisys.

(6). Deletion and Disposal. Upon expiration or termination of access hereunder, Unisys shall return all UHS information back to UHS, and ensure that (unless otherwise requested by UHS) all UHS information is securely disposed of and permanently erased from Unisys systems.

(7). Exchange of Confidential Information. The parties agree to utilize a secure method of transmission when exchanging confidential information electronically (e.g. secure e-mail).

(8). Site Outage. Unisys shall report to UHS any/all Unisys site outages promptly where such outage may impact UHS or Unisys ability to fulfill its obligations to UHS.”

28.	Article 33 (Miscellaneous Provisions) of the Agreement is hereby amended to include the following additional Section 33.19 titled “Source Code Escrow”:

“33.19 Source Code Escrow. During the Term of the Agreement and any extension, Unisys agrees, at UHS’ cost (which shall be commercially reasonable), to maintain the Source Code (defined below) to the Unisys Proprietary Software (the “Unisys Source Code”) in escrow with Data Securities International, Inc. (“DSI”) and, subject to an Escrow Agreement (the “Escrow Agreement”) attached hereto as Exhibit 35 signed by Unisys, UHS and DSI. The version maintained at all times, shall be the version used by Unisys to provide Services to UHS so that if a release event occurred, UHS could operate without interruption. Unisys shall also deposit under the Escrow Agreement the Source Code to any updates, changes, alterations, or modifications to the Unisys Proprietary Software as they are made, so as to be current with the version operated by Unisys for the benefit of UHS. UHS may only access the Unisys Source Code in the event that any of

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

15

the release conditions set forth in Section 4 of the Escrow Agreement (except for 4.1(a)) and/or any of the following permanent release conditions, and notwithstanding anything to the contrary in the Escrow Agreement, release shall not be subject to objection or contrary instructions by Unisys:

(i) Upon termination of the Agreement for Change in Control of Unisys (Section 24.02);

(ii) In the event Unisys discontinues (or UHS is unable to acquire) standard, commercially available maintenance for the Unisys Proprietary Software version used by or for the benefit of UHS, on commercially reasonable terms and conditions and pricing; or

(iii) In the event that Unisys fails to carry out maintenance or support obligations (or is relieved of its obligations to do so under a force majeure event) with respect to the Unisys Proprietary Software imposed on it pursuant to the Agreement or Exhibit 1.

UHS shall have the right at any time to verify the Deposits made to DSI by Unisys, and Unisys shall provide UHS all information and assistance, including object code versions of the Unisys Proprietary Software, to do so, at no cost to UHS.

Unisys hereby grants to UHS a paid-up, non-exclusive, royalty-free, non-transferable (except to its assignees under Section 33.01(3) or to its Affiliates), worldwide, license for the remaining term of the related software license to alter copy and use the Source Code to support its license of the Software as set forth in this Agreement and to authorize third parties to exercise such rights in each case solely for the benefit of UHS. Such license shall be at least as broad as the license to the object code. UHS agrees, however, to forbear from accessing and using the Source Code until such time as UHS is entitled, in accordance with this Agreement, to the release of the Source Code out of escrow. UHS shall have the right, if necessary, to reverse engineer the Unisys Proprietary Software solely as necessary to support its use thereof.

For purposes of this Section 33.19, “Source Code” shall mean the computer program expressed in a source or human readable language consisting of a full source language statement of the program comprising the Unisys Proprietary Software and documentation necessary to allow a reasonably skilled programmer or analyst to maintain and enhance the Unisys Proprietary Software without the assistance of Unisys or reference to other material.

Unisys agrees to amend its Escrow Agreement to comply with the requirements outlined in this Section 33.19, no later than May 1, 2004, and such amendment shall be subject to UHS’ approval, which shall not be unreasonably withheld.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

16

The parties agree that Section 33.16 (Solicitation) shall not apply to UHS in the event and to the extent UHS obtains the Source Code and desires to retain Unisys personnel to assist UHS with the Source Code.”

29.	Article 33 (Miscellaneous Provisions) of the Agreement is hereby amended to add the following additional Section 33.20:

“33.20 Revisions to Exhibits. The parties agree that, for ease of the Parties, Exhibits may be revised from time to time during the Term, by revising the applicable Exhibit as well as completing and both parties executing the Revision Log (in the form attached hereto as Exhibit 34) for the applicable Exhibit.”

The parties agree to treat facsimile copies of signatures on this Amendment as originals. In the event of inconsistencies between the Agreement and this Amendment, the terms and conditions of this Amendment shall be controlling. Unless specifically modified or changed by the terms of this Amendment, all terms and conditions of the Agreement shall remain in effect and shall apply fully as described and set forth in the Agreement.

Accepted by:	Accepted by:

Unisys Corporation	United HealthCare Services, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

17

ATTACHMENT 1

LIST OF EXHIBITS

Exhibit 1	Base Services

Exhibit 2	Applications Software

Exhibit 3	Systems Software

Exhibit 4	Transition Plan – INTENTIONALLY DELETED

Exhibit 5	Performance Credits – INTENTIONALLY DELETED

Exhibit 6	Hardware Inventory

Exhibit 7	Customer Satisfaction Survey – INTENTIONALLY DELETED

Exhibit 8	Service Locations

Exhibit 9	Key Employees – INTENTIONALLY DELETED

Exhibit 10	UHS Competitors

Exhibit 11	Base Charges

Exhibit 12	Disaster Recovery Services

Exhibit 13	Audit Procedures

Exhibit 14	UHS Travel Expense Policy

Exhibit 15	Subcontractors

Exhibit 16	Termination Assistance Services

Exhibit 17	Termination Charges

Exhibit 18	Application Resource Request and Rates

Exhibit 19	Resource Usage Reports and Data

Exhibit 20	Form of Performance Report

Exhibit 21	Strategic Plan – INTENTIONALLY DELETED

Exhibit 22	Procedures Documentation Outline

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

18

Exhibit 23	Change Control Procedures Outline – INTENTIONALLY DELETED

Exhibit 24	UHS Affiliates

Exhibit 25	Deliverables – INTENTIONALLY DELETED

Exhibit 26	Service Level Agreements and Performance Standards

Exhibit 27	U.S. Government Contract Requirements

Exhibit 28	Transitioned Employee Letter Agreement – INTENTIONALLY DELETED

Exhibit 29	UHS Employee List – INTENTIONALLY DELETED

Exhibit 30	COLA – INTENTIONALLY DELETED

Exhibit 31	Variable Pricing Mechanism – INTENTIONALLY DELETED

Exhibit 32	Information Security Policies and Procedures

Exhibit 33	Additional Service Requests

Exhibit 34	Exhibit Log

Exhibit 35	Escrow Agreement

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

19

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

2004 Contract Exhibit Note

Section I, Base Services and Section II, Function and Scope Matrix have been merged into a single section.

Detailed responsibilities for each of the following functional areas are defined in this exhibit. Capacity based services include providing Unisys host mainframe processing and storage resource to run applications in the UHS production environment. Services not specified are assumed to be the responsibility of UHS.

•	Operations

•	Production Control

•	Security

•	Unisys Technical Services

•	Disaster Recovery

•	Unisys Database Administration

•	Help Desk Services

•	Communications

•	Print Services

•	Outside Media Services

•	Financial and Asset Management

•	UNIX Support

•	Account Management

Responsibility Key

X - Responsible — The party identified has full responsibility for performing this function.

P - Primary — This party has responsibility for performing the function and obtaining concurrence from the other party.

S - Secondary — This party provides input to and collaborates with the party responsible for the function.

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Operations Includes responsibilities such as console operations, batch support, tape management, backups, documentation, problem resolution, and hardware installation necessary to maintain the system.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Operate Console	X
Command Center Automation Tools
Define and maintain business process documents		X
Define requirements		X
Define command center requirements	X
Implement Automation Programs	X
Perform automated monitoring	X
Batch
Define batch process flow		X
Batch Monitoring	X
Batch Abend Repair	P	S
Batch Abend Escalation	P	S
Tape Management
Mount Tapes	X
Out of Company Tape Processing	X
Off site storage	X
Tape Library management	X
Tape Initialization	X
Silo Management	X
First Line problem determination	X
File Back-up/Recovery Assistance (including database recovery)	X
Document Operations Procedures	P	S
Hardware Planning and Installation
Technology in-put, review, and general recommendation	P	S
Technology plan review	P	S
Technology plan approval	S	P
Hardware facilities requirements	X
Hardware installation and maintenance	X
Facilities Management
Building Management	X
Environmental Management	X
Space Planning Assistance	X
Testing and concurrent maintenance	X
Report of Problem Management	X
Failure Recovery
Service Center/Data Network Machine Failure
Service Center Equipment (up to but not incl. remote FEP)	X
Data Network Equipment (incl. and beyond remote FEP)		X
Systems software failure	X
Applications Software failure		X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Production Control Includes responsibilities such as planning, analysis, tool support, WFL support, and problem management necessary to support the production schedule.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Establish Standards	P	S
Standards compliance	X
Operations analysis and planning	X
Support scheduling software	X
Batch Production Schedule
Scheduler input	P	S
Scheduler updates	X
Execution	X
Process Special Requests	X
WFL creation, support and hang fixing	X
Track Batch Problem Reports and System Crashes	X
Report Problem Resolution Statistics	X
Preparation of Run parameter Cards	P	S

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Security

Unisys will provide, in accordance with UHS policies and procedures, and requirements, physical security in the Unisys Service Center location and will be the custodian of the security files providing the required backup and recovery services. Unisys will also be responsible for making UHS requested changes to the security software system. The security administration for hosts and applications will be the responsibility of UHS, i.e. administration of user codes and logons.

Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Physical Security at UHS Facilities
Administrative and technical support		X
Badge distribution, alarm monitoring and response		X
Emergency response (fire, medical, first aid)		X
Physical Security at Unisys Facilities
Administrative and technical support	X
Badge distribution, alarm monitoring and response	X
Emergency response (fire, medical, first aid)	X
Logical Security Management (a component of which is data access/administration of user id’s and passwords)
Conduct Periodic Audit	X	X
Host/Mainframe installation & maintenance	X
Host/Mainframe upgrades	X
UNIX installation & maintenance		X
UNIX upgrades		X
Maintain master security database (Security DB Utility/RACF)		X
Administrative support (host/mainframe system software)	X
Administrative support (application software)		X
User Password authorization policy		X
Data access/administration of user id’s and passwords		X
Network firewall management, intrusion detection and related escalation procedures		X
Data Network - dual responsibility
Network definitions (dual responsibility)	X	X
User lists	X	X
User initialization	X	X
Policy & Procedures		X
Procedures	S	P
Security Enhancement
Security consultancy	X	X
Identify areas for improvement	X	X
Recommend solutions	X	X
Security Management
Maintain the security operating system software.	X
In conjunction with UHS, review security policies and procedures for effectiveness and recommend improvements.	X	X
Review and implement changes made or requested by UHS to its security policies and standards in accordance with the ASR process.	P	S
Maintain and update the information security procedures for UHS.		X

Unisys should notify UHS of any security violations, both physical and logical in nature, that Unisys detects or becomes aware of during the Term and will provide commercially reasonable assistance to UHG for investigation and corrective actions necessary to remedy the violation and prevent reoccurrence.

X
Provide a UHS “focal point” with responsibility for day-to-day security management.		X
Provide Unisys with UHS’ security audit history (both internal and external) and security policies, standards and practices in effect as of the Effective Date and any updates as they occur.		X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Security

Unisys will provide, in accordance with UHS policies and procedures, and requirements, physical security in the Unisys Service Center location and will be the custodian of the security files providing the required backup and recovery services. Unisys will also be responsible for making UHS requested changes to the security software system. The security administration for hosts and applications will be the responsibility of UHS, i.e. administration of user codes and logons.

Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Communicate the security procedures to end users (for example, login procedures, password requirements, use of anti virus programs, data and equipment security procedures).		X
In conjunction with Unisys, review UHS’ security policies and procedures for effectiveness and recommend improvements.	S	P
Notify Unisys of changes UHS plans to make to its security policies and standards before implementation via the UHS change and problem management process.		X
Physical Security
Provide physical security controls at Unisys facilities	X
Restrict access to data processing areas to authorized personnel only where Unisys has security responsibility.	X
Restrict access to data processing areas to authorized personnel only where UHS has security responsibility.		X

Conduct periodic reviews of the data processing areas for which Unisys has security responsibility including reviews of access logs for unusual occurrences and perform follow-up activities in accordance with the procedures specified in the information security procedures for UHS

X
Provide secure storage for removable storage media under Unisys control.	X
Provide physical security controls at the UHS Service Locations.		X
Protect LAN servers and infrastructure devices on UHS premises from unauthorized access.		X
Logical Access Control
Provide annually to UHS for re-verification a list of existing UHS system logon IDs.	X
Review and verify annually the system logon IDs for Unisys personnel and request delete the IDs of those individuals no longer authorized by UHS to access the system.	X
Delete individual logon ID’s no longer authorized.		X
Based on information provided by UHS, delete the system logon IDs of those individuals no longer authorized by UHS to access the system.		X
Install, maintain and upgrade new or existing data access control software, as deemed necessary by Unisys to provide the Services.	X
Implement the functions and features of the access control software that will satisfy UHS’ security practices as defined in the information security procedures for UHS.	X
Implement the security system values and features of the supported operating systems that satisfy UHS’ security practices as defined in the information security procedures for UHS.	X
Identify the protection requirements for operating system resources.	P	S
Implement the protection requirements for operating system resources via the access control software with all changes being scheduled and performed in accordance with the change management process.	X
Capture and maintain audit records for a mutually agreed retention period, and provide record retention reports to the UHS project executive upon reasonable request.	X
Promptly inform UHS of any security issues as Unisys becomes aware and recommend possible remedial action.	X
Schedule and notify UHS through the change management process of security or integrity software fixes that must be applied to the systems for which Unisys has security responsibility.	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Security

Unisys will provide, in accordance with UHS policies and procedures, and requirements, physical security in the Unisys Service Center location and will be the custodian of the security files providing the required backup and recovery services. Unisys will also be responsible for making UHS requested changes to the security software system. The security administration for hosts and applications will be the responsibility of UHS, i.e. administration of user codes and logons.

Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Periodically review privileged user authorities and request removal of those for which UHS authorization no longer exists.	X
Control and be responsible for the security officer/security administrator user profiles on those systems for which Unisys has security responsibility.		X

Review and verify annually the system logon IDs for UHS personnel (i.e., re-verification) and notify Unisys to delete the IDs of those individuals who no longer have a business need and/or are no longer authorized by management to access the system.

X
Maintain the procedures used to identify User IDs to be deleted or modified.		X
Define and provide to Unisys: data classification and control criteria, data protection and handling requirements, and data encryption requirements;		X

Promptly acknowledge receipt of security exposures notified to UHS by Unisys and inform Unisys of UHS’ acceptance or rejection of Unisys recommended remedial action or other remedial action UHS implements.

X
Take appropriate corrective action to remedy security violations notified to UHS by Unisys.		X
Define and implement the protection requirements for Application Software resources via the access control software.		X
Define and implement the protection requirements for End User data via the access control software.		X
Establish the process criteria for resetting passwords and disclosing such passwords to authorized personnel.		X
Implement and maintain security controls for those subsystems and Software that do not use the access control software for their security.		X
Establish, change, deactivate, and remove logon IDs and associated access authorities for UHS and Unisys personnel.		X
Reset logon ID passwords for UHS and Unisys personnel and disclose such passwords to authorized personnel.		X
Review, approve, and grant requests for privileged user authorities.		X
Data Network
Manage and maintain all firewalls and gateway devices that connect the Unisys Data Network to the UHS Data Network that Unisys requires to provide the Services.	X
Approve end user access/ revocation to network, Application Software, systems, and modem access		X
Implement access requests, access rights lists, and passwords.		X
UHS will identify all dial-in services and inter enterprise gateway services and the authorized users of such services.		X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Unisys Technical Services

Includes responsibilities such as operating system installation and support, problem resolution, performance monitoring and tuning, and product support to upgrade and maintain the system.

Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Operating Systems Support (Installation and maintenance)
A Series System Software (i.e., MCP, COMS, DMSII, etc.)	X
New Release evaluation	X
Interim Correction Release evaluation	X
Test new ClearPath System Software releases (i.e. MCP, COMS, DMSII, CCF, etc.) on Unisys owned platforms using Unisys to ensure software compatibility	X
Test new ClearPath System Software releases (i.e. MCP, COMS, DMSII, CCF, etc.) on Unisys owned CCF test bed using Unisys developed scripts to ensure software compatibility	X
Test new ClearPath System Software releases (i.e. MCP, COMS, DMSII, CCF, etc.) on UHS Development/Test environments to ensure software compatibility	X	X
New release installation	X
Supervisor Support	X
Other host software (3rd party)	X
Custom Connect Facility (CCF) – distributed A
Installation and maintenance	X
CCF Testing
Script engine jointly developed by UHS and Unisys	X	X
Tests run on 2 Unisys owned ClearPath systems in Eagan	X
Scripts have evolved over time. As new failures are found in production those test cases are added	X
Test are automated but still require an FTE when testing is in progress	X
Leverage existing resources to provide the necessary manpower	X
Troubleshooting/problem resolution (i.e., MCP, System Soft, Env Soft.)
Evaluation of problem	X
Problem Drill down to root cause	X
Service Center Automation Product Support (Installation and maintenance)
Tape Library	X
File Management	X
Print Management	X
Source Code Control	X
Scheduling	X
Performance Monitoring	X
Operations Automation	X
Technical Product Support (Installation and maintenance)
Print Support (i.e., ISC Spool)	X
Code Generation (i.e., XGen)	X
PC/File transfer (i.e., FileExpress)	X
Data Transfer (i.e., Data Bridge)	X
Utilization Reporting (i.e., ResourceDB)	S	P
Print Barcode Application		X
Print Forms Design Utility		X
Business Application Program Modules (TB7500)		X
WFL Development and support
Design Support	S	P
Implementation (release)	S	P
Testing	S	P
Evaluation of problem	P	S
Problem Drill down to root cause	P	S
Operational Analysis and Problem Resolution	P	S

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Unisys Technical Services

Includes responsibilities such as operating system installation and support, problem resolution, performance monitoring and tuning, and product support to upgrade and maintain the system.

Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Workflow Development/Support	P	S
Scheduling	P	S
Capacity Planning (applications)	S	P
Performance Monitoring and Tuning Production Only
Performance Thresholds Alert setup and monitoring	X
System Monitoring	X
Environmental (Distributed A)	X
Applications Performance Analysis	S	P
Performance Reporting	X
System Capacity Planning (day to day)	P	S
File/Tape Management
Backup/recovery procedures	X
Monitor Available Disk Space	X
Define File/Tape Retention Parameters	S	P
Configure/Implement File/Tape Retention Parameters	X
File/Tape Mount Management	P	S
New Technology/Product Research
Technology input and review	S	P
Technology implementation	P	S
Technology selection	P	S
Security Administration
Security Policy and Procedures		X
User ID Administration		X
Router Configuration/Parameters/Databases	X
Security Application – ALGOL Code	X
Security Application – XGEN COBOL Code		X
Quality Assurance
Application Installation
Actual installation	P	S
User acceptance and verification	S	P
Define and Develop Standards and Procedures	S	P
Define requirements	S	P
Promote to production	P	S
WFL standards and procedures	P	S
Automated Run Documentation	S	P
Set-up	S	P
Dependencies	S	P
Initiation	S	P
Recovery	S	P
Hardware & System Software Installation
Actual installation	P	S
User acceptance and verification	P	S
Define and Standards and Procedures	P	S
Define requirements	P	S
Promote to production	P	S
Develop Service Level Agreements	S	P
Service Level Management (day to day)	P	S
Capacity management (day to day)
Define and maintain capacity management process documents	P	S
Define application requirements		X
Capacity monitoring	P	S
Storage management (DASD, tape)	P	S
Maintain Optimal Storage Environment (cost, service)	P	S

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Disaster Recovery Includes responsibilities such as disaster plan maintenance, disaster recovery testing, and implementation of the plan in the event of a disaster necessary to restore service.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Disaster Recovery Planning
Define Application Disaster Recovery Levels		X
Disaster Recovery Plan Development and Maintenance	S	P
Contract Maintenance		X
Administration (compliance, guidelines, standards, procedures)	S	P
Testing	S	P
Tapes to Hot Site (from vault)	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Unisys Database Administration

Includes responsibilities such as software installation and support, logical and physical data design, database backups, and monitoring necessary to support and maintain the test and production workloads.

Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
DMSII Production Environment
Install DMSII Software	X
Monitor and control DMSII environment	X
Physical data base design	P	S
Logical database design	S	P
Review and support application DML		X
Maintain production DASDL and generate Description	P	S
Determine database space requirements	P	S
Ensure data base physical integrity (backup/recovery)	P	S
Identify and resolve application performance problems	S	P
Monitor and tune database performance	X
Identify database backup cycle requirements (type, frequency, occurrence)	P	S
Support and perform database backup process	X
Identify and resolve DMSII related software problems	X
24 X 7 database support coverage	X
Automation/Tool utilization	X
DMSII storage management (Structure and population growth)	X
Database standardization	P	S
DMSII Test Environment
Install DMSII Software	X
Monitor and control DMSII environment	X
Physical data base design	P	S
Logical database design	S	P
Review and support application DML		X
Maintain production DASDL and generate Description	P	S
Determine database space requirements	P	S
Ensure data base physical integrity (backup/recovery)	P	S
Identify and resolve application performance problems	S	P
Monitor and tune database performance	X
Identify database backup cycle requirements (type, frequency, occurrence)	P	S
Support and perform database backup process	X
Identify and resolve DMSII related software problems	X
24 X 7 database support coverage	X
Automation/Tool utilization	X
DMSII storage management (Structure and population growth)	X
Database standardization	P	S
DBMS capacity planning
Applications requirements		X
Physical Estimation Process	X
DBA Functions
DBMS performance management	S	P
DBMS performance utilization tracking	X
Backup/recovery planning and design	X
Involvement with application installation	S	P
DB Reorganization	X
DB Space Management and Monitoring	X
Database troubleshooting/resolution	X
DB Rollbacks and Recoveries	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Help Desk Services Includes responsibilities necessary for problem and incident management.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Level 1 Support
Answer calls from UHS users		X
Problem management (UHS Service Center Help Desk - Level 1)
Record problems		X
Track problems through resolution		X
Provide feedback to users		X
Initial problem support		X
Level 1 problem resolution		X
Invoke proper problem resolution resources		X
Follow-up for resolution status		X
Escalate to next level of support (network, app. level 2)		X
Standards and procedures (UHS help desk)	S	P
Notify users of systems availability		X
Management reporting - UHS level 1 and Internal Client SLA/s		X
Level 2 Support
Answers calls from UHS Help Desk	X
Problem Management (Unisys Help Desk)
Record problems	X
Track problems through resolution (UNISYS level 2)	X
Provide feedback to UHS Level 1 Help Desk	X
Level 2 problem resolution (in scope services)	X
Invoke proper problem resolution resources	X
Follow-up for resolution status	X
Escalate to next level of support	X
Standards and procedures UNISYS Help Desk	X
Notify UHS Help Desk of system availability	X
Integrate UHS Procedures into Unisys Help Desk Procedures	P	S
Management reporting - Level 2	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Communications Includes responsibilities such as support of routers and hubs necessary to provide connectivity to the UHS network.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Network Hardware Maintenance and support
Two CP2000s supporting tape label printing in Eagan	X
ClearPath Network Appliances used for 100mb and Gigabit access to NX and Libra hosts	X
NT40 servers used for 100mb access to NX hosts	X
Network Software
Configuration of Moves, Adds, Changes
NT4.0 Image used in ClearPath Network Appliance (CNA)	X
Windows XP Image when ClearPath Network Appliance (CNA) is upgraded to use XP	X
NNS (NT/CNA to NX/Libra interface software)	X
NAU	X
Maintenance and Support
NX/Libra (CNS, BNA, TCP/IP, NX/Libra Host name resolution))	X
NAU	X
Any new or out-of-scope networking entities		X
Network Communications for Disaster Recovery	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Print Services Includes responsibilities such as hardware support, software support, and file/report generation necessary to support printing.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Document Creation & Management
Composition Tools EOS at TIC		X
Document Viewing		X
Print Related Support Software
System Software	X
Transmission Software	X
Forms Management		X
Report Delivery Tracking		X
File/Report Transmission (both Hardware and Software)	X
Print/Report Generation
Queue Management	S	P
Printer Hardware		X
Physical Printing		X
Forms Management		X
Report Delivery Tracking		X
Print Delivery Metrics
Print File Availability to Printer Queue Management	X
Print/Report Delivery to Customer		X
Reporting Overall Metric	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Outside Services Includes responsibilities to support microfiche and ID card services.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Microfiche
Spool microfiche output to tape	X
Ship microfiche tape(s) to services vendor	X
Receive/verify microfiche output		X
Distribute microfiche		X
Store microfiche output to tapes	X
ID-Card
Spool ID-card output to tape or FTP	X
Ship ID-card tape(s) to services vendor	X
Receive/verify ID-card output		X
Distribute ID-card		X
Store ID card output to tape	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Financial and Asset Management Includes responsibilities such as hardware and software acquisition, expense tracking, and inventory necessary to provide financial and asset reporting.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
CLEARPATH
Hardware and Equipment (in-scope)
Acquisition Analysis	P	S
Maintenance Contract Negotiation	X
Expense Tracking	P	S
Invoice Processing	X
Inventory	X
Acquisition	P	S
Software
License Contracting - as specified in Exhibit 3 (dual responsibility)	X	X
Acquisition Analysis	P	S
Expense Tracking	P	S
Invoice Processing	X
Inventory	P	S
Acquisition	P	S
Rate Setting and charge back to UHS for CPU, storage, tape, etc.	P	S
Provide Job Accounting Statistics and Management Reports	P	S
Software License Management
System Software	X
Service Center Automation Utilities	X
Business Application		X
Hardware Management
Inventory Control (Unisys Service Center)	X
Acquisitions	P	S

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Financial and Asset Management
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
MANAGED SERVER FARM (MSF)
Hardware and Equipment (Unisys owned)
Acquisition Analysis	P	S
Maintenance Contract Negotiation	X
Expense Tracking	P	S
Invoice Processing	X
Inventory	X
Acquisition	P	S
Hardware and Equipment (UHS owned)
Acquisition Analysis		X
Maintenance Contract Negotiation		X
Expense Tracking		X
Invoice Processing		X
Inventory	X
Acquisition		X
Software
License Contracting – as specified in Exhibit 3 (dual responsibility)		X
Acquisition Analysis		X
Expense Tracking		X
Invoice Processing		X
Inventory		X
Acquisition		X
Fixed rate charges for MSF support of servers	P	S
Software License Management
System Software – Unisys owned hardware (AIX only)	X
System Software		X
Service Center Automation Utilities	X
Business Application		X
Hardware Management
Inventory Control (Unisys Service Center)	X
Acquisitions		X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

UNIX Standard Support Includes responsibilities such as system administration, database administration and operational support necessary to install and maintain UNIX production systems.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
System Administration
System sizing for ordering using customer information		X
Request the ordering of new system software or system software upgrades		X
Order new system software or system software upgrades		X
Order non-system software or non-system software upgrades		X
Accountable for charges for all new software or software upgrades		X
Order systems		X
Install new hardware		X
Install operating system software		X
Install OS patches		X
Configure OS		X
Tune OS		X
Upgrade OS		X
Install application environment software		X
Configure application environment software		X
Tune application environment software		X
Upgrade environment software		X
Perform system backups and recoveries (BRU Sysback)
Port utilities, test and maintain on RS6000	X
Install utilities on UHS systems	S	P
Define backup standards	S	P
Configure and test backup scripts	S	P
Execute and monitor backup scripts		X
Manage system security		X
Assign IP Addresses and Switch Port Assignments		X
Local installation of network connectivity (patch cable)	X
Manage system printers and print queues		X
System performance monitoring		X
Development of and Implementation of decommitment procedures for removing UNIX boxes from UHS use (e.g., removing of sensitive files, removing licensed software, etc.).		X
Database Administration
Install database software		X
Configure database software		X
Tune database software		X
Upgrade database software		X
Create databases and database objects		X
Reorganize databases		X
Monitor database performance		X
Monitor database object sizes		X
Perform database recoveries		X
Assist developers in planning		X
Size databases		X
Tape Management (BRU Sysback)
Mount Tapes	X
Out of company Tape processing	X
Off site storage	X
Tape library management	X
Tape initialization	X
Cleaning of tape drives	X
ADSM/TSM Backup Support
Unisys to support ADSM/TSM as described in the Network Backup System Operation SLA	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

UNIX Standard Support Includes responsibilities such as system administration, database administration and operational support necessary to install and maintain UNIX production systems.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Hardware Planning, Maintenance and Installation
Technology in-put, review, and general recommendation		X
Technology plan review and approval		X
Hardware facilities requirements	X
Hardware installations and maintenance		X
Project planning for hardware upgrades, migrations and new systems	S	P
Configuration Management
Provide tracking of Server by Hardware Name and Serial Number	X
Provide system software inventory reporting		X
Provide 3rd Party software inventory reporting		X
Disaster Recovery
Service Center/Data Network Machine failure
Service Center equipment		X
Data network equipment		X
Scheduling – Application		X
Computer Operations
System monitoring	X
System boots based on customer request	X

Information Technology Services Agreement
Exhibit 01
Base Services and Function and Scope Matrix

Account Management Includes responsibilities such as management structure, service level agreements, change control, and problem management necessary to manage the account.
Responsibility
	Unisys	UHS
(X - Responsible, P - Primary, S - Secondary)
Management Structure
Account Executive (Unisys)	X
Account Executive (UHS)		X
Account Manager (Unisys)	X
Participation in Executive Steering Committee	X	X
Reports and Meetings
Reports (performance)	P	S
Meetings (agenda & minutes)	P	S
Service Level Agreement (SLA) Management
Define service level requirements	S	P
Define and maintain performance process	P	S
Document service level agreements and service level objectives	X
Measure and analyze performance	X
Implement improvement programs	P	S
Provide monthly reports	X
Change Control and Management
Define and maintain change management process		X
Participate in UHS change management process	S	P
Provide change requirements for application software installs and upgrades		X
Provide Application changes		X
Provide change requirements for Systems Software	P	S
Provide back-off procedures for system software changes	P	S
Conduct change control meeting	S	P
Escalate change control conflicts	S	P
Report on change success (to UHS)	X
Problem Management
Define and maintain problem management process		X
Participate in UHS problem management process	S	P
Record problems	X
Distribute to support groups for resolution	X
Track problem through resolution	P	S
Escalate as required (War room) -(dual responsibility)	X	X

Information Technology Services Agreement
Exhibit 2
UHS Application Software

Unix

Production Applications
AccuTraq(WebSvr)
ACIS
Adjudipro
AppCenter Server
APT
Atlas
AutoSys server - Primary
DBP
BRIO
CARE24
Cold project
Consolidated data server
CPW
DB2 Connect
DNS environment
eBill
Eligibility/Provider DB
EmployerEServices
ESPH-ESPP
Everlink /Nextgen
FileNet
Health Risk Assesment/HRA
IBAAG (Internet benefits at a glance)
Imaging DB Retrevial Sys
LetGen
Linx Object Tier
Medica
Mercury Letters
METS-Medicare Encounter Tracking
MMEN-Medicare Medicade practice
MQ Series
NewMedia/Health Forums
NightVision/Nightingale
NIS environment
Openview/NetNodeManager
Optum
PARS (UTOA)
PatientID (PTID)
PDS
PeopleSoft
Physicians portal/myuhc.com
Plan Performance Improvement/PPI

Information Technology Services Agreement
Exhibit 2
UHS Application Software

Production Applications
PRMS
PROVMAP Object Server
Qstar
Resource Maintainer
SGIA
Siebel/Rosetta
SSS
Sybase Replication Server
Total View Workgroup Management
Tracey Object Tier
Training Department
UBH-ONLINE
UBS
Underwriting
URN2
VETSS
Vision
WAND
WebSphere

UNISYS ClearPath

Production Applications
COSMOS
Jobtrk
Security DB

Information Technology Services Agreement
Exhibit 3
System Software

Mainframe System Software

Unisys ClearPath Proprietary Software

(GVPRODC)

Style	Product	Rev./Vers.	License Holder	Install Date	Last Change Date	Term of License
NXS58008-76K	IOE:NX58XX-76K HMP-80	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
NXS840-EEX	IOE:NTE4 1-8 US/CA 25CAL	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
NXS840-EEU	IOE:NTE4 1-8 US/CA 25CAL	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
PC1-XVE	WRKST SW:XVISION ECLIPSE	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
PC1-XVE	WRKST SW:XVISION ECLIPSE	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
NXP110-CSS	COM SW:NX SERIES BNAV2	HMP 7.0	Unisys	4/26/03	9/20/03	10/31/2005
NXP110-DB1	DATAMGT:DBATOOLS-ANALY	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP110-DMT	DATAMGT:DMSII DM INTRPTR	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP110-DDM	DATAMGT:DMSII MONITOR	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP110-ERG	DATAMGT:ERGO	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP110-HSV	COM SW:HOST SERVICES	HMP 7.0	Unisys	4/26/03	9/20/03	10/31/2005
NXP110-DAC	SEC SW:INFOGUARD ACC	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
NXP110-SSL	SEC SW:SEC SUPPORT LIBRY	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
NXP110-MAC	O/S:MACS SW FOR 5 DISKS	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
NXU5800-76K	SUBSCRN:SSU NX58XX-76	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005
NXU110-DB1	SUBSCRN:DBATOOLS	HMP 8.0	Unisys	8/9/03	11/22/03	10/31/2005

Unisys ClearPath Proprietary Software

(UHSPRODD)

Style	Product	Rev./Vers.	License Holder	Install Date	Last Change Date	Term of License
NXS58008-74K	IOE:NX58XX-74K HMP-80	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
NXS840-EEX	IOE:NTE4 1-8 US/CA 25CAL	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
NXS840-EEU	IOE:NTE4 1-8 US/CA 25CAL	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
PC1-XVE	WRKST SW:XVISION ECLIPSE	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
PC1-XVE	WRKST SW:XVISION ECLIPSE	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
NXP110-CSS	COM SW:NX SERIES BNAV2	HMP 7.0	Unisys	7/12/03	10/11/03	10/31/2005
NXP110-DB1	DATAMGT:DBATOOLS-ANALY	HMP 8.0	Unisys	10/25/03	10/25/03	10/31/2005
NXP110-DMT	DATAMGT:DMSII DM INTRPTR	HMP 8.0	Unisys	10/25/03	10/25/03	10/31/2005
NXP110-DDM	DATAMGT:DMSII MONITOR	HMP 8.0	Unisys	10/25/03	10/25/03	10/31/2005
NXP110-ERG	DATAMGT:ERGO	HMP 8.0	Unisys	10/25/03	10/25/03	10/31/2005
NXP110-HSV	COM SW:HOST SERVICES	HMP 7.0	Unisys	7/12/03	10/11/03	10/31/2005
NXP110-DAC	SEC SW:INFOGUARD ACC	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
NXP110-SSL	SEC SW:SEC SUPPORT LIBRY	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
NXP110-MAC	O/S:MACS SW FOR 5 DISKS	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
NXU5800-74K	SUBSCRN:SSU NX58XX-74	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005
NXU110-DB1	SUBSCRN:DBATOOLS	HMP 8.0	Unisys	9/13/03	2/14/04	10/31/2005

Information Technology Services Agreement
Exhibit 3
System Software

Unisys ClearPath Proprietary Software

(MNA17A)

Style	Product	Rev./Vers.	License Holder	Install Date	Last Change Date	Term of License
NXS68008-A4	IOE:NX6824-PLA MCP8	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
NXS840-EEX	IOE:NTE4 1-8 US/CA 25CAL	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
NXS840-EEU	IOE:NTE4 1-8 US/CA 25CAL	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
PC1-XVE	WRKST SW:XVISION ECLIPSE	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
PC1-XVE	WRKST SW:XVISION ECLIPSE	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
NXP130-CSS	COM SW:NX SERIES BNAV2	HMP 7.0	Unisys	5/24/03	9/26/03	10/31/2005
NXP130-DB1	DATAMGT:DBATOOLS-ANALY	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP130-DMT	DATAMGT:DMSII DM INTRPTR	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP130-DDM	DATAMGT:DMSII MONITOR	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP130-ERG	DATAMGT:ERGO	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
NXP130-HSV	COM SW:HOST SERVICES	HMP 7.0	Unisys	5/24/03	9/26/03	10/31/2005
NXP130-DAC	SEC SW:INFOGUARD ACC	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
NXP130-SSL	SEC SW:SEC SUPPORT LIBRY	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
NXU6800-A4	SUBSCRN:SSU NX6824-PL8	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005
NXU130-DB1	SUBSCRN:DBATOOLS	HMP 8.0	Unisys	9/13/03	11/22/03	10/31/2005

Unisys ClearPath Proprietary Software

(UHSPRODE)

Style	Product	Rev./Vers.	License Holder	Install Date	Last Change Date	Term of License
CSL7821-D13	IMAGE ENABLER 2 DOM PL3	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
GTS204-SSA	UIS OS ENVIRONMENTSSA(9X5	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
GTS200-ADD	MULTIPLE SYSTEMS FEE	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
CSS78018-192	IOE CS7801 960/23328 MCP	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
CSS7801-CD1	IOE COMPANION PKG – DC	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
CSP10130-CSS	COM SW:NX SERIES BNAV2	HMP 7.0	Unisys	9/20/03	9/20/03	10/31/2005
CSP10130-HSV	COM SW:HOST SERVICES	HMP 7.0	Unisys	9/20/03	9/20/03	10/31/2005
CSP10130-DMT	DATAMGT:DMSII DM INTRPTR	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
CSP10130-DDM	DATAMGT:DMSII MONITOR	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
CSP10130-ERG	DATAMGT:ERGO	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
CSP10130-DAC	SEC SW:INFOGUARD ACC	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
CSP10130-DB1	DATAMGT:DBATOOLS –ANALY	HMP 8.0	Unisys	11/15/03	11/15/03	10/31/2005
CSP10130-SSL	SEC SW:SEC SUPPORT LIBRY	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
CSU7801-192	SSUSCRN CS7801 960/23328	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005
CSU10130-DB1	SUBSCRN:DBATOOLS	HMP 8.0	Unisys	8/9/03	11/8/03	10/31/2005

Information Technology Services Agreement
Exhibit 3
System Software

Unisys ClearPath Proprietary Software

(DEVELOPMENT and TEST)

Style	Product	Rev./Vers.	License Holder	Install Date	Last Change Date	Term of License
NX58007-62K	IOE NX58XX-62K MCP	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NX58007-52K	IOE NX58XX-52K MCP	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-CSS	COM SW:NX SERIES BNAV2	HMP 7.0	Unisys	9/05/02	8/5/03	10/31/2005
NXP90-CSS	COM SW:NX SERIES BNAV2	HMP 7.0	Unisys	9/05/02	8/5/03	10/31/2005
NXP90-DB1	DATAMGT:DBATOOLS—ANALY	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-DB1	DATAMGT:DBATOOLS—ANALY	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-DMT	DATAMGT:DMSII DM INTRPTR	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-DMT	DATAMGT:DMSII DM INTRPTR	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-DDM	DATAMGT:DMSII MONITOR	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-DDM	DATAMGT:DMSII MONITOR	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-ERG	DATAMGT:ERGO	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-ERG	DATAMGT:ERGO	HMP 8.0	Unisys	9/15/03	3/3/04	10/31/2005
NXP90-HSV	COM SW:HOST SERVICES	HMP 7.0	Unisys	9/05/02	8/5/03	10/31/2005
NXP90-HSV	COM SW:HOST SERVICES	HMP 7.0	Unisys	9/05/02	8/5/03	10/31/2005
NXP90-DAC	SEC SW:INFOGUARD ACC	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-DAC	SEC SW:INFOGUARD ACC	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-SSL	SEC SW:SEC SUPPORT LIBRY	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-SSL	SEC SW:SEC SUPPORT LIBRY	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-C74	CMPLR:COBOL ANSI 74	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-C74	CMPLR:COBOL ANSI 74	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-CTD	DEV AID:COBOL 74 TST/DBG	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-CTD	DEV AID:COBOL 74 TST/DBG	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXU5800-62	SUBSCRN:SSU NX5822-62	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXU5800-52	SUBSCRN:SSU NX5822-52	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-C85	CMPLR:COBOL 85	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXP90-C85	CMPLR:COBOL 85	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXV90-DB1	SUBSCRN:OBA TOOLS	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005
NXV90-DB1	SUBSCRN:OBA TOOLS	HMP 8.0	Unisys	7/7/03	2/7/04	10/31/2005

Information Technology Services Agreement
Exhibit 3
System Software

UHS ClearPath 3rd Party Software

Style	Product	Rev./Vers.	License Holder	Last Change Date	Term of License
B&L ASSOCIATES	BLPACK	PROG COMPATIBILITY:05/17/03 RELEASEID=“04/18/03”	UHS	9/9/03	10/31/2005
B&L ASSOCIATES	BLLIB	PROG COMPATIBILITY:09/25/02 (Database : Rev 5 )	UHS	7/24/03	10/31/2005
	BLLABEL	PROG COMPATIBILITY:09/25/02 (REV 5)	UHS	7/24/03	10/31/2005
B&L ASSOCIATES	BL/DIST	REV31 01/23/02	UHS	3/10/04	10/31/2005
B&L ASSOCIATES	BLSCHED	04/25/2003 @ 00:12:56	UHS	4/22/03	10/31/2005
Sightline Systems	VIEWPOINT	52.03	UHS	12/5/01	Perpetual
ATTACHMATE	DATABRIDGE	4.1	UHS	3/20/03	Perpetual
Cypress	SPOOL DTEC FLIST FDUMP LPD PRINTING	9.0.138 9.0.138 2.3 2.3 9.0.138	UHS	9/17/03 9/17/03 1/27/04 1/27/04 9/17/03	05/31/2004
OPENWARE	XGEN XGEN RUNTIME	2.8.032 2.8.032	UHS	7/24/03	12/31/04
STAHURA-BRENNER	PrinT Trail	1.012.0055	UHS	05/07/03	Perpetual

Unisys ClearPath 3rd Party Software

Style	Product	Rev./Vers.	License Holder	Last Change Date	Term of License
STAHURA- BRENNER	CCF	435B	Unisys	11/22/03	Perpetual

Information Technology Services Agreement
Exhibit 3
System Software

Unisys ClearPath Libra Proprietary Software

(DEVELOPMENT, TEST & DR in Salt Lake)

Style	Product	Rev./Vers.	License Holder	Install Date	Last Change Date	Term of License
CSL101851-8	Image Enabler 1 Dom 40/972	HMP 8.0	Unisys			03/31/2006
CSL101851-8	Image Enabler 1 Dom 40/972	HMP 8.0	Unisys			03/31/2006
CSS10185-CD1	IOE Companion Pkg - DD	HMP 8.0	Unisys			03/31/2006
CS10-END	IOE Encryption Opt US	HMP 8.0	Unisys			03/31/2006
ECH10-CH	Call Home Service CS MCP	HMP 8.0	Unisys			03/31/2006
SDK101808-39	SDK Libra 180 195/4739 MCP8	HMP 8.0	Unisys			03/31/2006
SDU10180-39	SSUScrn SDK Libra 180 195/4739	HMP 8.0	Unisys			03/31/2005
SDK101808-29	SDK Libra 180 145/3524 MCP8	HMP 8.0	Unisys			03/31/2006
SDU10180-29	SSUScrn SDK Libra 180 145/3524	HMP 8.0	Unisys			03/31/2005
SDL101851-29	SDK Enabler 1 Dom 145/3524	HMP 8.0	Unisys			03/31/2006
SDL101851-39	SDK Enabler 1 Dom 195/4739	HMP 8.0	Unisys			03/31/2006
CERxxx	Disaster Recovery ALC 40 - 725	HMP 8.0	Unisys			03/31/2005
CERxxx	Disaster Recovery ALC 40 - 725	HMP 8.0	Unisys			03/31/2005
CERxxx	Disaster Recovery ALC 145 - 725	HMP 8.0	Unisys			03/31/2005

Information Technology Services Agreement
Exhibit 3
System Software

Non-Mainframe System Software

UNIX 3rd Party Software

Style	Product	Rev./Vers.	License Holder	Last Change Date	Term of License
5771-SUB	AIX Software Subscription/Version Protection		Holder determined by hardware owner. See Exhibit 6.	N/A	Perpetual
TSM Client	TSM agents	4.2, 4.3, 5.1, 5.2, 5.8, B11.11	Covered under separate ASRs.	N/A	Perpetual

Information Technology Services Agreement
Exhibit 4
Transition/Migration Plan

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 4A
Transition/Migration Project Plan

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 5
Performance Credits

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 6
Machines

platform	name	alias	location	style	serialnumber	owner	description
Eagan Service Center Mainframe Hardware

A Series	UHA1	UHSTEST1	3G05C07	NX5822-52	491215489	Unisys	UHG Test1
A Series	UHA2	UHSTEST2	3G04F15	A11-422	408717890	Unisys	N/A - not in use
A Series	UHAA	MNA17A	3G06C10	NX6824-PL10	491361531	Unisys	DRGBL, DRDELTA, DRHALO, DRARCDELTADB, DRARCHALODB
A Series	UHAB	MNA17B	3G05F07	NX5822-53	491215356	Unisys	UHS test and development mainframe
A Series	UHAC	GVPRODC	3F05L07	NX5822-76K	491212247	Unisys	DRMICA, DRARCMICADB
A Series	UHAD	UHSPRODD	3G05L16	NX5822-74	490996162	Unisys	DRECHO, DRJAVA
A Series	UHAE	UHSPRODE	3G05D12	CS7801000-D1	5114422543	Unisys	DRFOX, DRARFOXDB
A Series	UHAF	UHSPRODF	3G05L10	NX4802-76	490888187	Unisys	DRALPHA, DRCHARLIE, DRARCALPHADB - not in use
A Series	UHAG	UHSPRODG	3F05L13	NX4802-76	490959855	Unisys	DRBRAVO, DRGAMMA, DRLIMA, DRARCBRAVODB, DRARCGAMMADB - not in use
CNA1	CNA1	8001	MNA17A			Unisys	MNA17A ClearPath Network Appliance
CNA1	CNA2	8002	MNA17A			Unisys	MNA17A ClearPath Network Appliance
CNA1	CNA3	8003	MNA17A			Unisys	MNA17A ClearPath Network Appliance
CNA1	CNA4	8004	MNA17A			Unisys	MNA17A ClearPath Network Appliance
CNAC	CNA1	8001	UHSPRODE			Unisys	UHSPRODE ClearPath Network Appliance
CNAC	CNA2	8002	UHSPRODE			Unisys	UHSPRODE ClearPath Network Appliance
CNAC	CNA3	8003	UHSPRODE			Unisys	UHSPRODE ClearPath Network Appliance
CNAC	CNA4	8004	UHSPRODE			Unisys	UHSPRODE ClearPath Network Appliance
Disk Complex	EMC02		3G06M09	EMC 5430	HK182501552	Unisys	UHG Prod F
Disk Complex	EMC05		3G05M05	EMC 5430	HK182500392	Unisys	UHG Prod C
Disk Complex	EMC06		3G07M01	EMC 5700	HK182400741	Unisys	UHG
Disk Complex	EMC11		3G06G11	EMC 5430	HK182503623	Unisys	UHG Prod D/Prod G
Disk Complex	EMC42		3G06M07	EMC 3830	HK183502591	Unisys	UHG MNA17A & Prod G
Disk Complex	EMC56		3G06M05	EMC 8430	HK184502577	Unisys	UHG Prod E
Disk Complex	EMC61		3G05G10	EMC 3430	HK182504243	Unisys	UHG MNA17B, UHS test 1
Tape Complex	TC-115		3F05G12	STK 9310	004011947	Unisys	UHG Silo
Tape Complex	TC-124		3F06F03	STK 9310	004011946	Unisys	UHG Silo

Information Technology Services Agreement
Exhibit 6
Machines

Salt Lake City Service Center Mainframe Hardware
A Series	SLC	CS780121-D08	Unisys	SYS:Dual Partition, Dual Domain, 8x
Disk Complex	SLC	DMX1000	Unisys	DMX HIGH PERF SBAY
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
Tape Drive	SLC	STK9840	Unisys	StorageTek Tape Standalone Drive
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-GEC	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-FE	Unisys	ClearPath Network Appliance
CNA	SLC	CNA78185-FE	Unisys	ClearPath Network Appliance

Information Technology Services Agreement
Exhibit 6
Machines

Eagan Service Center Non-Mainframe Hardware

Disk Complex	EMC55		2D08G10	EMC 8730	HK184700748	UHG	UHG Corp Peoplesoft
Disk Complex	EMC57		2D09J08	FC4700	SF20004900194	UHG	UHG SEIBEL
Disk Complex	EMC70		2D09F09	EMC FC4700	SF60004600680	UHG	UHG Clariion FC4700
Disk Complex	EMC74		2D10M02	EMC CX600	FLZ0261000670	UHG	UHG EMC Disk
Disk Complex	DC-128						UHG Jukebox
Disk Complex	DC-129						UHG Jukebox
Disk Complex	DC-130						UHG NetApp Filer 5 & 6
Unix	UH001		2B08L06	IBM RS/6000	MS70132652250	Unisys	PeopleSoft - AP, GL, PO SN123 **DECOMMISSIONED
Unix	UH002	viper	2B08I10	IBM RS/6000	26-56294	Unisys	AdjudiPro (DSvr) **DECOMMISSIONED
Unix	UH003	tomcat	2B08I15	IBM 7013	26-56295	Unisys	AdjudiPro (FSvr) DECOMMISSIONED 1/28/04
Unix	UH004	bhfunc6	2C08F11	IBM 7013	26-56108	Unisys	UBS (DSvr)-CMM **DECOMMISSIONED
Unix	UH009	bhfunc5	2C08F10	IBM 7013	26-53569	Unisys	UBS (DSvr)-STEPS **DECOMMISSIONED
Unix	UH010	bhdata5	2C08F06	IBM RS/6000	S70132639064	Unisys	Rep Server **DECOMMISSIONED
Unix	UH014	cerebus	2B08I09	IBM 7012	26-87935	Unisys	FILENET
Unix	UH015	cetus	2B08L13	IBM 7013	26-53744	Unisys	CPW (DSvr/FSvr)
Unix	UH019	kazoo	2C08F12	IBM RS/6000	MS70132646969	Unisys	ACE, ALI, BEN, CL, CT, EC, HP, LM, PCR, PI, QAC, RTS, SCS, SIU, WEL **DECOMMISSIONED
Unix	UH021	POSEIDON	2B08I13	IBM RS/6000	MS70132653583	Unisys	EmployerLink Dev **DECOMMISSIONED
Unix	UH022	orion	2B08L09	IBM 7013	26-50200	Unisys	LetGen, CPW
Unix	UH024	pegasus	2B08P07	IBM 7013	26-50254	Unisys	FileNet
Unix	UH026	polaris	2B08I06	IBM 7013	26-50490	Unisys	Employerlink Dev, Qstar Dev
Unix	UH029	lloyd	2C08J16	IBM 7015	26-21781	Unisys	Underwriting
Unix	UH030	starfish	2D08C10	IBM 7026	26-1001634	Unisys	Allina/UBH
Unix	UH039		2B08P14	IBM RS/6000	MS70152619277	Unisys	Help Desk Support System **DECOMMISSIONED
Unix	UH040	bhdata6	2C08M12	Sun 3500	921H2BF2	Unisys	SyBase (DSvr) **DECOMMISSIONED
Unix	UH041	bis4	2B08L11	IBM 7013	26-58022	Unisys	PRMS, SSS
Unix	UH042	bis5	2B08L10	IBM 7013	26-57383	Unisys	Sales Development
Unix	UH049	hydra	2C08J09	IBM 7015	26-23321	Unisys	CPW HA (DSvr/FSvr)
Unix	UH050	Tempest	2C08J08	IBM 7015	26-23198	Unisys	Qstar/CPW Development Server
Unix	UH051	frog	2C08J07	IBM 7015	26-23863	Unisys	eHealth-Internet Services
Unix	UH052	bhfunc2	2C08F07	IBM 7025	25-1012698	Unisys	UBS (FSvr)-IntegIntake **DECOMMISSIONED
Unix	UH053	bhfunc1	2C08F07	IBM 7025	25-1012697	Unisys	UBS (FSvr)-IRIS, UBS (FSvr)-PROVNET **DECOMMISSIONED
Unix	UH054	medusa	2C08M08	IBM 7015	26-24236	Unisys	Letgen, Letgen Archive
Unix	UH058	sybil	2C08M06	IBM 7015	1029840	Unisys	Evercare/PDS, ISP, URN2
Unix	UH061	gemini	2D08C10	IBM 7026	26-1001482	Unisys	Qstar(FSvr)
Unix	UH062	scorpio	2C08F13	IBM 7013	26-53745	Unisys	Qstar-Dev
Unix	UH063	aries	2D08C11	IBM 7026	26-1002855	Unisys	BRIO
Unix	UH064	taurus	2D08C11	IBM 7013	26-1002899	Unisys	APT(FSvr), SGIA (FSvr), SSS(FSvr)
Unix	UH065	leo	2C08J10	IBM 7026-H50	10-02900	Unisys	PRMS (DSvr/FSvr)
Unix	UH066	euro	2D08G07	IBM 7017	1092010	Unisys	PeopleSoft-FIN DECOMMISSIONED 1/7/04
Unix	UH070	saber	2D08J06	IBM 7026	26-1003018	UHG	ClaimCheck (FSvr) DECOMMISSIONED 2/23/04
Unix	UH071	griffin	2D08J06	IBM 7026	26-1003710	Unisys	AdjudiPro DECOMMISSIONED 2/23/04
Unix	UH072	triton	2C08C06	IBM 7025	S7025104969	Unisys	EmployerLink
Unix	UH074	irds2	2D08J14	IBM 7026-6H1	10-D613A	Unisys	IBM Server
Unix	UH075	peso1	2D09F05	IBM 7017	10-C670D	Unisys	HR
Unix	UH076	peso2	2D08M09	IBM 7017	1092924	Unisys	Future SPO Server DECOMMISSIONED 1/7/04
Unix	UH077	bhfunc0	2C08C07	IBM 7013	26-55673	Unisys	UBH Backup/Dev
Unix	UH080	eeyore	2D08M12	IBM 7025	1092929	Unisys	MQ
Unix	UH081	idamay	2B08L15	IBM RS/6000	MS70251038327	Unisys	Medicare/HMO-6S, Medicare/HMO-Ernest, Medicare/HMO-MAP
Unix	UH083	lightning	2D08M15	IBM 7017	1094655	Unisys	Eligibility/Provider, NewMedia/Health, Forums, OIF, DB, OPTUM-Nightingale, OPTUM, CARE24, Reporting, Vision, PatientID(PTID)
Unix	UH084	thunder	2D08J16	IBM 7015	26-20920	Unisys	OPTUM dev./test
Unix	UH085	phantom	2D09M01	IBM 7017	1094470	Unisys	AdjudiPro
Unix	UH086	libra	2D09M03	IBM RS/6000	1095253	Unisys	QSTAR
Unix	UH087	pisces	2D08C10	IBM 7026	26-1012264	Unisys	QSTAR
Unix	UH088	magic	2B08L07	IBM 7025	25-1042244	Unisys	see kazoo - Allina Dev.
Unix	UH089	mercury	2C08F15	IBM 7025	1042634	Unisys	Letgen
Unix	UH090	salt	2C08C06	IBM 7025-F80	1041063	Unisys	DDCS Gateway (decommissioned)
Unix	UH091	pepper	2C08F09	IBM 7025	1043224	Unisys	DDCS Gateway
Unix	UH095	dorothy	2B08P11	IBM 7026	10-D1B3D	Unisys	MyUHC
Unix	UH096	toto	2B08P11	IBM 7026	10-D1B4D	Unisys	MyUHC
Unix	UH101	myth	2D08C14	IBM 7026	10-F23AD	Unisys	Alina Micro-Ops
Unix	UH103	groucho	2D08C12	IBM 7025	10-CF2AD	Unisys	PRMS
Unix	UH104	nimbus	2B08P10	IBM 7026	10-0210F	UHG	Resource Maintainer
Unix	UH105	spock	2B08P15	IBM 7026	10-0B95F	Unisys	Employer Link
Unix	UH106	kirk	2B08P15	IBM 7026	10-0B9CF	Unisys	Employer Link
Unix	UH107	bass	2C08C16	IBM 7026-H70	10-F272D	Unisys	Consolidated Data Server
Unix	UH108	virgo	2C08F16	IBM 7026	10-0019F	Unisys	APT-Sales
Unix	UH109	astro	2C08J16	IBM 7026-H80	10-21194	UHG	Evercare/PDS
Unix	UH112	bhobj5	2C08M14	Sun Netra 1405	045M2036	UHG	Object Server
Unix	UH118	krona	2D08G12	IBM 7017	10-BF32D	UHG	PeopleSoft - FIN
Unix	UH120	harry	2D09M08	IBM RS/6000	10-8306F	Unisys	ESPP
Unix	UH121	lira	2D08G08	IBM RS/6000	S7026105BFDF	UHG	Finance **DECOMMISSIONED
Unix	UH122	franc	2D08G08	IBM RS/6000	10-5BD5F	UHG	HR DECOMMISSIONED 1-7-04
Unix	UH123	maki	2D08G14	IBM 7026	10-213BF	UHG	E-Bill/IB
Unix	UH124	unagi	2D08G14	IBM 7026	10-2147F	UHG	E-Bill/IB
Unix	UH125	wasabi	2D09J03	IBM 7026-6M1	10-418AF	UHG	E-Bill/IB
Unix	UH126	SAKE	2D09J04	IBM 7026-6M1	10-424CF	UHG	E-Bill/IB
Unix	UH127	BIKINI	2D09J03	IBM 7026	10-51F0F	UHG	E-Bill/Data Mart
Unix	UH128	speedo	2D09F02	IBM 7026	10-51D4F	UHG	E-Bill/Data Mart
Unix	UH129	hamlet	2D09M12	IBM 7017	10-C4A9D	Unisys	CPW

Information Technology Services Agreement
Exhibit 6
Machines

Unix	UH130	piglet	2D08C08	IBM RS/6000	10-9D58F	Unisys	MQ
Unix	UH135	bhfunc3	2D09F08	IBM 7026-H50	10-01401	UHG	RIOS
Unix	UH136	bhfunc4	2D09F08	IBM 7026-H50	10-01396	UHG	RIOS
Unix	UH137	rouble	2D09F05	IBM 7017	10-92930	Unisys	Essbase DECOMMISSIONED 1-7-04
Unix	UH138	rupee	2D09F03	IBM 7025-F80	10-ABD0F	UHG	HR-DEV
Unix	UH139	yen	2D09F03	IBM 7026	S702610ABDFF	UHG	Finance-Dev
Unix	UH140	casper	2D09J02	IBM 7026	10-D212F	Unisys	Employer Portal
Unix	UH141	wendy	2D09J02	IBM 7026	10-D213F	Unisys	Employer Portal
Unix	UH142	DESI	2D09J10	IBM 7026	10-ABD8F	UHG	MQ Production Server
Unix	UH143	FRED	2D09J10	IBM 7026	10-AC9FF	UHG	MQ Production Server
Unix	UH144	LUCY	2D09J11	IBM 7026	10-ABD7F	UHG	MQ Production Server
Unix	UH145	ETHEL	2D09J11	IBM RS/6000	10-ACAFF	UHG	MQ Production Server
Unix	UH147	rain	2D08G16	IBM 7026	10-D745F	UHG	E-Bill/MMR
Unix	UH148	WEBSTER	2D08C07	IBM 7026	10-AC3DF	UHG	WebSphere
Unix	UH149	snickers	2D09J09	IBM 7026-6M1	10-F12CF	UHG	Siebel Sales
Unix	UH150	SMOKE	2C08C16	IBM 7026	10-B1FDF	UHG	AutoSys
Unix	UH152	skittles	2D09J09	IBM 7026	10-F6D9F	UHG	Siebel Sales
Unix	UH153	GORF	2B08P14	IBM RS/6000	26-18920	Unisys	Employee Services - DECOMMISSIONED 2/5/04
Unix	UH154	SLEET	2D09J03	IBM 7026	10-212FF	UHG	E-Bill Production Server
Unix	UH155	SLUSH	2D09J04	IBM 7026	10-201DF	UHG	E-Bill Production Server
Unix	UH156	SNOW	2D09J04	IBM 7026-6M1	10-424FF	UHG	E-Bill Production Server
Unix	UH157	EBI	2D08C15	IBM 7026-6M1	10-424BF	UHG	E-Bill Development Server
Unix	UH158	HAMACHI	2D08C15	IBM 7026-6M1	10-418CF	UHG	E-Bill Development Server
Unix	UH164	bhdb32a	2C08E10	SUN E6800	211H30AA	UHG	UHG **DECOMMISSIONED
Unix	UH166	TOAD	2D09J02	IBM 7028-6C1	10-CB79D	UHG	Employer Portal Development
Unix	UH168	bhutilla	2C08M13	SUN 280R	221C526B	UHG	Production Server
Unix	UH170	HASHIAD	2D08F15	IBM 7026-6M1	10-B349F	UHG	E-Bill Broker Production Server
Unix	UH171	GOMAAD	2D08F15	IBM 7026-6M1	10-B326F	UHG	E-Bill Broker Production Server
Unix	UH174	IBAGDEV1	2C08M07	IBM 7026	10-B626F	UHG	Development Server
Unix	UH175	kodiak	2C08J10	IBM 7026	10-9748A	UHG	PRMS Production
Unix	UH176	nightmare	2D09J02	IBM 7028-6C4	10-29FAA	UHG	Portal Reporting Server
Unix	UH177	hail	2D08M10	7017-S7A	10-95298	UHG	Production Server
Unix	UH178		2D09L16	IBM 7026-6M1	10-C71FA	UHG	ahab
Unix	UH179	cold 1	2D08J11	IBM 7026-6M1	10-C56DA	UHG	UHG Server
Unix	UH180	croc	2C08M09	IBM 7028-6C1	10-63D6A	UHG	Employment Services Server
Unix	UH181	leech	2C08M09	IBM 7028-6C1	10-63D4A	UHG	Employer Services Server
Unix	UH182	snake	2C08M09	IBM 7028-6C1	10-63D7A	UHG	Employer Services Server
Unix	UH183	gecko	2C08M09	IBM 7028-6C1	10-63D5A	UHG	Employer Services Server
Unix	UH184	NES-05	2D09F09	SUN V480	244V029B	UHG	Server
Unix	UH185	NES-06	2D09F09	SUN V480	245V000D	UHG	Server
Unix	UH186	Lucan	2D09F09	SUN V480	245V02FA	UHG	Server
Unix	UH187	Percivale	2D09F09	SUN V480	245V02F7	UHG	Server
Unix	UH188		2D09F10	HP RP7400	40CC0FK0VC	UHG	UHG Server
Unix	UH189		2D09F11	IBM P660	10-A760A	UHG	IBM Server - Mystic
Unix	UH190	rsttaprod01	2D10L01	IBM 7038-6M2	10-0976A	UHG	Production Server
Unix	UH191	rsttaprod02	2D10L01	IBM 7038-6M2	10-975A	UHG	Production Server
Unix	UH192	rsttatest01	2D10L01	IBM 7038-6M2	10-0973A	UHG	Test Server
Unix	UH193	rsttadev01	2D10L01	IBM 7038-6M2	10-0972A	UHG	Development Server
Unix	UH194	phxprappu1	2C09M04	SUN 280R	312AD2FA6	UHG	Server
Unix	UH195	phxprappu2	2C09M04	SUN 280R	312AD3FB1	UHG	Server
Unix	UH196	phxprdbu1	2C09M04	SUN V480	312V0346	UHG	Server
Unix	UH197	phxtsappu1	2C09M04	SUN 280R	312AD10C4	UHG	Server
Unix	UH198	phxtsdbu1	2C09M04	SUN V480	305V01D0	UHG	Server
Unix	UH199	bhapp1	2C08M13	SUN V480	315V017C	UHG	Server
Unix	UH200	bhapp2	2C08M13	SUN V480	315V0199	UHG	Server
Unix	UH201	bhappc1	2C08M13	SUN V120	FF31310197	UHG	Server
Unix	UH202	bhapp21	2D09F08	IBM 7028-6C4	10-8CDFA	UHG	Server
Unix	UH203	bhapp22	2D09F08	IBM 7028-6C4	10-8D0CA	UHG	Server
Unix	UH204	idrs3	2D08J14	IBM 7026-6H1	10-D612A	UHG	IBM Server
Unix	UH205	bhapp23a	2D09F08	IBM 7028-6C4	10-AD72A	UHG	IBM Server
Unix	UH206	bhapp3a	2C08M13	SUN V480	324V045D	UHG	Sun Server
Unix	UH207	cpwtsu1	2C08J15				Server (1/21/04: H/W being replaced)
Unix	UH208	cpwdvu1	2C08J15	IBM 7028-6C4	10-C314A	UHG	Server
Unix	UH209	cpwpru1	2C08J15	IBM 7038-6M2	10-2649A	UHG	Server
Unix	UH210	cpwpru2	2C08J15	IBM 7038-6M2	10-264BA	UHG	Server
Unix	UH211	adjpru1	2C09J03	7028-6C4	10-C311A	UHG	Server
Unix	UH212	adjpru2	2C09J03	7028-6C4	10-C312A	UHG	Server
Unix	UH214	adjdvu1	2C09J03	7038-6M2	10-2648A	UHG	Server
Unix	UH216	qstardvu1	2C09J04	7028-6C4	10-C310A	UHG	Server
Unix	UH217	qstarpru1	2C09J04	IBM 7038-6M2	10-264CA	UHG	Server
Unix	UH218	qstarpru2	2C09J04	IBM 7038-6M2	10-264AA	UHG	Server
Unix	UH219	qstarpru3	2C09J04	IBM 7038-6M2	10-264DA	UHG	Server
Unix	UH220	vtsprfxu1	2C08M07	IBM P630	10-66D1A	UHG	Server
Unix	UH221	vtsprfxu2	2C08M07	IBM P630	10-66D0A	UHG	Server
Unix	UH222	atlasprdbl	2D09J09	7038-6M2	10-3727A	UHG	Atlas Project Server
Unix	UH223	corbatst	2C08A11	IBM 7028-6C4	10-DB43A	UHG	Server
Unix	UH224		2D08G16	IBM 7038-6M2	10-8134F	UHG	Server

Information Technology Services Agreement
Exhibit 7
Customer Satisfaction Survey

2004 Contract Exhibit Note

The UHS Customer Engagement organization has assumed responsibility for Customer Satisfaction Surveys. Please refer to Exhibit 7A for confirmation of this decision.

Information Technology Services Agreement
Exhibit 7A
Customer Satisfaction Survey - Letter

6300 Olson Memorial Highway

P O Box 1459

Minneapolis, MN 55440

Telephone: 612-797-4322

Fax: 612-797-4333

May 26, 1999

Kenneth Hales

Unisys Corporation

3199 Pilot Knob Road

Eagan, MN 55121

Subject: Customer Satisfaction Survey

Dear Ken,

Article 7.02 of the Agreement stipulates that Unisys will conduct periodic customer satisfaction surveys of UnitedHealth Group users of systems operated by Unisys. The UHG Customer Engagement organization has assumed responsibility for conducting customer satisfaction surveys, including areas of performance that encompass Unisys-managed systems. Effective immediately and until further notice, UnitedHealth Group has suspended the requirement for Unisys to perform customer satisfaction surveys.

Sincerely,

Steve Yahn	Acceptance: Ken Hales
Steve Yahn	Ken Hales
Project Executive, UnitedHealth Group	Account Executive, Unisys

Information Technology Services Agreement
Exhibit 8
Service Locations

Unisys Corporation

3199 Pilot Knob Road

Eagan, MN 55121

UnitedHealth Group

6150 Trenton Lane North

Plymouth, MN 55442

UnitedHealth Group

9900 Bren Road

Minnetonka, MN 55343

Information Technology Services Agreement
Exhibit 9
Key Employees

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 10
UHS Competitors

UHS Competitors

Aetna
Anthem
Assurant
Blue Cross/Blue Shield Associations
Cigna
FHP
First Health Group Corp.
Foundations Health
Health Net
HealthSource
Humana
John Alden
Oxford
Pacific Care
Principal Mutual
Quintiles Transnational
Trigon Healthcare, Inc.
US HealthCare
Value Point
Wellpoint

Note: UHS may amend this list from time to time during the term by providing written notice to Unisys.

Information Technology Services Agreement
Exhibit 11
Unisys Mainframe Outsourcing Rate Card

The purpose of this document is to provide discussion with respect to clarifications with respect to the monthly invoice, a Rate Adjustment, and:

•	The Unisys Mainframe Outsourcing Rate Card Model, Exhibit 11 A;

•	The Unisys Mainframe Outsourcing Fixed Payment Schedule, Exhibit 11B; and

•	The Unisys Rate Card Methodology, Exhibit 11C.

Rate Adjustment.

•	Unisys will provide UHS two * * * rate adjustments in favor of UHS. The first * * * rate adjustment will be provided in April 2006, the second in April 2007. Each rate adjustment is contingent upon the existence of a contract for COSMOS and/or DR at April 2006 and April 2007. These installments will be received as credits on the monthly invoice.

Invoicing.

•	As clarification, the new COSMOS production service begins March 31, 2004. However, this agreement states that March usage at a fixed payment amount will be reflected on the April invoice for March usage in arrears. Assuming this service continues to end of contract term, then the January 2009 invoice will reflect the usage of December 2008.

•	A field will be added to the monthly invoice. The field will indicate the cumulative spend to date against the committed minimum total spend. This field will reflect both the COSMOS production service and the Disaster Recovery & Development / Test service.

General Fixed Payment Schedule.

The parties agree to * * * (the Total Minimum Revenue Commitment) over * * * months, as defined in Exhibit 11B. When the total revenue commitment has been satisfied and the * * * months has been completed, the rate card model, defined in Exhibit 11A, supercedes the Fixed Payment Schedule (Exhibit 11B), which becomes cancelled.

General Rate Card.

The rate card model is a means of computing a monthly invoice from Unisys to UHS for usage of the COSMOS mainframe application. For the invoicing period of * * * through * * * of the agreement, the Fixed Payment Schedule subsumes the Rate Card Model. Nevertheless, the usage patterns and general approaches to variable rates will be tracked in parallel during the * * * months. The usage patterns will be separately reported monthly so as to remain current with the variable rate methodology. When the total revenue commitment has been satisfied and the * * * months has been completed, the rate card model supercedes the Fixed Payment Schedule, which becomes cancelled. The rate card model contemplates:

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

•	Agreed usage patterns beginning March 1, 2004 for consumed:

•	Computer Processing Units (CPU), expressed in hours of usage per month, as defined in Exhibit 11C;

•	DASD giga-bytes (gB) (billions) of characters consumed for data bases, as defined in Exhibit 11C; and

•	Tape mounts, as defined in Exhibit 11C;

•	The agreed chargeable ‘per unit’ rate for each of the categories (CPU hours, DASD, and tape mounts);

•	Agreed COLA provisions;

•	Agreed percentages of reductions each year of the agreement for each of the categories;

•	Agreed discount structures (Usage credits), which offer UHS additional discounts for either increased or reduced (unplanned) usage of the Unisys mainframe platform.

This model has been used as the agreed format for invoicing for several years.

Specific Rate Card.

•	Once the Rate Card becomes effective for billing purposes, Unisys will not invoice UHS for more than * * * CPU hours per month at any time during the Term. In addition, for the invoicing period of * * *, Unisys will not invoice UHS for any incremental DASD or Tape Mounts.

•	COLA is set at * * * per year beginning in January 2005 and is applied to the then-current rates in place for usage in January 2005, 2006, 2007, and 2008. COLA is applied to CPU hours and DASD rates, but not tape mounts. The reason is that increased technology improvements offset what would otherwise be the effect of COLA on tape mounts;

•	Should the actual volume consumed for CPU and DASD exceed or fall below the base volume by * * * or more for 3 consecutive months, then the new base volumes and base rates are adjusted to the prior 3 month average. Note that the beginning base in the exhibit is:

•	* * * CPU hours; and

•	* * * DASD gB’s.

•	A volume discount table is in place for CPU and DASD only. The model – shown in the exhibit – follows this formula, where:

Base = 100%

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Base – Actual Usage percentage of Base becomes the entry figure into the discount table.

So, if the actual volume is * * * of the base, the units up to * * * receive no discount, the units between * * * and * * * receive a * * * discount, and the units between * * * and the actual volume receive a * * * discount;

•	* * *

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement - Exhibit 11a

Unisys Mainframe Outsourcing Rate Card

For A-Series/Clearpath Mainframe Environment

For Invoices Dated on or After …
Metric		Apr-04	Jan-05	Jan-06	Jan-07	Jan-08
CPU Hours	Base Volume	* * *	Adjustments applied per item 4 below
	Base Rate	* * *	Adjustments applied based on annual reductions and item 4 below
	Base Rate Reduction		* * *	* **	* * *	* * *

DASD GB’s	Base Volume	* * *	Adjustments applied per item 4 below
	Base Rate	* * *	Adjustments applied based on annual reductions and item 4 below
	Rate Reduction		* * *	* * *	* * *	* * *

Tape Mounts	Base Volume	* * *	* * *	* * *	* * *	* * *
	Base Rate	* * *	* * *	* * *	* * *	* * *
	Rate Reduction		* * *	* * *	* * *	* * *

COLA - CPU and DASD only			* * *	* * *	* * *	* * *

Volume Discounts - Applicable to CPU & DASD Only
Greater or Equal to Base Volume	Less Than Base Volume	% Discount off Base Rate
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *
* * *	* * *	* * *

Additional Terms:

1.	Maximum billable CPU hours is * * * per month.

2.	Tape mounts are always billed at * * * per mount and are not subject to discounts or COLA.

3.	The volume discount percentages apply only to units in the range for that particular percentage. For example, if the actual volume is * * * of the base, the units up to * * * receive no discount, the units between * * *-* * * receive a * * * discount, and the units between * * * and the actual volume receive a * * * discount.

4.	If the actual volume consumed for CPU or DASD exceeds or falls below the base volume by * * *, the base volume and base rate will be adjusted to the prior * * * average.

5.	For actual consumption below the base volumes for CPU and DASD, UHG will receive a credit of * * * of the current base rate for unused units below the current base volume.

6	Unisys will add a new field on the invoice to indicate the cumulative spend to date against the committed minimum total spend.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Unisys Mainframe Outsourcing Fixed Payment Schedule

For A-Series/Clearpath Mainframe Environment

Exhibit 11B

Month	Invoice Received	Production Service	DR & Development Service	Cumulative Spend	Month	Invoice Received	Production Service	DR & Development Service	Cumulative Spend
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***

Added Terms

1	Following * * * months at this fixed payment schedule, production service rates revert to the rate card (Exhibit 11a).

2	Following satisfaction of the Cumulative Spend commitment as shown in this table, the monthly fee for the DR & Development / Test service continues at * * * per month until end of term (or earlier as UHS desires).

3	Nothing in this payment schedule precludes UHS from withholding payments for disputed charges.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

The following metrics will be used for forecasting and billing consumption for ClearPath disk, processor, and media mounts.

ClearPath Disk Billing Metrics

Metrics to be used	1. Average gigabytes allocated (total for each system) 1 2. Maximum gigabytes allocated any time within a month (total for each system) 1

Unit of measure	Gigabytes of Fault tolerant disk.

How computed	Viewpoint will monitor disk usage by taking snapshots of the disk usage each minute. These minutely samples are automatically consolidated into summary records by Viewpoint (e.g., 15 minute, hourly and daily records). On a monthly basis, the average disk allocated and the maximum disk allocated for each pack family at any point during that month will be reported from data in the daily summary records.

What measured

Concept: all non-system related disk requirements will be measured. (System related disk requirements will be computed).

Specific pack families that need to be included:

PRODUCTION SYSTEMS:

•       All database families DOCTORxxxxxx

•       ARCPK

•       AUDIT1

•       AUDIT2

•       DSSPK

•       LAGPK

•       DBPACK

•       DBPACKA on MNA17A

•       CODEPACK

•       PRTBKUP

•       PRINTC on MNA17A

•       PRINTD on MNA17A

•       PRINTE on MNA17A

•       FLATPACK

•       LOGPACK: They use > 140 Million Sectors on MNA17A when they rerun logs back 20 days.

•       OLAYPACK

•       SORTPACK

•       TTRAILPK

•       WFMPACK

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

Missing Viewpoint data

In the event that Viewpoint data is missing or corrupted for any given time period (minute, 15 minute, hour, day, etc.), Unisys will average the data from the previous good time period with the following good time period. For example, if 14 minutes of data were missing, Unisys would average the previous 15-minute sample with the next 15-minute sample to compute an average for the missing period. If 23 hours of data were missing, the previous and next daily samples would be used to compute an average.

Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

1-	This will be computed from the ClearPath statistic “sectors in use.” The formula to convert to Gigabytes Allocated = sectors in use * 180 / 1,000,000,000

Billing Units

The billing metric will be the sum of the maximum gigabytes allocated (as defined above) for each pack family, for each system, within each month.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

ClearPath Processor Billing Metrics

Metric to be used	Total Application CPU Hours / Month / Workgroup (database) forecasted on machine that the database is running on. 1

Unit of measure	Viewpoint will capture processor utilization statistics for the various workgroups. The utilization statistics for multi-processor A18’s need to be converted into a common metric (A18- 1x Application CPU hours) for that class of machine.2 Different processor classes (e.g., NX5800) will require a conversion factor to produce compatible hourly projections. The Relative Performance Measure (RPM) as reported by Unisys product specifications will be used to make this conversion.

How measured	Computed and tracked via Viewpoint CPU USER PERCENT samples

When computed	Viewpoint will monitor processor usage by taking snapshots of the usage each minute. These minutely samples are automatically consolidated into summary records by Viewpoint (e.g., 15 minute, hourly and daily records). The daily records will be used in computing total monthly usage.

What measured

A workgroup will be defined for each database.

For the production machines, one total will be forecasted for each database plus one total for “OTHER.” OTHER will contain programs that aren’t easily broken out by database even though their time may be attributable to a particular database. 3

What programs are included/excluded from measurement

Since UHS has several thousand programs running in production on the various machines under various user codes, and the list of programs change on a frequent basis, an inclusive list of all programs would be unmanageable.

Excluded programs are:

SYSTEM/A=, A to A Routers

SYSTEM/U=, U to A Routers

SYSTEM/CO=, SYSTEM/COMS

SYSTEM/CA=, SYSTEM/CANDE

SYSTEM/CC=, Application to Appl calls

(PROD)SYSTEM/=, A to A, U to A

(PROD)CCF/=,-”-

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

Missing Viewpoint data

In the event that Viewpoint data is missing or corrupted for any given time period (minute, 15 minute, hour, day, etc.), Unisys will average the data from the previous good time period with the following good time period. For example, if 14 minutes of data were missing, Unisys would average the previous 15-minute sample with the next 15-minute sample to compute an average for the missing period. If 23 hours of data were missing, the previous and next daily samples would be used to compute an average.

Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

1-	When available, the forecast should include a breakout by div within a database
2-	The formula for computing the daily Application CPU hours will be: Processor Utilization Percentage * hours/day * # of processors. For example, if a A18- 3x has a 70 % processor utilization within all billable workgroups for a day, then A18 - 1x hours = .70 * 24 * 3 = 50.4 Application CPU Hours. This conversion will be done in a VIEWPOINT expression.
3-	OTHER will be defined in Viewpoint as all programs not included in the database workgroups except for the programs specifically excluded from the forecast (as noted above).

Billing Units

Total application CPU hours per month for all ClearPath machines

Machine/Resource Utilization

In general, for an on-line oriented machine, as the machine utilization approaches saturation, technical support requirements increase exponentially. Efficient and cost effective computer operations requires executing the hardware resources at the highest level possible that doesn’t require oppressive human intervention. The billing rates will be based on a best fit of machine utilization and technical resource utilization.

Conversion Factor

Since a variety of processor speeds/models are in use by UHS and it is expected that new processor speeds/models will be used, a conversion must be done to convert application CPU hours on all machines to a common metric. The conversion factor is the multiplier that will be applied to convert that machine to A18 - 1x Application CPU hours (the base metric). For example, * * * hour of * * * hours equates to * * * hours.

Machine Style	Conversion Factor
A18 - all models	* * *
NX5800	* * *
NX6800-PLA	* * *
CSL7821-D13	* * *
CSL7821-D14	* * *

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

Billing Reporting

Unisys and UHS have defined workgroups into which the Viewpoint data will be defined. The hours in these workgroups will be converted to a common metric and summed monthly to provide the total Application CPU hours used. One workgroup exists for each ClearPath database plus one workgroup for all applications (“OTHER”) that don’t easily fit into a database workgroup. Unisys will provide billing detail at the summarized workgroup level.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

ClearPath Media Mounts Billing Metrics

Metric to be used

Summary of TAPECOUNTS/MONTHLY/REPORT

This utility looks at several pieces of data in order to come up with the “generated” number of tapes used that would be comparable to the usage of the older style tape media.

It looks at the AUDITS dataset for the previous month’s records and does a count of those records (this number is called AUDIT_COUNT).

It looks at the FILES dataset for the previous month’s records. It counts the number of BLPACKAUDIT records (this number is called BLPACK_AUDIT_COUNT).

While looking at the FILES dataset, it counts the number of “old tape media”, if any (this number is called OLDTECH_COUNT).

Also while looking at the FILES dataset, it looks at each “new tape media” record, looking up the associated record in the TAPENAME dataset based on the tape name, retrieving the “historical average sectors” value which is based on the old tape media storage size for that particular tape name. It then divides the actual sectors read/written for this tape by the historical average sectors value, with the result being the computed number of tapes used if they had been old style tapes. This computed number for each FILES record is summed into NEWTECH_COUNT.

Using these pieces of data, the final calculation is:

(AUDIT_COUNT [true # of audit trails] – BLPACK_AUDIT_COUNT [count of BLPACK tapes made backing up audit trails]) + OLDTECH_COUNT + NEWTECH_COUNT.

Unit of measure	Tape mount count.

How computed

There is a suite of ALGOL utility programs:

1.      (TECH)O/TAPEDB/LOG/TAPENAMES on DPOLIB

2.      (TECH)O/TAPEDB/RECORd/AUDITS on DPOLIB

3.      (TECH)O/TAPEDB/TAPECOUNTS/MONTHLY/REPORT on DPOLIB

4.      (TECH)O/TAPEDB/GIGABYTES on DPOLIB

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

The first utility is the program that captures the data from the SUMLOG and inserts records into a DMSII database called TAPEDB. This utility uses an MCP interface called REPORT_LOG_ENTRY. This interface allows the program to monitor various events on the NX hosts. The interface requires the specification of which SUMLOG major and minor record types to monitor. The MCP notifies this utility in real time whenever these SUMLOG record types are logged, and then creates a FILES dataset record of TAPEDB for each tape that is read from or written to.

The second utility is a program that inserts a record into the AUDITS dataset of TAPEDB for each audit trail created. This process will be explained in a later section.

The second and third utilities are run on a monthly basis to read the data in the TAPEDB and to create two monthly reports. The MONTHLY/REPORT utility reads records from TAPEDB and creates the “generated” tape count report [The term “generated” will be defined later]. The GIGABYTE utility reads records from TAPEDB and creates the GIGABYTE report.

The following log record is monitored by LOG/TAPENAME utility:

Major type 1 (Job or task entry)

Minor type 6 (File close)

These SUMLOG major/minor types are documented in the ClearPath SUMLOG Programming Reference Manual (form number 8600-1807)

What measured	Prior to April 1999, a different utility was used to record tape usage. In April of 1999, the utilities mentioned above were created to track tape usage. This new methodology for monthly billing was created due to the implementation of new tape media technology. This new technology introduced new tape media (style 9840), allowing a vastly greater amount of data to be stored on each tape – roughly 100 times more data. Since tape billing was based on the number of tapes read from/written to, the use of the new tape media would reduce the number of tapes being used and consequently reduce our billing revenue. In order to be revenue neutral (trying to keep the monthly tape billings consistent), the TAPECOUNTS/MONTHLY/REPORT was created to ‘generate’ a monthly number that was ‘comparable’ to the number of tapes used using the older style tape media.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

The DMSII database TAPEDB has several datasets defined.

The first dataset is the FILES dataset. A summary of the STORE/DISCARD algorithm follows. This algorithm only determines if the SUMLOG record should be stored or discarded. It does not determine what is stored in the various fields of the FILES dataset record (this will be discussed later).

It should be noted that a dataset “TAPENAMES” is also used and is a list of tape names. Associated with each tape name is a field that indicates the tape type. Tape types can be either:

DMUTILITY

BLPACK

BLDIST

COPYAUDIT

OTHER (Library/maintenance, dumpall or via a program output)

The program looks at the SUMLOG record and retrieves the label of the tape. It then searches the TAPENAMES dataset for a record having that tape name. If it finds a record, it retrieves the tape type. If it doesn’t find a record, the tape type defaults to “OTHER”. The program then does a CASE on tape type:

If the tape type is BLPACK or BLDIST, the record is stored in to the FILES dataset.

If the tape type is OTHER, it searches the FILES dataset for a record with this TAPENAME and the SERIAL NUMBER of the tape. If a NOTFOUND is encountered (record has NOT been stored before), the record is STORED. If a record IS found, it updates various fields and then STORES the modified record (this prevents us from storing any duplicate SUMLOG data regarding a specific TAPENAME/SERIALNO combination).

If the tape type is DMUTILITY, the program looks at 3 fields within the SUMLOG record: READ_COUNT, WRITE_COUNT and TRANCOUNT.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

If the TRAN_COUNT is zero, the record is discarded.

If the TRAN_COUNT is GTR zero, AND if the READ_COUNT was GTR zero AND if this TAPENAME and SERIALNO combination was NOT in the FILES dataset, then STORE this record. If this TAPENAME and SERIALNO combination is in the FILES dataset, we discard it.

If the TRAN_COUNT was GTR zero, AND if the READ_COUNT is zero and if the WRITE_COUNT is GTR zero, we store the record.

This should account for ALL cases where tape type is DMUTILITY. If not, the default is NOT to store the record.

For a tape type of COPYAUDIT, the program looks at the READ_COUNT value. If it is GTR zero, we store this record (Tape is read in via a COPYAUDIT task or via DATABRIDGE). If the READ_COUNT is zero, this implies the tape was being written to and we discard this record based on the assumption that DATABRIDGE reads ALL audit trails from a COPYAUDIT tape and we will be storing this record when we encounter the non-zero READ_COUNT SUMLOG record.

For all other tape type cases that are undefined, the record is stored.

This utility and database (TAPEDB) was implemented on all UHS production hosts and also MNA17B. The utility stays running in the mix on a continuous basis and has been running since early April 1999. The purpose of this database is to track actual tape usage AND also to track the number of sectors being stored on each tape.

In the October/November, 1999 timeframe, the Unisys Internal standard method of backing up of audit trails was implemented on the UHG hosts. This method backs up the audit trails via BLPACK placing numerous audit trails onto one tape instead of the previous method of using COPYAUDIT to put one audit trail onto one tape. Since this means much less tapes are created, a process was devised to count the number of audit trails being created. This necessitated the creation of another dataset called AUDITS and a utility that ran out of the COPYAUDIT WFL that basically stored one record into the AUDITS dataset for each audit trail being verified by COPYAUDIT. This utility is the RECORD/AUDITS utility.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 11C
Rate Card Methodology

When we implemented the backing up of the audit trails via BLPACK, we created a new TAPE NAME of “BLPACKAUDITS”. This allows us to track the number of tapes created by BLPACK for the backing up of audit trails.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 12
Disaster Recovery Services

1)	As part of the Base Services, Unisys will provide the Disaster Recovery Services identified in Exhibit 1.

2)	As part of the Base Services, Unisys will implement those portions of UHS’ Disaster Recovery Plan applicable to the Services.

3)	The services and functions provided by UHS’ existing Disaster Recovery Plan and the Disaster Recovery Agreement will represent the baseline scope, service level, priority, responsiveness, performance and system configuration requirements for disaster recovery services provided by Unisys under this Agreement.

4)	Disaster declarations will be at UHS’ sole discretion and any resulting network fees are payable by UHS. If ASR 04024 is terminated for any reason, UHS will be responsible for applicable declaration and/or usage fees related to the Base Services under this Exhibit 12.

5)	During the term, Unisys may propose to UHS that Unisys provide the disaster recovery capability and services itself or obtain them from a different vendor, providing that UHS consents and that the scope, access, priority, service level responsiveness, performance and systems configuration requirements of such services shall not be less than those provided to UHS under its current Disaster Recovery Plan. The backup facility and Unisys primary processing facility shall be sufficiently distant from the primary facility such that a single event would not compromise the backup facility and processing facility simultaneously.

6)	As part of the Base Services, Unisys will provide a designated Service Center representative who is knowledgeable in disaster recovery and in UHS Disaster Recovery Plan to serve as a single point of contact for disaster recovery-related communications and activities.

7)	As part of the Base Services, Unisys, in conjunction with UHS and other applicable vendors, will participate in updating the UHS Disaster Recovery Plan on an annual basis. Prior to completing installation of new machines or software into production in accordance with the change management processes and procedures, Unisys, will assist UHS and other applicable vendors, in updating the UHS Disaster Recovery Plan as appropriate to reflect such items.
8)	As part of the Base Services, Unisys, upon the request of and cooperation with UHS will test the Disaster recovery Plan not more than twice a year.

9)	Unisys is not responsible for logical network or end user recovery.

Information Technology Services Agreement
Exhibit 13
Audit Procedures

UHS Internal Audit Department (IAD) or its authorized third party auditors will perform periodic audits based on a universe of auditable areas, the results of other reviews, and management requests. These audits will be performed in a manner consistent with generally accepted auditing principles and pursuant to the terms of the Agreement. The procedures followed will consist of, but not be limited to, the following:

Type II SAS 70 letter.

Pursuant to the terms of Article 21 of the Agreement, Unisys will support UHS in providing the Type II SAS 70 letter. This letter will be reviewed by UHS Internal Audit Department or its authorized third party auditors as needed, in planning audits.

Annual planning.

Each year, UHS Internal Audit Department (IAD) produces its annual plan. The applicable portion of the plan will be distributed to Unisys and UHS Project Executives. This plan, however, may be altered during the year.

Initiation of the audit.

A visit to the data center for an overview of an area may be done as part of the annual plan. This may include questionnaires, interviews, and walk-throughs. IAD will use this information to determine the scope and objectives of the audit and the general time frame in which it will be performed.

Announcement of the audit.

Written notification will be sent to UHS IS management and Unisys indicating the scope, objectives, and timing of the audit. It may also indicate the need for specific documentation and/or other materials. Occasionally audits/investigations may require immediate access, coordinated through appropriate Unisys personnel. All requests for audit activities will be processed using the Request for Service Process.

Perform the audit.

IAD or its authorized third party auditors will visit the data center and will require access to those individuals necessary to assist in the performance of the fieldwork and testing. During this phase IAD or its authorized third party auditors may require logical access to system software, application software, and data files associated with them. UHS will provide the software and date file access as required by the specific audit. Physical access to the data center may also be required.

Discuss findings.

All findings and recommendations will be discussed with UHS and Unisys as soon after they are determined as possible.

Responses to Recommendations.

Unisys will be responsible for providing a response addressing each audit recommendation and an action plan for implementing the recommendation.

Issue reports.

A draft of the audit report will be issued for review and discussion purposes. Upon completion of the process a final report will be issued to appropriate individuals at both UHS and Unisys.

Information Technology Services Agreement
Exhibit 13
Audit Procedures

Follow up.

Each quarter, Unisys will provide a written status of all outstanding audit recommendations. IAD or its authorized third party auditors will perform periodic follow-up audits to ensure compliance with implemented recommendations.

Information Technology Services Agreement
Exhibit 14
Travel Policy

TRAVEL AND EXPENSE REIMBURSEMENT POLICY FOR CONTRACTORS

Unisys’ failure to comply with these policies may result in denial of reimbursement for claimed expenses, at UHS’ option.

Expense Guidelines

1.	Air Transportation

a.	All domestic business air travel will be by coach/economy class. Upgrades are allowed at Unisys’ expense as long as the lowest logical fare is utilized.
b.	International flights in excess of 10 hours may be booked in business class.
c.	When making airline reservations, Unisys is required to accept flights that utilize “lowest logical fare” routing, as such term is defined and/or generally used in the travel industry. Unisys personnel will be required to take connecting flights, direct flights or go to an alternate airport if the routing does not increase the one-way total elapsed trip time by more than two hours (e.g. 2 hours before or after requested departure or arrival time).
d.	Exceptions to utilizing lowest logical fare routing must be approved by UHS in advance.
e.	Frequent Flyer program benefits must in no way influence flight selection.
f.	Unisys must make travel reservations for its personnel as soon as they are made aware of the need for travel to take advantage of lower airfares.
g.	E-tickets should be used whenever possible in place of pre-paid tickets to reduce costs.
h.	UHS does not reimburse costs of flying private aircraft.

2.	Car Rental

a.	Unisys personnel may rent a car of compact or intermediate size. Three (3) or more Unisys personnel traveling together may rent a full size vehicle.
b.	Car rentals should be utilized only when the cost of the rental car is more cost effective than the usage of hotel transportation, personal vehicles, airline, rail travel or taxi.
c.	Every reasonable effort must be made to return the rental car to the original rental location (unless approved in advance for a one way rental). Cars must be returned on time to avoid additional hourly charges (late fees begin to accrue after a 1-hour grace period), and with a full tank of gas.
d.	Every attempt should be made to refuel the car to avoid refueling charges imposed by the rental car company. Unless you plan to utilize an entire tank of gas and return it empty, commitments to refuel cars at the car rental agency are not economical and should not be made. Gas purchased for the rented vehicle at a service or gasoline station is always reimbursable.

3.	Parking

a.	Parking will be reimbursed to a reasonable level.

Information Technology Services Agreement
Exhibit 14
Travel Policy

4.	Ground Transportation

a.	Unisys personnel are expected to use the most economical ground transportation appropriate under the circumstances and should generally use the following, in this order of desirability:
b.	Courtesy cars/Hotel shuttle services;
c.	Airport limousine or buses; and
d.	Taxis.

5.	Lodging

a.	Unisys personnel are expected to use the most economical lodging appropriate under the circumstances, subject to the following additional guidelines:
b.	All hotels must be booked through a travel agency, NOT directly with the hotel. Reservations made directly with hotels will not be reimbursed.
c.	Unisys will not be reimbursed for “no-show” charges.
d.	Frequent Guest programs may in no way influence hotel choice.
e.	No hotel phone calls will be reimbursed.

6.	Meals

a.	Aggregate daily individual meal expenses may not exceed $40.
b.	Meals will be reimbursed for actual expense.
c.	A receipt must be provided with the expense report.
d.	Tear Tabs are not, under any circumstances, acceptable meal receipts.

7.	Personal expenses incurred while traveling are not reimbursable.

Expense Report Submission

The following original documentation, at a minimum, is required for all expenditures:

Expenditure	Support
Air Transportation	Airline passenger ticket receipt and travel agency itinerary, if any.
Car Rental	Car rental agreement, travel agency itinerary, if any, and record of charge or billing receipt.
Lodging	Hotel folio, travel agency itinerary, if any, and record of charge or billing receipt.
Meals	Record of charge indicating the following information: • Name and location of meal • Exact amount and date of expense All meal costs in excess of $100 must have prior written approval.
Taxi/local transport	Transportation receipts required for all single expenses of $25 or more.

Information Technology Services Agreement
Exhibit 15
Subcontractors

Vendor	User
Burns Security	Facilities
Honeywell	Unisys Eagan Service Center
Hunt Electric	Facilities
Iron Mountain	Unisys Eagan Service Center
Quicksilver	Unisys Eagan Service Center
Adecco	Unisys Eagan Service Center
Anixter	Facilities

Information Technology Services Agreement
Exhibit 16
Termination Assistance Services

Upon termination or expiration of the Agreement, at UHS’ option, Unisys will provide assistance in transferring contracted operations and systems to either UHS and/or another vendor. UHS’ primary objectives for the Project Turnover task are as follows:

•	Provide for an orderly and controlled transition to either UHS or a successor of Unisys.

•	Minimize any disruption of processing and services provided to the users of UHS’ systems.

•	Retain the value of the applications systems, procedures, and operating practices developed during the relationship with Unisys, in a manner equal to that which might have been achieved if UHS had itself performed the Services.

Should UHS decide, at the expiration or termination of the Agreement, to develop its own data processing facilities, Unisys will be required to support the turnover of UHS’ entire system. Unisys must also provide information about the systems used by Unisys to process UHS’ account and to enable UHS to configure and price data processing systems for running its current workload.

Should UHS decide, at the expiration or termination of the Agreement, to choose another vendor, Unisys will be required to support the turnover of UHS’s entire system to such vendor. Unisys must also provide information about the systems used by Unisys to process UHS’s account.

The responsibility of both UHS and Unisys to protect the confidentiality of each other’s data and proprietary information will survive the termination or expiration of the Agreement. Upon termination or expiration of the Agreement, each party will return to the other party all confidential and proprietary information and materials.

Unisys will provide, and UHS will approve, a plan for operational turnover of all software and accumulated data files, documentation, and other related information to UHS or another vendor, in order to allow a smooth transfer of the operation. All of the above must be made available in the machine-readable format then in use by Unisys.

Information Technology Services Agreement
Exhibit 17
Termination Charges

Termination on or Before	Termination Charge Per Article 25.01	Termination Charge Per Article 25.02
3/31/2004	***	***
4/30/2004	***	***
5/31/2004	***	***
6/30/2004	***	***
7/31/2004	***	***
8/31/2004	***	***
9/30/2004	***	***
10/31/2004	***	***
11/30/2004	***	***
12/31/2004	***	***
1/31/2005	***	***
2/28/2005	***	***
3/31/2005	***	***
4/30/2005	***	***
5/31/2005	***	***
6/30/2005	***	***
7/31/2005	***	***
8/31/2005	***	***
9/30/2005	***	***
10/31/2005	***	***
11/30/2005	***	***
12/31/2005	***	***
1/31/2006	***	***
2/28/2006	***	***

Additional Terms

1.	The specific termination charge is dependent on the reason for termination, as described in articles 24 and 25, and as a result will be either per article 25.01 (as shown above) or article 25.02 (as shown above), but not both.

2.	The termination charges shown above include payment for the last month of service. No invoice will be issued after termination; ie, termination on 9/30/2004 would result in a termination charge of * * *. There would not be an invoice issued in October for September service.

3.	There are no termination charges applicable for termination after 2/28/2006.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 18
Application Resource Request and Rates

Application Resource Request Form

Utilize the UHS/Unisys Request For Service process and form.

Application Resource Rate Table

Please refer to attachment A, Application Resource Request Rate Table

Attachment A

Application Resource Rate Table

Description	Hourly Rate
Consultant 1	* * *
Consultant 2	* * *
Consultant 3	* * *
Consultant 4	* * *

Architect 1	* * *
Architect 2	* * *
Architect 3	* * *
Technology Architect	* * *

Archit’Ture Speclst 1	* * *
Archit’Ture Speclst 2	* * *
Archit’Ture Speclst 3	* * *
Archit’Ture Speclst 4	* * *

Consulting Engineer	* * *
HW or SW Engineer 1	* * *
HW or SW Engineer 2	* * *
HW or SW Engineer 3	* * *
HW or SW Engineer 4	* * *
HW or SW Engineer 5	* * *
HW or SW Engineer Mgr 1	* * *
HW or SW Engineer Mgr 2	* * *
Tech Services Support	* * *

Systems Analyst 1	* * *
Systems Analyst 2	* * *
Systems Analyst 3	* * *
Systems Analyst 4	* * *

Network Design Engineer 1	* * *
Network Design Engineer 2	* * *
Network Design Engineer 3	* * *
Network Design Engineer 4	* * *

Programmer 1	* * *
Programmer 2	* * *
Programmer 3	* * *
Programmer 4	* * *

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 19
Resource Usage Reports and Data

UHS will require various reports detailing UHS’ resource usage. Resource reports will primarily focus on the following elements:

•	CPU Time (application)
•	Prime
•	OffPeak
•	Mass Storage (application)
•	Tape Mounts (application)

Resource reports will be required with a variety of detail levels, groupings/summarizations, reporting periods and sort options. UNISYS will generate the resource usage reports and provide them to UHS in both hardcopy and electronic formats. UHS will also be provided with access to the UNISYS reporting tool(s) for the purpose of ad-hoc report generation.

In addition to the reports, UHS will also require electronic access to the data used to generate the resource reports for input into appropriate UHS charge-back systems.

Information Technology Services Agreement
Exhibit 20
Form of Performance Report

This exhibit provides the framework for the type and form of performance reports. The actual reports and their respective form and content are to be agreed upon by the Parties.

1.	Daily Production Exception Reports

On a daily basis, Unisys will report on severity of problems encountered in the previous 24 hours.

1.1	Problem reports impacting production batch processing will include:

a)	the date and the duration of the problem
b)	description of the problem
c)	business function impact
d)	temporary fix or bypass
e)	permanent solution (including time and date)
f)	current status (closed permanently or awaiting permanent fix)

1.2	Problem reports impacting production on-line processing will include:

a)	the date and the duration of the problem/outage
b)	description of the problem
c)	business function impact
d)	temporary fix or bypass e) permanent solution (including time and date)
f)	current status (closed permanently or awaiting permanent fix)

2.	Monthly Service Level Reports

Service level reports will be provided to United HealthCare by the tenth workday of each month. The following reports will be provided:

2.1	Average response time reports by business function as defined in the SLA, and during prime versus total hours, as defined in the SLA. These will be measured weekly.

2.2	Production availability by business function, as defined in in the SLA, and during prime versus total hours, as defined in the SLA. These will be measured weekly.

2.4	Monthly reports of security violations will be made available to United HealthCare. These reports will include lists of unauthorized attempts to access United HealthCare data.

2.5	Unisys will provide monthly help desk statistics that identify service levels by analysis of calls placed to the Help Desk, as well as tickets open/closed. Phone statistics will include: total number of calls received, average speed answered, and percentage abandoned. Ticket breakdown will be as follows: open/closed by priority call, total initiated, total closed, and total open (at end of reporting cycle).

Information Technology Services Agreement
Exhibit 20
Form of Performance Report

3.	Daily Snapshots

4.	Weekly Score card

5.	RCRP (root cause remediation plan) reports as required

Information Technology Services Agreement
Exhibit 21
UHS Strategic Plan

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 21B
Ongoing and Future Projects

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 22
Procedure Documentation Outline

Unisys, in cooperation with UHS, will develop necessary procedures addressing the functional areas defined below in an agreed to format, and maintain these procedures on the UHG/Unisys extranet web site:

•	UHS Request Procedures

•	System User ID’s

•	Help Desk and Alert Communications

•	Systems Configurations

•	Network Information

•	UHS Applications Support

•	Disaster Recovery Procedures

•	Tape Library

•	Computer Operations

•	Systems Support

•	Product Administration

•	Storage Management Procedures

•	Unisys/ UHS Contact Lists

•	Security Access Procedures

•	Change Control

Unisys will utilize the most current version of the UHS Change Control Standards and Procedures document and the associated change control management software application for change management requirements relating to this contract.

These procedures will be working documents and will change from time to time as required. Unisys will maintain these documents with periodic reviews and approval by UHS.

Information Technology Services Agreement
Exhibit 23
Integrated Change Control Manual Outline

2004 Contract Exhibit Note

This Exhibit has been intentionally deleted. Please refer to the UHS Change Control Manual provided on the UHS and Unisys extranet website.

Information Technology Services Agreement
Exhibit 24
UHS Affiliates

For purposes of the Agreement, the term “Affiliate”, as it relates to UHS, shall in addition include any and all managed care plans or other entities with whom UHS has entered into a contract for the provision of administrative or similar services, including but not limited to the following:

Allina

Medica

Principal Health Care – St. Louis

Physician’s Plus Insurance Company

PHP, Inc.

Information Technology Services Agreement
Exhibit 25
Deliverable Schedule

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

Revision History

Modifications to this document must be mutually accepted and approved by UnitedHealth Group and UNISYS.

Date	Revision	Description	Distributed Server Services Acceptance
7/5/00	3.3	AR:M On-Line Availability Modifications.	Mark Iannaci Steve Yahn

3/01/01	3.4	Sections 1 & 3: DRMICA database has been added to all measurements.	Mark Iannaci Steve Yahn

4/01/01		Section 1: A-Series changed to ClearPath.

4/25/01		Section 3: All A2A & U2A selected transactions removed due to new routing process. ViewPoint replaced with Resource DB.

5/01/01		Sections 1 & 3: DRINDIGO & DRPHOA databases have been removed. These databases have been merged with DRCHARLIE database.

7/01/01		Section 1: Cosmos On-line Availability has been changed from *** (effective 7/1/01). Section 2: ARE removed from metrics.

7/12/01		Section 1: MNA17B (development) availability has been removed from the SLA.

8/01/01		Section 7: Critical Batch Job goal of *** assigned. Section 7.8 (SLA Expectations) added for SRQ’s and PDS job completion.

8/31/01		Section 11, 12, & 13: Macrofiche added to SLA.

10/15/01		Exhibit A: A listing of all Critical Batch jobs added to SLA. Section 7: Critical Batch Job goal of *** assigned.

11/1/01		Section 2.3: AR:M Availability modifications.

12/17/01		Exhibit A: The following jobs were removed from the Critical Jobs list by UHG: 1). XXX-AI5050, 2). All Pool Ledger Jobs: SSS-PL-CLAIMS SSS-PLREV-PRELIM1 SSS-PLREV-PRELIM2 SSS-PLREV-FINAL

5/24/02	3.5	Section 7.8: PDS expectation added to document.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

Date	Revision	Description	Distributed Server Services Acceptance
6/01/02	3.5	Section 5.6: Schedule Change Requests (SCR’s) changed from *** business days.

2/13/04	3.6

Exhibit A: updated to reflect new Critical jobs

Section 2: Remove IBM On-line Availability

Section 3.8: Change GI703 transaction goal from ***

Section 4: Remove IBM CICS Transaction Response Time

Section 5: Change Schedule Change Request (SCR) to Schedule Update Form (SUF)

Section 5.6 & 5.8: Change SUF goal from ***

Section 6.3: Add verbage for Incident Mgmt. Policy and procedure

Section 6: Change Problem Resolution to Incident Management

Section 6.8: Change Incident Mgmt. Goal from ***

Section 7.3:Add ‘electronically’ as SRQ option. Remove ‘JOBTRACK’ from SRQ section. Add 14:00 deadline for SRQ’s

Section 7.6: Change *** to *** for Regular Batch Jobs

Section 7.9 Change Critical Batch Jobs Goal to reference EXHIBIT A and the ASLE.

Section 15: Change owner for UHG

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

Date	Revision	Description	Distributed Server Services Acceptance
2/17/04	3.7

Exhibit A Critical job list): Delete section

Section 6.3: Updated Titles for UHG

Section 7: Delete note regarding the SLA still being in development

Section 7.3: Replace ASAP/WFL with BLSCHED. Add location of ASLE document on extranet.

Section 7.8: Change expectation from ***

Section 7.9: Remove statement referencing Exhibit A

Section 9 (Application project tracking): Delete section

Section 10 (Project tracking): Delete section

Section 11 (Macrofiche Sys. Avail): Delete and move to independent Macrofiche SLA

Section 12 (Macrofiche App. Avail): Delete and move to independent Macrofiche SLA

Section 13 (Macrofiche Response Time): Delete and move to independent Macrofiche SLA

Section 14: Updated titles

Section 15: Update Unisys Title

Section 7.3: Added definition for PDS

Section 7.8: Added verbage for expectation

2/19/04	3.8	Section 6.8: Goal changed to from *** Section 3.3: Language added to reflect removal of HO626 & HO180 transactions from DRMICA Section 8.8: Change Goal to Expectation

2/20/04	4.0	Changes from versions 3.6 – 3.8 accepted

3/11/04	4.1	Changes to section 4, Incident Management to include new goals	UHS/Unisys Contract Team

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

1.	COSMOS ON-LINE AVAILABILITY	6
1.1.	PURPOSE	6
1.2.	APPLICABILITY	6
1.3.	DEFINITIONS	6
1.4.	KEYWORDS	7
1.5.	METRICS	7
1.6.	FORMULA	7
1.7.	REPORTING	8
1.8.	SERVICE LEVEL GOAL	8
1.9.	ACCOUNTABILITY	8

2.	COSMOS ON-LINE TRANSACTION RESPONSE TIME	9
2.1.	PURPOSE	9
2.2.	APPLICABILITY	9
2.3.	DEFINITIONS	9
2.4.	KEYWORDS	10
2.5.	METRICS	10
2.6.	FORMULA	10
2.7.	REPORTING	10
2.8.	SERVICE LEVEL GOAL	10
CRITICAL TRANSACTIONS MINUS GI703		11
GI703 TRANSACTION		11
2.9.	ACCOUNTABILITY	11

3.	SCHEDULE UPDATE FORMS	12
3.1.	PURPOSE	12
3.2.	APPLICABILITY	12
3.3.	DEFINITIONS	12
3.4.	KEYWORDS	12
3.5.	METRICS	12
3.6.	FORMULA	12
3.7.	REPORTING	13
3.8.	SERVICE LEVEL GOAL	13
% SUFs ***		13
3.9.	ACCOUNTABILITY	13

4.	INCIDENT MANAGEMENT	14
4.1.	PURPOSE	14
4.2.	SCOPE	14
4.3.	DEFINITIONS	14
4.4.	KEYWORDS	16
4.5.	METRICS	16
4.6.	FORMULA	16
4.7.	REPORTING	16
4.8.	SERVICE LEVEL GOAL	16
4.9.	ACCOUNTABILITY	16

5.	COSMOS BATCH JOB COMPLETION	17
5.1.	PURPOSE	17
5.2.	SCOPE	17
5.3.	DEFINITIONS	17
5.4.	KEYWORDS	18
5.5.	METRICS	18

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

5.6.	FORMULA	18
5.7.	REPORTING	18
5.8.	SERVICE LEVEL EXPECTATION	19
5.9.	SERVICE LEVEL GOAL	19
5.10.	ACCOUNTABILITY	19

6.	ASR PROCESSING	20
6.1.	PURPOSE	20
6.2.	APPLICABILITY	20
6.3.	DEFINITIONS	20
6.4.	KEYWORDS	20
6.5.	METRICS	21
6.6.	FORMULA	21
6.7.	REPORTING	21
6.8.	SERVICE LEVEL EXPECTATION	21
6.9.	ACCOUNTABILITY	21

7.	CONTACTS	22

8.	CHANGE HISTORY	22

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

INTRODUCTION

This document states the levels of service that Unisys will provide to UnitedHealth Group. It contains mutually agreed to goals and expectations. Each of these definitions is stated below. The mutually agreed upon Performance Reports are attached hereto as Attachment 26A.

SLA DEFINITIONS

Goal: The Service Level Goal is the level of performance Unisys will strive to meet or exceed.

Expectation: The expected level of performance. However, it is not measured or reported as part of the Service Level Agreement.

1. COSMOS ON-LINE AVAILABILITY

1.1. Purpose

The purpose is to measure and report the on-line availability of ClearPath COSMOS databases within the Unisys Environment. The measurement will be reported to UnitedHealth Group and used to evaluate Unisys performance against the service level.

1.2. Applicability

On-line Availability for COSMOS databases.

1.3. Definitions

Unisys Environment	The hardware, software, network and operational components Unisys provides to UnitedHealth Group. This includes the mainframe systems, system software, and the UHG Network at the ESC.

On-line Database Availability	The database measured is available if any user can process a transaction through the UHG Network at the ESC and the database measured. This applies only to the Unisys Environment.

Network Availability	The UHG Network at the ESC is available for use. This includes the network that supports UHG hosts up to the AT&T Solutions presence at the ESC.

Total Downtime

Total Downtime is any period where On-line Database service is not Available during the Available Period. Total Downtime includes all Downtime events within the Unisys Environment regardless of the cause of the Downtime. Unisys attributable Downtime is included in Total Downtime. Downtime due to UHG applications and procedures is included. Periods of Downtime during Scheduled Downtime are excluded.

When the Downtime is foreseeable, UHG Availability Management and Unisys Service Delivery Management will discuss and agree on the time and duration of the Downtime prior to the activity.

UHG Availability Management and Unisys Service Delivery Management will determine who every Downtime event is attributed to.

Unisys Downtime	Unisys Downtime is any period where Unisys is responsible for On-line Database Downtime during the Available Period. Downtime due to UHG applications and procedures is not included. Downtime events during Scheduled Downtime are not included in the Downtime metric.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

Available Period	Production M-F 05:30 to 00:30 CT Sa-Su 05:30 to 00:30 CT

Scheduled Downtime	Maintenance- Production 2nd Sa/Su from 21:00 - 05:30 4th Sa/Su from 21:00 - 05:30 Database Reorganizations - Production 3rd Sa/Su from 21:00 - 05:30

Workload Forecasts

Unisys may be exempted from a Service Level Goal if the actual resource utilization exceeds the forecast resource utilization. Actual resource utilization must exceed the forecast by a sufficient magnitude to jeopardize Unisys ability to meet the Service Level Goal. A Service Level Goal may only be exempted with the concurrence of UHG Service Delivery Management and the Director of UHG Service Delivery which concurrence will not be unreasonably withheld.

Unisys may not be accountable for one individual service level due to workload growth issues but accountable for all other service levels.

Service Level Goal	***

1.4. Keywords

UHG, SLA, AVAILABILITY, CLEARPATH

1.5. Metrics

The following metrics will be measured on the Production host:

%Total Available DRALPHA	%Unisys Available DRALPHA
%Total Available DRBRAVO	%Unisys Available DRBRAVO
%Total Available DRCHARLIE	%Unisys Available DRCHARLIE
%Total Available DRDELTA	%Unisys Available DRDELTA
%Total Available DRECHO	%Unisys Available DRECHO
%Total Available DRFOX	%Unisys Available DRFOX
%Total Available DRGAMMA	%Unisys Available DRGAMMA
%Total Available DRHALO	%Unisys Available DRHALO
%Total Available DRJAVA	%Unisys Available DRJAVA
%Total Available DRLIMA	%Unisys Available DRLIMA
%Total Available DRMICA	%Unisys Available DRMICA
%Total Available Overall	%Unisys Available Overall

1.6. Formula

Production:

% Total Available <database>	=	1 - (Total Downtime / (Available Period - Scheduled Downtime) * 100
% Unisys Available <database>	=	1 - (Unisys Downtime / (Available Period - Scheduled Downtime) * 100

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

1.7. Reporting

Service level metrics will be reported weekly and monthly to UnitedHealth Group. The metrics reported are:

Production

%Total Available DRALPHA	%Unisys Available DRALPHA
%Total Available DRBRAVO	%Unisys Available DRBRAVO
%Total Available DRCHARLIE	%Unisys Available DRCHARLIE
%Total Available DRDELTA	%Unisys Available DRDELTA
%Total Available DRECHO	%Unisys Available DRECHO
%Total Available DRFOX	%Unisys Available DRFOX
%Total Available DRGAMMA	%Unisys Available DRGAMMA
%Total Available DRHALO	%Unisys Available DRHALO
%Total Available DRJAVA	%Total Available DRJAVA
%Total Available DRLIMA	%Unisys Available DRLIMA
%Total Available DRMICA	%Unisys Available DRMICA
%Total Available Overall	%Unisys Available Overall

1.8. Service Level Goal

Host	Service Level Goal
Production, MNA17A	%Unisys Available Overall	***

1.9. Accountability

Unisys will be accountable for the COSMOS On-line Database Availability Service Level Goal by database on a monthly basis.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

2. COSMOS ON-LINE TRANSACTION RESPONSE TIME

2.1. Purpose

The purpose is to measure and report the on-line internal response times for COSMOS transactions to UnitedHealth Group. The measurement will be used to evaluate Unisys performance against the service level.

2.2. Applicability

On-line internal response time for COSMOS transactions during normal operations.

2.3. Definitions

Internal Response Time	The elapsed time to process a measured COSMOS transaction internal to a specific ClearPath host. It starts at the time the transaction is put in the host COMS input queue and ends at the time the transaction is put in the COMS output queue. On-line response time is internal host response time only and does not include network response time to the end user. Host to host communication is not included in Internal Response Time.

A2A Response Time	A2A transactions are routed through MNA17A to a back-end host. A2A Response Time measures the Internal Response Time only on the destination back-end host as defined by Internal Response Time. The transaction time between MNA17A and the back-end host is not included in the measure.

U2A Response Time	A UNIX host to an ClearPath host initiates U2A transactions. U2A Response Time measures the Internal Response Time only on the destination ClearPath host as defined by Internal Response Time. The transaction time between the UNIX host and the ClearPath host is not included in the measure.

Normal Operation	All configured hardware and software components are available and functioning properly. Unisys is responsible for on-line response time during Available Periods of Normal Operation.

Selected Transactions.	By Database EP400 CL601 F64 GI301 EP701 GI703 HO180 HO626 CL611 As agreed upon by UHG and Unisys the HO180 and HO626 transactions will be excluded from the DRMICA calculations.

Workload Forecasts

Unisys may be exempted from a Service Level Goal if the actual resource utilization exceeds the forecast resource utilization. Actual resource utilization must exceed the forecast by a sufficient magnitude to jeopardize Unisys ability to meet the Service Level Goal. A Service Level Goal may only be exempted with the concurrence of UHG Service Delivery Management and the Director of UHG Service Delivery which concurrence will not be unreasonably withheld.

Unisys may not be accountable for one individual service level due to workload growth issues but accountable for all other service levels.

Degraded Response Time	UHG Availability Management and Unisys Service Delivery Management will identify whom Degraded Response Time events are attributed to. When a UHG application or procedural change degrades the performance of a transaction, that transaction will be removed from the response time calculation.

Service Level Goal	The Service Level Goal is the level of performance Unisys will strive to meet or exceed.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

2.4. Keywords

UHG, SLA, COSMOS, CLEARPATH, RESPONSE TIME

2.5. Metrics

Overall response time for COSMOS databases collected and reported by Resource DB will continue. The metrics are:

%All DRALPHA	%All DRBRAVO	%All DRCHARLIE
%All DRDELTA	%All DRECHO	%All DRFOX
%All DRGAMMA	%All DRHALO	%All DRJAVA
%All DRLIMA	%All DRMICA

The internal on-line response time will be measured for selected transactions for each of the COSMOS databases. The metrics are:

%Transactions DRALPHA	%Transactions DRBRAVO	%Transactions DRCHARLIE
%Transactions DRDELTA	%Transactions DRECHO	%Transactions DRFOX
%Transactions DRGAMMA	%Transactions DRHALO	%Transactions DRJAVA
%Transactions DRLIMA	%Transactions DRMICA

2.6. Formula

%All <database> = As measured by Resource DB.

% Transaction <database> = # Selected Transactions <database> - GI703 transaction <database> ≤ Service Level Threshold / Total Transactions <database> * 100.

% Transaction <database> = GI703 transaction <database> ≤ Service Level Threshold / Total Transactions <database> * 100.

2.7. Reporting

Service level metrics will be reported monthly to UnitedHealth Group.

The following metrics will be reported as the percent of COSMOS transactions that met or exceeded the threshold. The metrics include:

%All DRALPHA	%All DRBRAVO	%All DRCHARLIE
%All DRDELTA	%All DRECHO	%All DRFOX
%All DRGAMMA	%All DRHALO	%All DRJAVA
%All DRLIMA	%All DRMICA

The following metrics will be reported as the percent of COSMOS transactions that met or exceeded the service level threshold. The metrics include:

%Transactions DRALPHA	%Transactions DRBRAVO	%Transactions DRCHARLIE
%Transactions DRDELTA	%Transactions DRECHO	%Transactions DRFOX
%Transactions DRGAMMA	%Transactions DRHALO	%Transactions DRJAVA
%Transactions DRLIMA	%Transactions DRMICA
%All Transactions

2.8. Service Level Goal

All Transactions as measured by Resource DB

% All Transactions ***

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

Critical Transactions minus GI703

%Transactions DRALPHA ***.

%Transactions DRBRAVO ***.

%Transactions DRCHARLIE ***.

%Transactions DRDELTA ***.

%Transactions DRECHO ***.

%Transactions DRFOX ***.

%Transactions DRGAMMA ***.

%Transactions DRHALO ***.

%Transactions DRJAVA ***.

%Transactions DRLIMA ***.

%Transactions DRMICA ***.

% All Transactions ***

GI703 Transaction

%Transactions DRALPHA ***.

%Transactions DRBRAVO ***.

%Transactions DRCHARLIE ***.

%Transactions DRDELTA ***.

%Transactions DRECHO ***.

%Transactions DRFOX ***.

%Transactions DRGAMMA ***.

%Transactions DRHALO ***.

%Transactions DRJAVA ***.

%Transactions DRLIMA ***.

%Transactions DRMICA ***

2.9. Accountability

Unisys is accountable for the COSMOS Internal On-line Response Time service levels by database on a monthly basis.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

3. SCHEDULE UPDATE FORMS

3.1. Purpose

The purpose is to measure and report the time to process a Schedule Update Form. This includes individual Schedule Update Forms and Schedule Update Form Projects. The measurement will be used to evaluate Unisys performance against the Service Level Goal.

3.2. Applicability

Schedule Update Form Processing.

3.3. Definitions

Schedule Update Form (SUF)	Requests to add change or delete a Batch Job that is managed by the Batch Scheduler. Schedule Update Forms are submitted by UHG personnel and processed by Unisys. The request is prepared on the Schedule Update form and is mailed or faxed to Unisys.

Batch Scheduler	A batch scheduling utility that automatically starts and manages batch jobs according to attributes assigned to a job.

Batch Job	A program or series of programs run under the control of a WFL program.

Days to Process an SUF	The time to process an SUF is from the date the SUF form is received to the date SUF is complete.

SUFs On Hold	SUFs waiting for action by the requester will not be included in the metric until work on the request can proceed.

SUF Projects

SUF Projects are changes to the production batch schedule that require more effort and resource than a normal SUF. These SUF’s will not be included in the metrics. SUF Projects include:

SUF forms with multiple change requests that exceed the effort of a normal SUF.

SUF’s that involve a new program or process.

Planned projects that require changes to the batch schedule.

The Manager of UHG Production Support Services will identify which SUFs will be considered projects using the guidelines specified above.

SUF Submission	SUFs may only be submitted by US Mail, UHG – Unisys inter-company mail, through the designated web site, or by FAX to the Eagan Service Center Production Control FAX. This to ensure SUFs are properly received and logged for processing. Additional methods to submit SUFs may be implemented in the future. Unisys and UnitedHealth Group will mutually agree upon the submission methods.

Service Level Goal	The Service Level Goal is the level of performance Unisys will strive to meet or exceed.

3.4. Keywords

SLA, SUF, SCHEDULE UPDATE FORM

3.5. Metrics

Days to process an SUF.

3.6. Formula

% SUFs = #SUFs Closed ≤ 8 business days / Total SUFs Closed * 100

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

3.7. Reporting

Service level metrics will be reported monthly to UnitedHealth Group. The metrics reported are the percent of Schedule Update Forms and the percent of Schedule Change Projects that met SUF Project date. The metric includes:

% SUFs

3.8. Service Level Goal

% SUFs ***

3.9. Accountability

Unisys will be accountable for the Schedule Update Form service levels on a monthly basis.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

4. INCIDENT MANAGEMENT

4.1. Purpose

The purpose is to measure and report the time it takes to resolve problems reported to Unisys. The measurement will be used to evaluate Unisys performance against the service level.

4.2. Scope

Reported Incident Management.

4.3. Definitions

Policy and Procedure	Unisys and UHG agree to respect the other’s Incident Management policy and procedure.

Trouble Ticket	The report of a problem to the ESC Helpdesk. Trouble Tickets are entered into, tracked by and reported by Remedy. Only Remedy Trouble Tickets are considered in this document. All Remedy tickets must have a partnering Peregrine ticket at UHG.

Severity Level	Definition	Response Goal	Recovery Goal
SEV 1 Severe	v An incident that severely impacts or has the potential to severely impact mission critical business operations, systems or components (Reference attached list) AND	*** ***	*** *** ***
v Affect total system access for more than *** internal users or has high visibility to external customers.
SEV 2 Major	v An Incident that significantly impacts or has the potential to significantly impact important business operations, systems or components (Reference attached list) AND	*** ***	*** *** ***
v Affects total system access for *** internal users or has moderate visibility to external customers.
SEV 3 Moderate	v Incident impacts non-critical systems or components.	***	*** ***

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

Severity Level	Definition	Response Goal	Recovery Goal
v Affects total system access for less than *** internal users.
	V A hard down single desktop.	***	***
SEV 4 Minor	A single client issue	***	*** ***

Resolved Trouble Ticket	The problem reported in the Trouble Ticket has been corrected, eliminated or otherwise appropriately addressed. Problems with planned and deferred resolutions may be closed and moved to a project list, action list or PPR for action.

Invalid Tickets	Tickets that are incorrectly assigned to Unisys will be closed and returned to UHG. These tickets will not be counted in the service level metric.

Escalation	Differences between the UHG Service Center and the Eagan Service Center Helpdesk will be addressed jointly by:
	UnitedHealth Group Manager, Vendor Management Director, Vendor Management VP, Vendor Management	Unisys Manager, ESC Helpdesk Program Manager, Service Delivery Management

Workload Forecasts	Unisys may be exempted from a Service Level Goal if the actual resource utilization exceeds the forecast resource utilization. Actual resource utilization must exceed the forecast by a sufficient magnitude to jeopardize Unisys ability to meet the Service Level Goal. A Service Level Goal may only be exempted with the concurrence of UHG Service Delivery Management and the Director of UHG Service Delivery which concurrence will not be unreasonably withheld.

Ticket Volume

The Incident Management SLA may be exempted for a day if the number of tickets received for a given day is *** above the daily average for the last *** months. Tickets opened that day will be excluded from the SLA calculation for that month.

The Manager of the UHG Service Center and the Manager of the ESC Helpdesk must agree the exemption is appropriate.

Service Level Goal	***.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

4.4. Keywords

PROBLEM, RESOLUTION, TICKET, SLA, RESPONSE

4.5. Metrics

Hours to Resolve Sev 1 Tickets

Hours to Resolve Sev 2 Tickets

Hours to Resolve Sev 3 Tickets

Hours to Resolve Sev 4 Tickets

Number of Invalid Tickets

Minutes to Respond to Sev1 Tickets

Hours to Respond to Sev2 Tickets

Hours to Respond to Sev3 Tickets

Hours to Respond to Sev4 Tickets

4.6. Formula

% Sev <x> Tickets Resolved = (# Sev <x> Tickets Resolved ≤ SLA Threshold, Sev <x> / Total # Sev <x> Tickets) * 100

% Sev <x> Tickets Responded = (# Sev <x> Tickets Responded ≤ SLA Threshold, Sev <x> / Total # Sev <x> Tickets) * 100

4.7. Reporting

Service level metrics will be reported monthly to UnitedHealth Group. The metric reported is the percent of Trouble Tickets Resolved that met or exceeded the SLA threshold. The metrics reported are:

% Sev 1 Tickets Resolved

% Sev 2 Tickets Resolved

% Sev 3 Tickets Resolved

% Sev 4 Tickets Resolved

Number of Invalid Tickets

Total Volume

% Sev 1 Tickets Responded

% Sev 2 Tickets Responded

% Sev 3 Tickets Responded

% Sev 4 Tickets Responded

4.8. Service Level Goal

% Sev 1 Tickets Resolved ***.

% Sev 2 Tickets Resolved ***.

% Sev 3 Tickets Resolved ***.

% Sev 4 Tickets Resolved ***.

% Sev 1 Tickets Responded ***.

% Sev 2 Tickets Responded ***.

% Sev 3 Tickets Responded ***.

% Sev 4 Tickets Responded ***.

4.9. Accountability

Unisys will be accountable for the service levels for Trouble Ticket response and resolution on a monthly basis.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

5. COSMOS BATCH JOB COMPLETION

5.1. Purpose

The purpose is to measure and report Batch Job completion. The measurement will be used to evaluate Unisys performance against the service level.

5.2. Scope

This service level agreement addresses the timely completion of Critical Batch Jobs, Regular Batch Jobs, PDS Jobs and Special Run Requests.

5.3. Definitions

Batch Job	A program or series of programs run under the control of a WFL program.

Scheduled Batch Job	Any Batch Job that is set up in and started by the Batch Scheduler Utility.

Critical Batch Jobs

These are specific Scheduled Batch Jobs whose prompt and proper execution is critical to UHG business. Critical Batch Jobs are explicitly listed.

Critical Batch Jobs are completed on time when they complete successfully on or before the Expected Complete Time.

Regular Batch Jobs	Regular Batch Jobs include all Scheduled Batch Jobs, which are not Critical Batch Jobs, PDS Jobs or SRQs.

Special Run Request (SRQ)

This is an ad hoc Batch Job request submitted by an end user to run a program. The SRQ is submitted on the SRQ form by fax, mail or electronically. The SRQ is then prepared and run by Unisys. LAGs are considered SRQs for this document. Requests via PDS or other electronic media are not measured as SRQs.

The time to process an SRQ starts at 18:00 on the day the SRQ request is received at Production Scheduling and ends when the SRQ Job successfully runs. BLSCHED will record the start and completion date and time. SRQ requests, which are received by Production Scheduling prior to 14:00 CST, will be input into the system for processing that evening.

Production Delivery System (PDS)

PDS Jobs are ad hoc Batch Job requests initiated on-line by end users using the PDS system. These jobs are placed in the job queue at the time of the request and remain in the job queue until approximately 18:00 the same day.

The time to process a PDS Job starts at 18:00 on the day the PDS Job is submitted and ends when the PDS Job successfully runs.

Exceptions	The service levels identified in this agreement can be exempted for a day with the concurrence of UHG Availability Management and Unisys Service Delivery Management which concurrence will not be unreasonably withheld. This will cause data collected for any or all of the SLA metrics to be discarded for that day. As a result, unexpected volumes of batch work can be excluded from the service level metric. This may include an unexpectedly high number of jobs to be run or a high number of transactions to be processed, either of which will cause any or all of the service levels to not be met.

Batch Schedule Day	A day for batch scheduling purposes starts at 0900 and ends at 0900 the following day.

Batch Schedule	The Batch Schedule consists of the dates, times and frequencies Scheduled Batch Jobs are run. The Batch Schedule is maintained by the Batch Scheduler Utility.

Batch Scheduler Utility	A batch scheduling utility that automatically starts and manages Batch Jobs according to attributes assigned to the Job. The Batch Scheduler Utility is the BLSCHED Manager utility.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

Scheduled Job Start	The data and time the Batch Job is scheduled to start.

Workload Forecasts

Unisys may be exempted from a Service Level Goal if the actual resource utilization exceeds the forecast resource utilization. Actual resource utilization must exceed the forecast by a sufficient magnitude to jeopardize Unisys ability to meet the Service Level Goal. A Service Level Goal may only be exempted with the concurrence of UHG Service Delivery Management and the Director of UHG Service Delivery which concurrence will not be unreasonably withheld.

Unisys may not be accountable for one individual service level due to workload growth issues but accountable for all other service levels.

Service Level Goal	The Service Level Goal is the level of performance Unisys will strive to meet or exceed.

Scheduled Downtime	Unisys is not accountable for extended Batch Job Completion time during Scheduled Down Time. See service level agreement 1.0 COSMOS On-line Availability, Scheduled Downtime for the downtime schedule.

ASLE	Application Service Level Expectations document detailing the COSMOS critical and Regular batch job information by application. This list is maintained by UHG. The ASLE document is located on the UHG/UNISYS extranet website.

Service Level Expectation	The expected level of performance. However, it is not measured or reported as part of the Service Level of Agreement.

5.4. Keywords

SLA, CRITICAL BATCH JOBS, REGULAR BATCH JOBS, SRQ, PDS

5.5. Metrics

Number of Critical Batch Jobs Completed

Number of Regular Batch Jobs Completed

5.6. Formula

% Critical Batch Jobs Completed = Number of Critical Batch Jobs Completed ≤ Expected Complete Time / Total Number of Critical Batch Jobs * 100

% Regular Batch Jobs Completed = Number of Regular Batch Jobs Completed ≤ Expected Complete Time/ Total Regular Batch Jobs * 100

5.7. Reporting

Service level metrics will be reported monthly to UnitedHealth Group. The metric reported is the percent of Batch Jobs completed within the service level. The metrics reported are:

% Critical Batch Jobs Completed

% Regular Batch Jobs Completed

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

5.8 Service Level Expectation

SRQ’s completed ***.

PDS jobs completed ***.

The completion expectation time is provided the information from the end-user is accurate.

5.9 Service Level Goal

% Critical Batch Jobs Completed ***

% Regular Batch Jobs Completed ***

5.10 Accountability

Unisys will be accountable for the service levels for Critical Batch Jobs Completed on a monthly basis.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

6 ASR PROCESSING

6.1. Purpose

The purpose is to measure and report the preparation of ASRs and Purchase Orders resulting from Requests for ASR. The measurement will be used to evaluate Unisys performance against the Service Level Goal.

6.2. Applicability

Request for ASR to Purchase Order process for the procurement of hardware or software.

6.3. Definitions

Request for ASR	Request for Additional Services. A request for service prepared by UHG and submitted to Unisys to provide additional services.

ASR	The ASR is prepared by Unisys to communicate to UHG a solution to meet the requirement documented in the Request for ASR. This includes a summary, a description of the solution and costs. The ASR will be presented to UHG no later than 3 workdays after receiving the Request for ASR.

Approved ASR	UHG has approved the ASR provided by Unisys to allow Unisys to acquire resources to complete the activity or project.

Purchase Order	The Purchase Order (PO) is the documentation for the approval to acquire materials, services and resources to implement the solution. The PO will be available to suppliers no later than 2 workdays after the ASR is approved by UHG.

ASR Process

UHG prepares and submits the Request for ASR to Unisys.

Unisys reviews the Request for ASR and develops an ASR to meet the requirements in the Request for ASR.

Unisys presents the ASR to UHG.

UHG reviews the ASR and approves or rejects the ASR.

If the ASR is approved, Unisys will prepare and submit documentation to effect the Purchase Order.

The Purchase Order is created and provided to the supplier.

Request for ASR to ASR	The number of workdays from the day the Request for ASR is submitted to Unisys to the day the ASR is presented to UHG.

Approved ASR to PO	The number of workdays from the day the ASR is approved by UHG to the day the Purchase Order is created and provided to the supplier.

ASR and PO Additional Information	Unisys is not accountable for time spent to obtain additional required information from UHG to prepare the ASR or the Purchase Order.

Service Level Expectation	The expected level of performance. However, it is not measured or reported as part of the Service Level of Agreement.

6.4. Keywords

SLA, ASR, Purchase Order, Request for ASR

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

6.5. Metrics

Request for ASR to ASR

Approved ASR to PO

6.6. Formula

% ASRs = The percent of ASRs delivered to UHG within 3 workdays of receiving the Request for ASR.

% POs = The percent of Purchase Orders created and provided to the supplier within 2 workdays of UHG approval of the ASR.

6.7. Reporting

Service level metrics will be reported monthly to UnitedHealth Group. The metrics reported are the percent of ASRs presented to UHG no later than *** workdays after receiving the Request for ASR and the percent of Purchase Orders created and provided to the supplier no later than *** workdays after UHG approval of the ASR.

The metric includes:

% ASRs

% POs

Total Volume

6.8. Service Level Expectation

% ASRs ***.

% POs ***.

6.9. Accountability

Unisys will be accountable for the ASR to Proposal and Proposal to PO Service Level Goals on a monthly basis.

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information Technology Services Agreement
Exhibit 26
Performance Standards and Service Level Agreements

7. CONTACTS

Unisys Contacts	UHG Contacts
Manager, Production Control	Manager, Vendor Management
Manager, Technical Services`	Director, Vendor Management
Manager, Business Resumption Planning	Capacity Management
Network Support Specialist	Quality Assurance Supervisor
Technical Writer	Technical Writer

8. CHANGE HISTORY

This paragraph states that should any changes be necessary during the life of this document, both Parties jointly agree to the following process. The SLA Committee will meet once every 90—day period (or other such time as agreed upon by both Unisys and UnitedHealth Group) to oversee the performance of this agreement and to resolve any disputes that should arise during this time period. Should the disputes remain unresolved by the end of the meeting, another meeting will be held within 10 business days for further discussion.

Original Signed By: X Date:
M. Iannaci, Program Manager, UNISYS
X Date:
J.Gasper, Director Strategic Partnership Relations, UnitedHealth Group

***	Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

UnitedHealth Group

Information Technology Services Agreement

Exhibit 26A

Sample Performance Report

Unisys

1

Information Technology Services Agreement

Exhibit 26A

Sample Performance Report

U n i s y s

UnitedHealth Group and Unisys

Monthly Operations Review Package

February, 2004

U n i s y s

Operations Review Meeting Agenda

I. Current Operations

A. Data Center Server Farm B. Managed Server Farm

C. Network Application Server Farm D. User Hours Lost – All Environments

II. Appendix

U n i s y s

I. Current Operations

A. Data Center Server Farm

1. ClearPath (Cosmos)

a. Performance Information b. Business Segment Input c. Utilization d. Technology Plan Summary

B. Managed Server Farm

1. Performance Information

2. Network Backup Consumption

C. Network Application Server Farm

1. Performance Information

2. Network Backup Consumption

D. User Hours Lost – All Environments

U n i s y s

ClearPath Performance Information

UnitedHealth Group

Unisys
5

ClearPath Performance Information

• 28 of 29 (25 ClearPath) Service Goals met in Jan, 2004

• COSMOS had 99.99% availability for January, 2004

U n i s y s

ClearPath Performance Information

· On Thursday, 1/29/04 at 1345 UHSPRODD went down with a Domain 0 Keep Alive Power Supply failure. CE brought back the full configuration at 1405. The failed component was replace during an E Change at 02:00 on 1/30/04 (59 UHL).

· On Thursday, 2/12/04 at 0706 MNA17A databases Charlie, Delta, Halo began to queue. It has been determined that the queuing started at 06:59:52 and cleared at 07:32:54 when two programs, HO1200, were ds-ed with arrays. The program dumps have been analyzed. It isn’t clear yet how the ds of the HO1200 caused the queuing to clear at 07:32:54. Analysis will continue. If the root cause cannot be determined from the data gathered, Unisys recommends that we take a Memory Dump the next time this problem reoccurs where it is apparent that the Securitydb in addition to the Doctor databases are queuing on MNA17A.

U n i s y s

ClearPath Performance Information

UnitedHealth Group

ClearPath Availability Control Chart
100.00%
99.95%
99.90%
99.85%
99.80%
99.75%
99.70%
99.65%
99.60%
Jan-01
Feb-01
Apr-01
Jun-01
Jul-01
Sep-01
Nov-01
Dec-01
Feb-02
Apr-02
May-02
Jul-02
Sep-02
Oct-02
Dec-02
Jan-03
Mar-03
May-03
Jun-03
Aug-03
Oct-03
Nov-03
Jan-04
Mar-04
Availability
LCL
UCL
Mean

Unisys
7

ClearPath Performance Information

ClearPath Availability Control Chart

Availability LCL UCL Mean

U n i s y s

ClearPath Performance Information

UnitedHealth Group

ClearPath Host Response Time Control Chart
seconds
0.14
0.12
0.10
0.08
0.06
0.04
0.02
0.00
Jan-01
Feb-01
Apr-01
Jun-01
Jul-01
Sep-01
Nov-01
Dec-01
Feb-02
Apr-02
May-02
Jul-02
Sep-02
Oct-02
Dec-02
Jan-03
Mar-03
May-03
Jun-03
Aug-03
Oct-03
Nov-03
Jan-04
Mar-04
Response seconds
Mean
UCL
LCL

Unisys

8

ClearPath Performance Information

ClearPath Host Response Time Control Chart

Response seconds

Mean

UCL

LCL

U n i s y s

ClearPath Capacity Utilization

UnitedHealth Group

Prime Time Utilization - MNA17A
Oct. 25, 2003 move Charlie from F to A.
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% UTIL
avg 5/00
avg 7/00
avg 9/00
avg 11/00
avg 01/01
avg 03/01
avg 05/01
avg 07/01
avg 09/01
avg 11/01
avg 01/02
avg 03/02
avg 05/02
avg 07/02
avg 09/02
avg 11/02
avg 01/03
avg 03/03
avg 05/03
avg 07/03
avg 09/03
avg 11/03
avg 01/04
Mar-04
May-04
Jul-04
PHOA
HALO
GBL
MCP-A
DISTA-A
DELTA
OTHER-A
CHARLIE

Unisys
9

ClearPath Capacity Utilization

Prime Time Utilization – MNA17A Oct. 25, 2003 move Charlie from F to A.

PHOA HALO GBL MCP-A DISTA-A DELTA OTHER-A CHARLIE

U n i s y s

ClearPath Capacity Utilization

UnitedHealth Group

Prime Time Utilization - GVPRODC
% UTIL
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
avg 5/00
avg 7/00
avg 9/00
avg 11/00
avg 01/01
avg 03/01
avg 05/01
avg 07/01
avg 09/01
avg 11/01
avg 01/02
avg 03/02
avg 05/02
avg 07/02
avg 09/02
avg 11/02
avg 01/03
avg 03/03
avg 05/03
avg 07/03
avg 09/03
avg 11/03
avg 01/04
Mar-04
May-04
Jul-04
DELTA
LIMA
MICA
MCP-C
DISTA-C
OTHER-C

Unisys

10

ClearPath Utilization

Prime Time Utilization – GVPRODC

DELTA LIMA MICA MCP-C DISTA-C OTHER-C

U n i s y s

ClearPath Capacity Utilization

UnitedHealth Group

Prime Time Utilization - UHSPRODD
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% UTIL
avg 5/00
avg 7/00
avg 9/00
avg 11/00
avg 01/01
avg 03/01
avg 05/01
avg 07/01
avg 09/01
avg 11/01
avg 01/02
avg 03/02
avg 05/02
avg 07/02
avg 09/02
avg 11/02
avg 01/03
avg 03/03
avg 05/03
avg 07/03
avg 09/03
avg 11/03
avg 01/04
Mar-04
May-04
Jul-04
ECHO
JAVA
MCP-D
DISTA-D
OTHER-D

Unisys

11

ClearPath Capacity Utilization

Prime Time Utilization – UHSPRODD

ECHO JAVA MCP-D DISTA-D OTHER-D

U n i s y s

ClearPath Capacity Utilization

UnitedHealth Group

Prime Time Utilization - UHSPRODE
% UTIL
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
avg 5/00
avg 7/00
avg 9/00
avg 11/00
avg 01/01
avg 03/01
avg 05/01
avg 07/01
avg 09/01
avg 11/01
avg 01/02
avg 03/02
avg 05/02
avg 07/02
avg 09/02
avg 11/02
avg 01/03
avg 03/03
avg 05/03
avg 07/03
avg 09/03
avg 11/03
avg 01/04
Mar-04
May-04
Jul-04
FOX
GAMMA
INDIGO
MCP-E
DISTA-E
OTHER-E
ALPHA
BRAVO

Unisys

12

ClearPath Capacity Utilization

Prime Time Utilization – UHSPRODE

FOX GAMMA INDIGO MCP-E DISTA-E OTHER-E ALPHA BRAVO

U n i s y s

ClearPath Capacity Utilization

UnitedHealth Group

Prime Time Utilization - All COSMOS
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% UTIL
4500
4000
3500
3000
2500
2000
1500
1000
500
0
MIPS
avg 5/00
avg 7/00
avg 9/00
avg 11/00
avg 01/01
avg 03/01
avg 05/01
avg 07/01
avg 09/01
avg 11/01
avg 01/02
avg 03/02
avg 05/02
avg 07/02
avg 09/02
avg 11/02
avg 01/03
avg 03/03
avg 05/03
avg 07/03
avg 09/03
avg 11/03
avg 01/04
Mar-04
May-04
Pct UTIL
SYS MIPS
INUSE MIPS

Unisys
13

ClearPath Capacity Utilization

Prime Time Utilization – All COSMOS

Pct UTIL

SYS MIPS

INUSE MIPS

U n i s y s

ClearPath Capacity Utilization

UnitedHealth Group

UHG PRIME SHIFT CPU UTILIZATION
% PROCESSOR
100
90
80
70
60
50
40
30
20
10
0
1/5/2004
1/6/2004
1/7/2004
1/8/2004
1/9/2004
1/12/2004
1/13/2004
1/14/2004
1/15/2004
1/16/2004
1/19/2004
1/20/2004
1/21/2004
1/22/2004
1/23/2004
1/26/2004
1/27/2004
1/28/2004
1/29/2004
1/30/2004
DATE
MNA17A
GVPRODC
UHSPRODD
UHSPRODE

Unisys
14

ClearPath Capacity Utilization

UHG PRIME SHIFT CPU UTILIZATION

MNA17A

GVPRODC

UHSPRODD

UHSPRODE

U n i s y s

ClearPath Capacity Utilization

UHG Disk Usage (Max)
Actuals Through 01/04
Disk Usage (GB)
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
Jul-99
Sep-99
Nov-99
Jan-00
Mar-00
May-00
Jul-00
Sep-00
Nov-00
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
MNA17A Max
GVPRODC Max
UHSPRODD Max
UHSPRODE Max
UHSPRODF Max
UHSPRODG Max

Unisys
15

ClearPath Capacity Utilization

UHG Disk Usage (Max)

Actuals Through 01/04

MNA17A Max GVPRODC UHSPRODD Max UHSPRODE Max UHSPRODG Max

U n i s y s

ClearPath Technology Plan Summary

• Upgrade the NTs on UHSPRODD (Jan 25) -Completed

• Add CNA (ClearPath Network Appliance) to MNA17A (Jan 25) – Completed

• Update CIOM microcode on all hosts (Feb 14) -Completed

• Install incremental changes to MCP on UHSPRODD (Feb 14)—Completed

U n i s y s

MSF Performance Information

UnitedHealth Group

Unisys

17

MSF Performance Information

• TSM had 100% availability for January, 2004

• MacroSoft had 100% availability for January, 2004

U n i s y s

MSF Network Backup Consumption

UnitedHealth Group

TSM Audit Occupancy
300,000
250,000
200,000
150,000
100,000
50,000
0
GB
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Date
Daily Backup GB
Archive GB
TOTAL GB
Linear (TOTAL GB)

Unisys

18

MSF Network Backup Consumption

TSM Audit Occupancy

Daily Backup GB

Archive GB

TOTAL GB

Linear (TOTAL GB)

U n i s y s

MSF Network Backup Consumption

· Open Slots / Used Slots for Unix environment:

· Available Cells 1465

· Data and Scratch Tapes 3573

· Total Available Slots in Library 5038

· Database Size:

· 45.38 GB

· Average Number of Migrations per day (using 30 day averages):

· Corporate Finance—1.9

· Corporate HR—1.1

· Corporate ITS- 2.2

· SCS Optum—1.8

· SCS UBH—0.68

· UHC Allina—2.2

· UHC HCIS—5.5

· UHC Sales—2.1

· Uniprise—2.8

· UHC Uwriting—1.4

U n i s y s

NASF Performance Information

Executive Outage Summary

Duration

Business Function Application Date (minutes) Description

Cause: Traffic to the backend began queuing up and was not being passed to the backend due to the main interactive B2B

Production transmit channel PQENB2B.TO.MQEAPD1 having an incorrect transmit queue definition.

B2B 1/29 42 Resolution: To stop the channel, change the transmit channel to the correct queue and restart the channel.

Non-Production Cause:

Resolution:

U n i s y s

NASF Performance Information—AARP

January 2004

ITEM GOAL RESULT SLA MET

PRODUCTION

A1 LAN Availability 99.99% 100.00% YES

A2 SAN Availability 99.99% 100.00% YES

A3 Automatic notification of failed backup 99.99% 100.00% YES within 20 min of failure

A4.0 During Prime hours—Start of system 99.99% **

file restores within 20 min of having all

requirements necessary to perform

restore.

A4.1 During Non-Prime hours—Start of 99.99% **

system file restores within 45 min of

having all requirements necessary to

perform restore.

A5 Mean time to repair Unisys supported 99.99% **

network, tape and disk equipment

within 48 hours (or 2 business days) of

failure identification

NON-PRODUCTION

B6 None n/a n/a n/a

** No items for this timeframe

U n i s y s

NASF Performance Information – B2B

J a n u a ry 2 0 0 4

ITEM GOAL RESULT SLA MET

PRODUCTION

A 1 End-to-End Application Availability 99 .95% 9 9 .9 1 % NO

A 2 Application Availability n /a n /a n /a

A 3 Network Availability to Internet 99.99% 1 0 0 .0 0 % YES

Backbone

A 4 Production Environment Availability 99.99% 1 0 0 .0 0 % YES

A 5 Intra -NASF response time bench m a rk n o to o l N /A

NON -PRODUCTION

B 1 End-to-End Application Availability 9 9 .9 5% 1 0 0 .0 0 % YES

B 2 A pplication Availability n /a n /a n /a

B 3 Network Availability to Internet 9 9 .9 9% 1 0 0 .0 0 % Y E S

Backbone

B 4 Non -Production Environment Availability 9 9 .9 9% 1 0 0 .0 0 % Y E S

B 5 Intra -NASF response tim e b e n c h m a rk n o to o l N /A

DISASTER RECOVERY

C 1 SRDF Data Replication 1 h o u r +

C 2 Recovery Time of disaste r 3 h o u rs **

INCIDENT MANAGEMENT

D 1 .0 Sev 1 Problem Resolution 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 1 .1 Sev 2 Problem Resolution 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 1 .2 Sev 3 Problem Resolution 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 1 .3 Sev 4 Problem Resolution 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 2 Time to return Redundant Components to Service 9 9 .0 0% **

D 3 Fail-over Test Success 9 9 .0 0% **

CHANGE MANAGEMENT

D 4 Compliance for Unisys Scheduled Event 1 0 0 .0 0% 1 0 0 .0 0 % Y E S

D 5 Unisys changes executed successfully 9 9 .0 0% 1 0 0 .0 0 % Y E S

D 6 Compliance to scheduled events 1 0 0 .0 0% 1 0 0 .0 0 % Y E S

D 7 .1 ASR tu rn -around in 3 business days 9 5 .0 0 % n /a

D 7 .2 PO tu rn -around in 2 business days 9 5 .0 0% **

SECURITY

D 8 ID Administration with in 24 hours 9 9 .0 0% **

D 9 .0 Notification of Security Alerts—Level 1 Im m e d ia te n /a n /a

D 9 .1 Notification of Security Alerts—Level 2 2 4 h o u rs n /a n /a

D 9 .2 Notification of Security Alerts—Level 3 4 8 h o u rs n /a n /a

D 9 .3 Notification of Security Alerts—Level 4 O n c e a m o n th n /a n /a

D 9 .4 Notification of Security Alerts—Level 5 O n c e a m o n th n /a n /a

D 1 0 Notification of Vulnerabilities N e x t B u sin e ss D a y **

** No Items forth is time frame .

+ This item is being monitored, however the measuring tool is being refined

U n i s y s

NASF Performance Information – B2C

January 2004

IT E M G O A L R E S U L T S L A M E T

PRODUCTION

A 1 End -to -End Application Availability 9 9 .9 5% 1 0 0 .0 0 % Y E S

A 2 Application Availability n /a n /a n /a

A 3 Network Availability to In te rn e t 9 9 .9 9% 1 0 0 .0 0 % Y E S

Backbone

A 4 Non -Production Environment Availability 9 9 .9 9% 1 0 0 .0 0 % Y E S

A 5 Intra -N A S F response tim e b e n c h m a rk n o to o l N /A

NON -PRODUCTION

B 1 End -to -End Application Availability 9 9 .9 5% 1 0 0 .0 0 % Y E S

B 2 Application Availability n /a n /a n /a

B 3 Network Availability to Internet 9 9 .9 9% 1 0 0 .0 0 % Y E S

Backbone

B 4 Production Environment Availability 9 9 .9 9% 1 0 0 .0 0 % Y E S

B 5 Intra –NASF response tim e b e n c h m a rk n o to o l N /A

DISASTER RECOVERY

C 1 SRDF Data Replication 1 h o u r **

C 2 Recovery Time of disaste r 3 h o u rs **

INCIDENT MANAGEMENT

D 1 .0 Sev 1 Problem Resolution 9 9 .9 0% 100 .00 % YES

D 1 .1 Sev 2 Problem Resolution 9 9 .9 0% 100 .00 % YES

D 1 .2 Sev 3 Problem Resolution 9 9 .9 0% 100 .00 % YES

D 1 .3 Sev 4 Problem Resolution 9 9 .9 0% 100 .00 % YES

D 2 Time to return Redundant Components to Service 9 9 .0 0% **

D 3 Fail-over Test Success 9 9 .0 0% **

CHANGE MANAGEMENT

D 4 Compliance for Unisys Scheduled Event 1 0 0 .0 0% 100 .00 % YES

D 5 Unisys changes executed successfully 9 9 .0 0% 100 .00 % YES

D 6 Compliance to scheduled events 1 0 0 .0 0% 100 .00 % YES

D 7 .1 A S R turn -around in 3 business days 9 5 .0 0 % n/a

D 7 .2 P O tu rn -around in 2 business days 9 5 .0 0% **

S E C U R IT Y

D 8 ID Administration within 24 hours 9 9 .0 0% **

D 9 .0 Notification of Security Alerts—Leve l 1 Im m e d ia te n/a n/a

D 9 .1 Notification of Security Alerts—Level 2 2 4 h o u rs n/a n/a

D 9 .2 Notification of Security Alerts—Level 3 4 8 h o u rs n/a n/a

D 9 .3 Notification of Security Alerts—Level 4 O n c e a m o n th n/a n/a

D 9 .4 Notification of Security Alerts—Level 5 O n c e a m o n th n/a n/a

D 1 0 Notification of Vulnerabilities N e x t B u sin e ss **

D a y

Unisys ** No Items forth is time frame .

NASF Performance Information - PeopleSoft

UnitedHealth Group

January 2004

	ITEM	GOAL	RESULT	SLA MET
	PRODUCTION			
A1	End-to-End Application Availability	99.95%	100.00%	YES
A2	Application Availability	n/a	n/a	n/a
A3	Network Availability to Internet Backbone	99.99%	100.00%	YES
A4	Production Environment Availability	99.55%	100.00%	YES
A5	Intra-NASF response time	benchmark	no tool	N/A
	NON-PRODUCTION			
B1	End-to-End Application Availability	99.50%	100.00%	YES
B2	Application Availability	n/a	n/a	n/a
B3	Network Availability to Internet Backbone	99.99%	100.00%	YES
B4	Non-Production Environment Availability	99.55%	100.00%	YES
B5	Intra-NASF response time	benchmark	no tool	n/a
	DISASTER REVOVERY			
C1	Not Applicable	n/a	n/a	n/a
	INCIDENT MANAGEMENT			
D1.0	Sev 1 Problem Resolution	99.90%	100.00%	YES
D1.1	Sev 2 Problem Resolution	99.90%	100.00%	YES
D1.2	Sev 3 Problem Resolution	99.90%	100.00%	YES
D1.3	Sev 4 Problem Resolution	99.90%	100.00%	YES
D2	Time to return Redundant Components to Service	99.00%	**	
D3	Fail-over Test Success	99.00%	**	
	CHANGE MANAGEMENT			
D4	Compliance for Unisys Scheduled Event	100.00%	100.00%	YES
D5	Unisys changes executed successfully	99.00%	100.00%	YES
D6	Compliance to scheduled events	100.00%	100.00%	YES
D7.1	ASR turn-around in 3 business days	95.00%	n/a	
D7.2	PO turn-around in 2 business days	95.00%	**	
	SECURITY			
D8	ID Administration within 24 hours	99.00%	**	
D9.0	Notification of Security Alerts - Level 1	Immediate	n/a	n/a
D9.1	Notification of Security Alerts - Level 2	24 hours	n/a	n/a
D9.2	Notification of Security Alerts - Level 3	48 hours	n/a	n/a
D9.3	Notification of Security Alerts - Level 4	Once a month	n/a	n/a
D9.4	Notification of Security Alerts - Level 5	Once a month	n/a	n/a
D10	Notification of Vulnerabilities	Next Business Day	**	
	Application Development Requests			
D11	Requests acknowledged within 4 hours during normal business hours	95.00%	100.00%	YES
D12	Requests completed correctly and completely by the mutually agreed upon dates within 4 hours during normal business hours	95.00%	100.00%	YES
D13	Acknowledgement to changes that have been completed back to development staff.	100.00%	100.00%	YES

** No Items for this timeframe.

Unisys

24

NASF Performance Information—PeopleSoft

January 2004

IT E M G O A L R E S U L T S L A M E T

PRODUCTION

A 1 E n d -to -E n d A p p lic a tio n A v a ila b ility 9 9 .9 5% 1 0 0 .0 0 % Y E S

A 2 A p p lic a tio n A v a ila b ility n /a n /a n /a

A 3 N e tw o rk A v a ila b ility to In te rn e t 9 9 .9 9% 1 0 0 .0 0 % Y E S

B a c k b o n e

A 4 P ro d u c tio n E n v iro n m e n t A v a ila b ility 9 9 .5 5% 1 0 0 .0 0 % Y E S

A 5 In tra -N A S F re s p o n s e tim e b e n c h m a rk n o to o l N /A

N O N -P R O D U C TIO N

B 1 E n d -to -E n d A p p lic a tio n A v a ilability 9 9 .5 0% 1 0 0 .0 0 % Y E S

B 2 A p p lic a tio n A v a ila b ility n /a n /a n /a

B 3 N e tw o rk A v a ila b ility to In ternet 9 9 .9 9% 1 0 0 .0 0 % Y E S

B a c k b o n e

B 4 N o n -P ro d u c tio n E n v iro n m e nt Availa b ility 9 9 .5 5% 1 0 0 .0 0 % Y E S

B 5 In tra -N A S F re s p o n s e tim e b e n c h m a rk n o to o l n /a

D IS A S T E R R E V O V ER Y

C 1 N o t A p p lic a b le n /a n /a n /a

INCIDENT MANAGEM ENT

D 1 .0 S e v 1 P ro b le m R e s o lu tion 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 1 .1 S e v 2 P ro b le m R e s o lu tio n 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 1 .2 S e v 3 P ro b le m R e s o lu tio n 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 1 .3 S e v 4 P ro b le m R e s o lu tio n 9 9 .9 0% 1 0 0 .0 0 % Y E S

D 2 T im e to re tu rn R e d u n d a nt Compon e n ts 9 9 .0 0% * *

to S e rv ic e

D 3 F a il-o v e r T e s t S u c c e s s 9 9 .0 0% * *

C H A N G E M A N A G E M E N T

D 4 C o m p lia n c e f o r U n is y s S cheduled E v e n t 1 0 0 .0 0% 1 0 0 .0 0 % Y E S

D 5 U n is y s c h a n g e s e x e c u te d succe ssfully 9 9 .0 0% 1 0 0 .0 0 % Y E S

D 6 C o m p lia n c e to s c h e d u le d e v ents 1 0 0 .0 0% 1 0 0 .0 0 % Y E S

D 7 .1 A S R tu rn -a ro u n d in 3 busine ss days 9 5 .0 0 % n /a

D 7 .2 P O tu rn -a ro u n d in 2 b u s in e s s d a y s 9 5 .0 0% * *

S E C U R IT Y

D 8 ID A d m in is tra tio n w ith in 2 4 h o u rs 9 9 .0 0% * *

D 9 .0 N o tif ic a tio n o f S e c u rity A le rts - L e v e l 1 Im m e d ia te n /a n /a

D 9 .1 N o tif ic a tio n o f S e c u rity A le rts - L e v e l 2 2 4 h o u rs n /a n /a

D 9 .2 N o tif ic a tio n o f S e c u rity A le rts - L e v e l 3 4 8 h o u rs n /a n /a

D 9 .3 N o tif ic a tio n o f S e c u rity A le rts - L e v e l 4 O n c e a m o n th n /a n /a

D 9 .4 N o tif ic a tio n o f S e c u rity A le rts - L e v e l 5 O n c e a m o n th n /a n /a

D 1 0 N o tif ic a tio n o f V u ln e ra b ilitie s N e x t B u s in e s s * *

D a y

A p p lic a tio n D e v e lo p m e n t R e q u e s ts

D 1 1 R e q u e s ts a c k n o w le d g e d w ith in 4 h o u rs 9 5 .0 0% 1 0 0 .0 0 % Y E S

d u rin g n o rm a l b u s in e s s h o u rs

D 1 2 R e q u e s ts c o m p le te d c o rre c tly a n d 9 5 .0 0% 1 0 0 .0 0 % Y E S

c o m p le te ly b y th e m u tu a lly a g re e d u p o n

d a te s w ith in 4 h o u rs d u rin g n o rm a l

b u s in e s s h o u rs

D 1 3 A c k n o w le d g e m e n t to c h a n g e s th a t h a v e 1 0 0 .0 0% 1 0 0 .0 0 % Y E S

b e e n c o m p le te d b a c k to d e v e lo p m e n t

s ta f f .

Unisys

* * N o Ite m s f o r th is tim e f ra m e .

NASF Performance Information—Treasury

January 2004

IT EM G O AL RESULT SLA M ET

PRO DUCT IO N

A1 End-to-End Application Av ailability 99.50% 100.00% YES

A2 Application Av ailability n/a n/a n/a

A3 Network Av ailability to Internet 99.99% 100.00% YES

Backbone

A4 Production Env ironm ent Av ailability 99.55% 100.00% YES

A5 Intra-NASF response tim e benchm ark no tool n/a

NO N-PRO DUCT IO N

B1 End-to-End Application Av ailability 99.50% 100.00% YES

B2 Application Av ailability n/a n/a n/a

B3 Network Av ailability to Internet 99.99% 100.00% YES

Backbone

B4 Non-Production Env ironm ent Availabilit 99.55% 100.00% YES

B5 Intra-NASF response tim e benchm ark no tool N/A

DISAST ER RECO VERY

C1 Not Applicable n/a n/a n/a

INCIDENT M ANAG EMENT

D1.0 Sev 1 Problem Resolution 99.90% 100.00% YES

D1.1 Sev 2 Problem Resolution 99.90% 100.00% YES

D1.2 Sev 3 Problem Resolution 99.90% 100.00% YES

D1.3 Sev 4 Problem Resolution 99.90% 100.00% YES

D2 Tim e to return Redundant Components 99.00% **

to Serv ice

D3 Fail-ov er Test Success 99.00% **

CHANG E M ANAG EMENT

D4 Compliance for Unisys Scheduled Ev en 100.00% 100.00% YES

D5 Unisys changes executed successfully 99.00% 100.00% YES

D6 Com pliance to scheduled events 100.00% 100.00% YES

D7.1 ASR turn-around in 3 business days 95.00% n/a

D7.2 PO turn-around in 2 business days 95.00% **

SECURIT Y

D8 ID Adm inistration within 24 hours 99.00% **

D9.0 Notification of Security Alerts - Lev el 1 Im m ediate n/a n/a

D9.1 Notification of Security Alerts - Lev el 2 24 hours n/a n/a

D9.2 Notification of Security Alerts - Lev el 3 48 hours n/a n/a

D9.3 Notification of Security Alerts - Lev el 4 O nce a m onth n/a n/a

D9.4 Notification of Security Alerts - Lev el 5 O nce a m onth n/a n/a

D10 Notification of Vulnerabilities Next Business **

Day

U n i s y s ** No Item s for this tim efram e.

NASF Performance Information – Shared Services

January 2004

IT EM G O AL R ESULT SLA M ET

P R O D U C T IO N

A 1 E nd-to-E nd A pplication A v ailability n/a n/a n/a

A 2 A pplication A v ailability n/a n/a n/a

A 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

A 4 P roduction E nv ironm ent A v ailability 99.99% 100.00% Y E S

A 5 Intra-N A S F response tim e benchm ark no tool N /A

N O N -P R O D U C T IO N

B 1 E nd-to-E nd A pplication A v ailability n/a n/a n/a

B 2 A pplication A v ailability n/a n/a n/a

B 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

B 4 N on-P roduction E nv ironm ent A v ailabilit 99.99% 100.00% Y E S

B 5 Intra-N A S F response tim e benchm ark no tool N /A

D IS AS T E R R E C O V E R Y

C 1 S R D F D ata R eplication 1 hour **

C 2 R ecov ery T im e of disaster 3 hours **

IN C ID E N T M AN AG EM EN T

D 1.0 S ev 1 P roblem R esolution 99.90% 100.00% Y E S

D 1.1 S ev 2 P roblem R esolution 99.90% 100.00% Y E S

D 1.2 S ev 3 P roblem R esolution 99.90% 100.00% Y E S

D 1.3 S ev 4 P roblem R esolution 99.90% 100.00% Y E S

D 2 T im e to return R edundant C om ponents to S erv ice 99.00% **

D 3 F ail-ov er T est S uccess 99.00% **

C H AN G E M AN AG EM EN T

D 4 C om pliance for U nisys S cheduled E v en 100.00% 100.00% Y E S

D 5 U nisys changes ex ecuted successfully 99.00% 100.00% Y E S

D 6 C om pliance to scheduled ev ents 100.00% 100.00% Y E S

D 7.1 A S R turn-around in 3 business days 95.00% n/a

D 7.2 P O turn-around in 2 business days 95.00% **

S E C U R IT Y

D 8 ID A dm inistration within 24 hours 99.00% **

D 9.0 N otification of S ecurity A lerts -Lev el 1 Im m ediate n/a n/a

D 9.1 N otification of S ecurity A lerts -Lev el 2 24 hours n/a n/a

D 9.2 N otification of S ecurity A lerts -Lev el 3 48 hours n/a n/a

D 9.3 N otification of S ecurity A lerts -Lev el 4 O nce a m onth n/a n/a

D 9.4 N otification of S ecurity A lerts -Lev el 5 O nce a m onth n/a n/a

D 10 N otification of V ulnerabilities N ex t B usiness **

D ay

U n i s y s ** N o Item s for this tim efram e.

NASF Performance Information—LAWW

January 2004

IT EM G O AL RESULT SLA M ET

PRO DUCT IO N

A1 End-to-End Application Availability 99.95% 100.00% YES

A2 Application Av ailability n/a n/a n/a

A3 Network Av ailability to Internet 99.99% 100.00% YES

Backbone

A4 Production Env ironm ent Availability 99.99% 100.00% YES

A5 Intra-NASF response time benchmark no tool N/A

NO N-PRO DUCT IO N

B1 End-to-End Application Availability 99.95% 100.00% YES

B2 Application Av ailability n/a n/a n/a

B3 Network Av ailability to Internet 99.99% 100.00% YES

Backbone

B4 Non-Production Env ironm ent Av ailability 99.99% 100.00% YES

B5 Intra-NASF response tim e benchm ark no tool N/A

DISAST ER RECO VERY

C1 SRDF Data Replication 1 hour **

C2 Recov ery Tim e of disaster 3 hours **

INCIDENT M ANAG EM ENT

D1.0 Sev 1 Problem Resolution 99.90% 100.00% YES

D1.1 Sev 2 Problem Resolution 99.90% 100.00% YES

D1.2 Sev 3 Problem Resolution 99.90% 100.00% YES

D1.3 Sev 4 Problem Resolution 99.90% 100.00% YES

D2 Tim e to return Redundant Com ponents to Serv ice 99.00% **

D3 Fail-ov er Test Success 99.00% **

CHANG E M ANAG EM ENT

D4 Com pliance for Unisys Scheduled Ev en 100.00% 100.00% YES

D5 Unisys changes executed successfully 99.00% 100.00% YES

D6 Com pliance to scheduled ev ents 100.00% 100.00% YES

D7.1 ASR turn-around in 3 business days 95.00% n/a

D7.2 PO turn-around in 2 business days 95.00% **

SECURITY

D8 ID Adm inistration within 24 hours 99.00% **

D9.0 Notification of Security Alerts -Lev el 1 Im m ediate n/a n/a

D9.1 Notification of Security Alerts -Lev el 2 24 hours n/a n/a

D9.2 Notification of Security Alerts -Lev el 3 48 hours n/a n/a

D9.3 Notification of Security Alerts -Lev el 4 O nce a m onth n/a n/a

D9.4 Notification of Security Alerts -Lev el 5 O nce a m onth n/a n/a

D10 Notification of Vulnerabilities Next Business **

Day

U n i s y s

** No Item s for this tim efram e.

NASF Performance Information—UBH

Jan u ary 2004

IT E M G O AL R E S U L T S L A M E T

P R O D U C T IO N

A 1 E nd-to-E nd A pplication A v ailability 99.95% 100.00% Y E S

A 2 A pplication A v ailability n/a n/a n/a

A 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

A 4 P roduction E nv ironm ent A v ailability 99.99% 100.00% Y E S

A 5 Intra-N A S F response tim e benchm ark no tool N /A

N O N -P R O D U C T IO N

B 1 E nd-to-E nd A pplication A v ailability 99.95% 100.00% Y E S

B 2 A pplication A v ailability n/a n/a n/a

B 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

B 4 N on-P roduction E nv ironm ent A v ailability 99.99% 100.00% Y E S

B 5 Intra-N A S F response tim e benchm ark no tool N /A

D IS AS T E R R E C O V E R Y

C 1 S R D F D ata R eplication 1 hour **

C 2 R ecov ery T im e of disaster 3 hours **

IN C ID E N T M AN AG E M E N T

D 1.0 S ev 1 P roblem R esolution 99.90% 100.00% Y E S

D 1.1 S ev 2 P roblem R esolution 99.90% 100.00% Y E S

D 1.2 S ev 3 P roblem R esolution 99.90% 100.00% Y E S

D 1.3 S ev 4 P roblem R esolution 99.90% 100.00% Y E S

D 2 T im e to return R edundant C om ponents to S erv ice 99.00% **

D 3 F ail-ov er T est S uccess 99.00% **

C H AN G E M AN AG E M E N T

D 4 C om pliance for U nisys S cheduled E v en 100.00% 100.00% Y E S

D 5 U nisys changes ex ecuted successfully 99.00% 100.00% Y E S

D 6 C om pliance to scheduled ev ents 100.00% 100.00% Y E S

D 7.1 A S R turn-around in 3 business days 95.00% n/a

D 7.2 P O turn-around in 2 business days 95.00% **

S E C U R IT Y

D 8 ID A dm inistration within 24 hours 99.00% **

D 9.0 N otification of S ecurity A lerts—Lev el 1 Im m ediate n/a n/a

D 9.1 N otification of S ecurity A lerts—Lev el 2 24 hours n/a n/a

D 9.2 N otification of S ecurity A lerts—Lev el 3 48 hours n/a n/a

D 9.3 N otification of S ecurity A lerts—Lev el 4 O nce a m onth n/a n/a

D 9.4 N otification of S ecurity A lerts—Lev el 5 O nce a m onth n/a n/a

D 10 N otification of V ulnerabilities N ex t B usiness **

D ay

U n i s y s ** N o Item s for this tim efram e.

NASF Performance Information—UeS

January 2004

IT EM G O AL R ESULT SLA M ET

PRO DUCT IO N

A 1 E nd-to-E nd A pplication A v ailability 99.95% 100.00% Y E S

A 2 A pplication A v ailability n/a n/a n/a

A 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

A 4 P roduction E nv ironm ent A v ailability 99.99% 100.00% Y E S

A 5 Intra-N A S F response tim e benchm ark no tool N /A

NO N-PRO DUCT IO N

B 1 E nd-to-E nd A pplication A v ailability 99.95% 100.00% Y E S

B 2 A pplication A v ailability n/a n/a n/a

B 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

B 4 N on-P roduction E nv ironm ent A v ailabilit 99.99% 100.00% Y E S

B 5 Intra-N A S F response tim e benchm ark no tool N /A

DISAST ER RECO VERY

C 1 S R D F D ata R eplication 1 hour **

C 2 R ecov ery T im e of disaster 3 hours **

INCIDENT M ANAG EM ENT

D 1.0 S ev 1 P roblem R esolution 99.90% 100.00% Y E S

D 1.1 S ev 2 P roblem R esolution 99.90% 100.00% Y E S

D 1.2 S ev 3 P roblem R esolution 99.90% 100.00% Y E S

D 1.3 S ev 4 P roblem R esolution 99.90% 100.00% Y E S

D 2 T im e to return R edundant C om ponents 99.00% **

to S erv ice

D 3 F ail-ov er T est S uccess 99.00% **

CHANG E M ANAG EM ENT

D 4 C om pliance for U nisys S cheduled E v en 100.00% 100.00% Y E S

D 5 U nisys changes executed successfully 99.00% 100.00% Y E S

D 6 C om pliance to scheduled ev ents 100.00% 100.00% Y E S

D 7.1 A S R turn-around in 3 business days 95.00% n/a

D 7.2 P O turn-around in 2 business days 95.00% **

SECURITY

D 8 ID A dm inistration within 24 hours 99.00% **

D 9.0 N otification of S ecurity A lerts -Lev el 1 Im m ediate n/a n/a

D 9.1 N otification of S ecurity A lerts -Lev el 2 24 hours n/a n/a

D 9.2 lerts - N otification of S ecurity A Lev el 3 48 hours n/a n/a

D 9.3 N otification of S ecurity A lerts -Lev el 4 O nce a m onth n/a n/a

D 9.4 N otification of S ecurity A lerts -Lev el 5 O nce a m onth n/a n/a

D 10 N otification of V ulnerabilities N ext B usiness **

D ay

** No Items for this time frame.

U n i s y s

NASF Performance Information—VETSS

Jan u ary 2004

IT E M G O AL R E S U L T S L A M E T

P R O D U C T IO N

A 1 E nd-to-E nd A pplication A v ailability 99.95% 100.00% Y E S

A 2 A pplication A v ailability n/a n/a n/a

A 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

A 4 P roduction E nv ironm ent A v ailability 99.99% 100.00% Y E S

A 5 Intra-N A S F response tim e benchm ark no tool N /A

N O N -P R O D U C T IO N

B 1 E nd-to-E nd A pplication A v ailability 99.95% 100.00% Y E S

B 2 A pplication A v ailability n/a n/a n/a

B 3 N etwork A v ailability to Internet 99.99% 100.00% Y E S

B ackbone

B 4 N on-P roduction E nv ironm ent A v ailabilit 99.99% 100.00% Y E S

B 5 Intra-N A S F response tim e benchm ark no tool N /A

D IS AS T E R R E C O V E R Y

C 1 S R D F D ata R eplication 1 hour **

C 2 R ecov ery T im e of disaster 3 hours **

IN C ID E N T M AN AG E M E N T

D 1.0 S ev 1 P roblem R esolution 99.90% 100.00% Y E S

D 1.1 S ev 2 P roblem R esolution 99.90% 100.00% Y E S

D 1.2 S ev 3 P roblem R esolution 99.90% 100.00% Y E S

D 1.3 S ev 4 P roblem R esolution 99.90% 100.00% Y E S

D 2 T im e to return R edundant C om ponents 99.00% **

to S erv ice

D 3 Fail-over Test Success 99.00% **

CHANGE MANAGEMENT

D 4 Compliance for Unisys Scheduled Even 100.00% 100.00% Y E S

D 5 Unisys changes executed successfully 99.00% 100.00% Y E S

D 6 Compliance to scheduled events 100.00% 100.00% Y E S

D 7.1 ASR turn-around in 3 business days 95.00% n/a n/a

D 7.2 PO turn-around in 2 business days 95.00% **

SECURITY

D 8 ID Administration within 24 hours 99.00% **

D 9.0 Notification of Security Alerts -Lev el 1 Im m ediate n/a n/a

D 9.1 Notification of Security Alerts -Lev el 2 24 hours n/a n/a

D 9.2 Notification of Security Alerts -Lev el 3 48 hours n/a n/a

D 9.3 Notification of Security Alerts -Lev el 4 O nce a m onth n/a n/a

D 9.4 Notification of Security Alerts -Lev el 5 O nce a m onth n/a n/a

D 10 Notification of Vulnerabilities N ex t B usiness **

D ay

** No Items for this time frame.

Unisys

NASF Network Backup Consumption

• ESC Library Summary

– FULL/UNUSABLE MEDIA: 492 (79.6%)

– AVAILABLE MEDIA: 75 (12.1%)

– EMPTY SLOTS: 51 ( 8.3%)

– TOTAL: 618

– Tapes onsite in excess to the library: 689

• We are currently at (492+689)/618 = 191% capacity of the L700 in Eagan

• SLC Library Summary

– FULL/UNUSABLE MEDIA: 184 (48.0%)

– AVAILABLE MEDIA: 41 (10.7%)

– EMPTY SLOTS: 158 (41.3%)

– TOTAL: 383

U n i s y s

User Hours Lost – All Environments

UnitedHealth Group

User Hours Lost
Hours
1800
1600
1400
1200
1000
800
600
400
200
0
Nov-01
Feb-02
May-02
Sep-02
Dec-02
Mar-03
Jun-03
Oct-03
Jan-04
Apr-04
hours lost
LCL
UCL
Mean

Unisys
32

User Hours Lost – All Environments

User Hours Lost

hours lost

LCL

UCL

Mean

U n i s y s

II. Appendix

UnitedHealth Group

A. Data Center Server Farm

Unisys

33

II. Appendix

A. Data Center Server Farm

1. SLA Detail

2. ClearPath (Cosmos)

a. October Disaster Recovery Test

U n i s y s

SLA Detail—DCSF

January 2004

ITEM GOAL RESULT SLA MET

1) ClearPath Availability 99.70% 99.99% YES

2) ClearPath Response Time Average < .5 sec 0.09 YES

3) ClearPath SCR’s 96.00% 100.00% YES

4) ClearPath Critical Batch Jobs 99.20% N/A N/A*

5) ClearPath Critical Trans. DRALPHA 90.00% 93.72% YES

6) ClearPath Critical Trans.DRBRAVO 90.00% 97.66% YES

7) ClearPath Critical Trans. DRCHARLIE 90.00% 96.25% YES

8) ClearPath Critical Trans. DRDELTA 90.00% 96.33% YES

9) ClearPath Critical Trans. DRECHO 90.00% 91.99% YES

10) ClearPath Critical Trans. DRFOX 90.00% 97.97% YES

11) ClearPath Critical Trans. DRGAMMA 90.00% 97.48% YES

12) ClearPath Critical Trans. DRHALO 90.00% 96.09% YES

13) ClearPath Critical Trans. DRJAVA 90.00% 96.23% YES

14) ClearPath Critical Trans. DRLIMA 90.00% 94.78% YES

15) ClearPath Critical Trans. DRMICA 90.00% 88.05% NO

16) ClearPath GI703 Trans. DRALPHA 70.00% 97.39% YES

17) ClearPath GI703 Trans.DRBRAVO 70.00% 98.01% YES

18) ClearPath GI703 Trans. DRCHARLIE 70.00% 98.41% YES

19) ClearPath GI703 Trans. DRDELTA 70.00% 99.13% YES

20) ClearPath GI703 Trans. DRECHO 70.00% 98.31% YES

21) ClearPath GI703 Trans. DRFOX 70.00% 98.76% YES

22) ClearPath GI703 Trans. DRGAMMA 70.00% 98.46% YES

23) ClearPath GI703 Trans. DRHALO 70.00% 98.18% YES

24) ClearPath GI703 Trans. DRJAVA 70.00% 97.44% YES

25) ClearPath GI703 Trans. DRLIMA 70.00% 98.89% YES

26) ClearPath GI703 Trans. DRMICA 70.00% 98.49% YES

27 Sev 1 Problem Resolution 96.00% 100.00% YES

28 Sev 2 Problem Resolution 92.00% 100.00% YES

29 Sev 3 Problem Resolution 96.00% 100.00% YES

30 Sev 4 Problem Resolution 96.00% 100.00% YES

* Source data from UHG not available for January

U n i s y s

April Disaster Recovery Test

UnitedHealth Group

				Management Status					
RFS ASR	Business Unit	Project Name	Due Date	Overall	Scope	Schedule	Team	Issue	UHG Approved
N/A	N/A	Apr-04 Disaster Recovery Test	4/21/04	Green	Green	Green	Green	Green	N/A

Unisys

35

April Disaster Recovery Test

Management Status

RFS Business Due UHG

ASR Unit Project Name Date Overall Scope Schedule Team Issue Approved

N/A N/A Apr-04 Disaster 4/21/04 Green Green Green Green Green N/A

Recovery Test

• Sponsor: N/A

• UHG PM: Ron Bakowski / Linda Cote

• Unisys PM: Rich Moore

• Scope: Conduct a disaster recovery exercise from April 21 through April 24, 2004.

Proposed applications include COSMOS, CPW, and QStar.

• Previous Milestone:

• Next Milestone: Planning phase to start first week in March.

• Discussion Items: N/A

U n i s y s

Information Technology Services Agreement
Exhibit 26B
List of UHS Service Level Agreements

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 26C
Service Management Targets

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 27
U.S. Government Contracting Requirements

EQUAL EMPLOYMENT OPPORTUNITY. Unisys agrees that Unisys will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin; and that Unisys will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Without limiting the foregoing, Unisys agrees to and shall be bound by the provisions of the equal opportunity clause set forth at 41 CFR 60-1.4, which is incorporated by reference.

CERTIFICATION OF NONSEGREGATED FACILITIES. Unisys agrees as follows:

Unisys certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. Unisys agrees that a breach of this certification is a violation of the Equal Opportunity clause required by Executive Order 11246 of September 24, 1965. As used in this certification, the term “segregated facilities” means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

Unisys further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods):

Notice to Prospective Subcontractors of Requirement

For Certifications of Nonsegregated Facilities

A Certification of Nonsegregated Facilities, as required by the May 21, 1968, order on Elimination of Segregated Facilities, by the Secretary of Labor (33 Fed. Reg. 7804, May 28, 1968), must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semi-annually, or annually).

NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. Section 1001.

AFFIRMATIVE ACTION COMPLIANCE PROGRAM. Unisys will develop a written Affirmative Action Compliance Program for each of its establishments consistent with the rules and regulations of the Department of Labor at 41 CFR 60-1 and 60-2, as such rules and regulations may be amended from time to time.

EQUAL EMPLOYMENT OPPORTUNITY REPORTING REQUIREMENTS. Unisys will complete and file Government Standard Form 100, Equal Employment Opportunity Employer Information Report EEO-1, in accordance with the instructions contained therein.

EQUAL EMPLOYMENT OPPORTUNITY - VETERANS. Unisys agrees to take affirmative action to employ and advance in employment qualified disabled veterans and veterans of the Vietnam era consistent with the rules and regulations of the Department of Labor at 41 CFR 60-250.4, as such rules and regulations may be amended from time to time. Without limiting the foregoing, Unisys agrees to and shall be bound by the provisions of the affirmative action clause set forth at 41 CFR 60-250.4, which is incorporated by reference.

EQUAL EMPLOYMENT OPPORTUNITY - HANDICAPPED. Unisys agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified handicapped individuals without discrimination consistent with

Information Technology Services Agreement
Exhibit 27
U.S. Government Contracting Requirements

the rules and regulations of the Department of Labor at 41 CFR 60-741, as such rules and regulations may be amended from time to time. Without limiting the foregoing, Unisys agrees to and shall be bound by the provisions of the affirmative action clause set forth at 41 CFR 60-741.4, which is incorporated by reference.

EXAMINATION OF RECORDS. Unisys agrees that the Controller General of the UHS States or a duly authorized representative of the General Accounting Office shall have access to, and the right to examine books, documents, papers or other records pertaining to such contracts or purchase order(s).

Unisys will furnish all information and reports required by Executive Order No. 11246, as amended, and by the rules and regulations promulgated thereunder, and will permit access to its books, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigating compliance with such rules and regulations.

CLEAN AIR AND WATER. Unisys certifies as follows:

(a)	No facility to be utilized in the performance of its contracts with UHS has been listed on the Environmental Protection Agency List of Violating Facilities for one or more violations of the Clean Air Act (42 U.S.C. 7401 etseq.) or the Clean Water Act (33 U.S.C. 1251 etseq.).

(b)	Unisys will promptly notify UHS of the receipt of any communication from the Director, Office of Federal Activities, Environmental Protection Agency, indicating that any facility which Unisys proposes to use for the performance of its contracts with UHS is under consideration to be listed on the EPA list of Violating Facilities.

(c)	Unisys will include substantially this certification, including this paragraph (c), in every nonexempt subcontract.

UTILIZATION OF SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS. Unisys understands that it is the policy of the UHS States that small business and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in the performance of contracts let by any Federal agency.

Unisys hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with the efficient performance of its contracts with UHS. Unisys further agrees to cooperate in any studies or surveys as may be conducted by the UHS States Small Business Administration or the awarding agency of the UHS States as may be necessary to determine the extent of Unisys’s compliance with this clause.

The term “small business concern” shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated under that Act. The term “small business concern owned and controlled by socially and economically disadvantaged individuals” shall mean a small business concern-

(a)	which is at least 51 per centum owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 per centum of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

(b)	whose management and daily business operations are controlled by one or more of such individuals. The contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, and other minorities, or any other individuals found to be disadvantaged by the Small Business Administration pursuant to Section 8(a) of the Small Business Act.

Information Technology Services Agreement
Exhibit 27
U.S. Government Contracting Requirements

Unisys acting in good faith may rely on written representations by its subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

Unisys agrees to adopt and comply with a small business and small disadvantaged business subcontracting plan containing all the terms and provisions required of such plans by the Small Business Act, as amended, and all pertinent regulations promulgated under that Act.

CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS. Unisys certifies to the best of its knowledge and belief on or after December 23, 1989, that:

(a)	No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a member of Congress on his or her behalf in connection with the awarding of any Federal grant, the making of any Federal grant, the making of any Federal ban, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal continuation, renewal, amendment.

(b)	If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with any solicitation of the Federal government, the Unisys shall complete and submit, with its offer, OBM Standard Form LLL, Disclosure of Lobbying Activities, to the contracting officers.

(c)	The definitions and prohibitions contained in FAR 52.203-12 are hereby incorporated by reference in this certification.

Information Technology Services Agreement
Exhibit 28
Transitioned Employee Letter Agreement

2004 Contract Exhibit Note

This Exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both Parties for the contract extension.

Information Technology Services Agreement
Exhibit 29
UHS Employee List

2004 Contract Exhibit Note

This exhibit was considered to be part of the initial COSMOS transition of services to Unisys, and has been intentionally deleted by both parties for the contract extension.

Information Technology Services Agreement
Exhibit 30
COLA

2004 Contract Exhibit Note

This Exhibit has been intentionally deleted by both Parties for the contract extension.

Information Technology Services Agreement
Exhibit 31
Variable Pricing Mechanism

2004 Contract Exhibit Note

This exhibit has been intentionally deleted by both Parties for the contract extension.

Information Technology Services Agreement
Exhibit 32
Information Security Policies and Procedures

2004 Contract Exhibit Note

Pursuant to Unisys obligation to provide security in accordance with UHS policies and procedures, from time to time during the Term UHS shall provide Unisys the most current UHS information security policies and procedures, which policies and procedures shall be deemed incorporated by reference in this Exhibit.

Information Technology Services Agreement
Exhibit 33
COSMOS ASRs

1.0	Introduction

1.1	This Exhibit 33 describes the duties and responsibilities of Unisys and UHS related to Unisys provision of the Services related to the COSMOS ASRs (the COSMOS ASR Services). Unisys will provide the COSMOS ASR Services in accordance with the provisions of this Exhibit and the descriptions set forth in the applicable COSMOS ASRs. UHS will support Unisys provision of the COSMOS ASR Services in accordance with the descriptions contained in the applicable COSMOS ASRs.

1.2	Capitalized terms used in this Exhibit and not defined herein shall have the meanings given in the Agreement.

2.0	COSMOS ASR Services

2.1	The Parties have agreed that the COSMOS ASR Services shall consist of the Services provided by Unisys under each of the COSMOS ASRs listed in this Exhibit 33. The COSMOS ASRs are hereby incorporated by reference into the Agreement, with copies of such ASRs attached hereto. As of the Commencement Date of Amendment 4, Unisys shall continue to provide the COSMOS ASR Services as part of the Services.

2.2	To the extent that terms and conditions of this Exhibit 33 or the Agreement are inconsistent with the provisions of any COSMOS ASR, the applicable terms and conditions of this Exhibit 33 and the Agreement shall supersede the conflicting or inconsistent provisions of the applicable COSMOS ASR.

2.3	COSMOS ASRs:

ASR #	Description	Start Date	Expiry Month	Comment
9724 –rev. 2	Response Time Logger RTL	6/1/1998	5/1	Automatic renewal every June for 12 months
9872A	Security Statement of Work	6/1/1999	10/1/2005
9962B	Enhanced test environment	6/1/2003	10/1/2005
03144	Cobol 85 License for MNA17B	8/1/2003	10/1/2005
03158	Monitor COSMOS transaction G12710	9/1/2003	10/1/2005	Develop SMTP traps to monitor COSMOS
03192	Added processors MNA17A and UHSPRODE	2/6/2004		Activate additional processors based on load demand

All charges and fees under the COSMOS ASRs (except for 9962B) are included in the Base Charges. The fees for ASR 9962B are not included in the Base Charges and will be determined in accordance with the provisions of ASR 9962B.

Information Technology Services Agreement
Exhibit 34
Revision Log Template

Revision to Exhibit

Modifications to this exhibit must be mutually accepted and approved in writing by UHS and UNISYS. The template shown below (example shown for clarity) may be customized as appropriate for a given exhibit.

Date	Revision	Description	Responsible
7/5/00	3.3	AR:M On-Line Availability Modifications.	Mark Iannaci

Approved By:

X Date:	X Date:
K. Hadzinski, Contract Manager, UNISYS	J.Gasper, Director Strategic Partnership Relations, UHS

Date	Revision	Description	Responsible

Approved By:

X Date:	X Date:
K. Hadzinski, Contract Manager, UNISYS	J.Gasper, Director Strategic Partnership Relations, U

Date	Revision	Description	Responsible

Approved By:

X Date:	X Date:
K. Hadzinski, Contract Manager, UNISYS	J.Gasper, Director Strategic Partnership Relations, U

Date	Revision	Description	Responsible

Approved By:

X Date:	X Date:
K. Hadzinski, Contract Manager, UNISYS	J.Gasper, Director Strategic Partnership Relations, U

Information Technology Services Agreement
Exhibit 35

Master Preferred Agreement

Master Preferred offers the flexibility of a modifiable contract combined with a high level of protection for both the depositor and the beneficiary. It allows for additional parties to accept contract conditions with a one-page addendum. It provides frequent correspondence between DSI and all parties to the agreement. The depositor and beneficiary will receive signed confirmations from DSI that every deposit has been inspected; an account history report to notify them of the status of the escrow; and ongoing monitoring services to ensure compliance of contract terms.

Purpose

DSI’s Master Preferred Agreement is generally used when:

•	Both parties agree that a high level of escrow protection is needed.

•	The depositor or the beneficiary wants to establish an escrow contract that is executed once, defining the company’s preferred terms.

•	The depositor has multiple products to be licensed independently by various beneficiaries.

•	Both parties want to reduce the time spent on negotiating the basic terms and conditions of the escrow agreement.

•	Clients want to avoid setup costs when adding beneficiaries or depositors to their escrow account.

Features

Master Preferred customers benefit from these unique features:

•	One agreement ensures consistency for all escrow requirements.

•	Additional parties accept contract conditions with a one-page form.

•	Tailored release conditions.

•	Modification of terms for unique requirements.

•	Written notification detailing the contents of the initial deposit and each update.

•	Semiannual account histories listing all deposit activity.

•	DSI direct billing to beneficiary.

•	Technical verification options.

•	Audit trail of deposit created through inspection, date stamping of all deposit materials.

•	Deposit inspection with signed receipt for all parties.

Atlanta • Boston • Chicago • Dallas • San Diego • San Francisco

For More Information Call: (800) 962-0652 or Visit Us At www.dsiescrow.com or www.ironmountain.com

MASTER PREFERRED ESCROW AGREEMENT

Depositor Company Number _2114129

This agreement (“Agreement”) is effective                             , 2003 among DSI Technology Escrow Services, Inc. (“DSI”), Unisys Corporation (“Depositor”) and any additional party signing the Acceptance Form attached to this Agreement (“Preferred Beneficiary”), who collectively may be referred to in this Agreement as the parties (“Parties”).

A. Depositor (either directly or through its subsidiaries) and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as the “License Agreement”).

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 — DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, and Exhibit D naming the Initial Account, Depositor shall deliver to DSI the proprietary technology and other materials (“Deposit Materials”) required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation to either party with respect to the preparation, accuracy, execution, signing, delivery or validity of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3. Escrow Account Name Identification. At the time of execution of this agreement, or when Depositor makes the initial deposit with DSI in accordance with Section 1.2 above, Depositor shall complete and sign Exhibit D naming the initial account upon which the Deposit Materials are written or stored. Any new deposits referencing new account names made subsequent to the signing of this Agreement, intended by the Depositor to be held in a separate account and maintained separately from the initial account, but made a part of this Agreement, shall be referenced by the Depositor on Exhibit E, and Exhibit E which shall be signed by the Depositor and DSI.

1.4 Acceptance of Deposit. When DSI receives the Deposit Materials and Exhibit B, DSI will conduct a visual deposit inspection. At completion of the deposit inspection, if DSI determines that the labeling of the media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will (a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI’s acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary’s notice that the Deposit Materials have been received and accepted by DSI. OTHER THAN DSI’S INSPECTION OF THE DEPOSIT MATERIALS, AS DESCRIBED ABOVE, DSI SHALL HAVE NO OBLIGATION REGARDING THE ACCURACY, COMPLETENESS, FUNCTIONALITY, PERFORMANCE OR NON-PERFORMANCE OF THE DEPOSIT MATERIALS.

1.5 Depositor’s Representations. During the term of this Agreement, Depositor represents as follows:

a.	Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

b.	With respect to all of the Deposit Materials and any materials provided solely for verification, pursuant to Section 1.6 of the Agreement (“Test Materials”) Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement, provided further that DSI’s or its independent contractor’s use of any Deposit Materials or Test Materials, pursuant to Section 1.6 of this Agreement, is lawful and does not violate the rights of any third parties;

c.	As of the effective date of this Agreement, the Deposit Materials are not the subject of any liens or encumbrances, however, any liens or encumbrances made after the execution of this Agreement will not prohibit, limit, or alter the rights and obligations of DSI under this Agreement;

d.	The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement, Exhibit A, or Exhibit B, as the case may be; and

e.	The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Available Verification Services. Upon receipt of a written request from Preferred Beneficiary, DSI and Preferred Beneficiary may enter into a separate proposal agreement (“Statement of Work”) pursuant to which DSI will agree, upon certain terms and conditions, to inspect the Deposit Materials consistent with one or several of the levels of verification described in the attached Technical Verification Options. Depositor consents to DSI’s performance of any level(s) of verification described in the attached Technical Verification Options. Depositor shall reasonably cooperate with DSI by providing its facilities, computer software systems, and technical and support personnel for verification whenever reasonably necessary. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI’s election, an independent contractor or company selected by DSI may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within sixty (60) days of each release of a new version of the product, which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and Depositor shall sign the new Exhibit B. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. Any deposit updates shall be held in accordance with Sections 1.2 through 1.5 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 — CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement or any subsequent agreement between the Parties, including without limitation Section 1.6, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the terms of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal, including, but not limited to, notices delivered pursuant to Section 7.6 below.

2.2	Status Reports. DSI shall provide to Depositor and Preferred Beneficiary a report profiling the account history semiannually.

2.3 Audit Rights. DSI agrees to keep records of the activities undertaken and materials prepared pursuant to this Agreement. Depositor and Preferred Beneficiary will be entitled at reasonable times, during normal business hours and upon reasonable notice to DSI, during the term of this Agreement to inspect the records of DSI with respect to this Agreement.

Depositor or Preferred Beneficiary will be entitled, upon reasonable notice to DSI and during normal business hours, at the facilities designated by DSI, accompanied by a designated employee of DSI, to inspect the physical status and condition of the Deposit. The Deposit may not be changed by Depositor or Preferred Beneficiary during the audit.

ARTICLE 3 — RIGHT TO MAKE COPIES

3.1 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials, including, but not limited to, the hardware and/or software needed. Any copying expenses incurred by DSI as a result of a request to copy will be borne by the party requesting the copies. Alternatively, DSI may notify Depositor requiring its reasonable cooperation in promptly copying the Deposit Materials in order for DSI to perform this Agreement.

ARTICLE 4 — RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, “Release Condition” shall mean the following:

a.	Depositor’s failure to carry out obligations imposed on it pursuant to the License Agreement;

b.	Depositor’s failure to continue to do business in the ordinary course; or

c.	Joint written instruction from Depositor and Preferred Beneficiary.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Such notice shall be signed by the Preferred Beneficiary and on company letterhead. Unless DSI acknowledges or discovers independently, or through the Parties, its need for additional documentation or information in order to comply with this Section, DSI shall promptly provide a copy of the notice to Depositor by commercial express mail. Such need for additional documentation or information may extend the time period for DSI’s performance under this Section.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten (10) business days to deliver to DSI contrary instructions (“Contrary Instructions”). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Contrary Instructions shall be signed by Depositor and on company letterhead. Upon receipt of Contrary Instructions, DSI shall promptly send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 7.4 of this Agreement. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.4; or (c) an order from a court of competent jurisdiction.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expenses will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5 — TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one (1) year. Thereafter, this Agreement shall automatically renew from year to year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) DSI instructs Depositor and Preferred Beneficiary in writing after its renewal date that the Agreement is terminated for nonpayment in accordance with Section 5.2; or (c) DSI reserves the right to terminate this Agreement, for any reason, other than for nonpayment, by providing Depositor and Preferred Beneficiary sixty (60) days written notice of its intent to terminate this Agreement. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement affected by such delinquency shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one (1) month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter to the extent it relates to the delinquent party by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor’s instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.	The obligations of confidentiality with respect to the Deposit Materials;

b.	The obligation to pay DSI any fees and expenses due;

c.	The provisions of Article 7; and

d.	Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 6 — DSI’S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI’s fees at least sixty (60) days prior to any increase in fees. For any service not listed on DSI’s standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service, including release of any Deposit Materials under Article 4, unless the payment for such service and any outstanding balances owed to DSI are paid in full. Initial fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. Payments on all renewal and services invoices are due net thirty (30) days from date of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

ARTICLE 7 — LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities (“Liabilities”) incurred by DSI relating in any way to this escrow arrangement except where it is adjudged that DSI acted with gross negligence or willful misconduct.

7.3 Limitation of Liability. In no event will DSI be liable for any incidental, indirect, special, exemplary, punitive or consequential damages, including, but not limited to, damages (including loss of data, revenue, and/or profits) costs or expenses (including legal fees and expenses), whether foreseeable or unforeseeable, that may arise out of or in connection with this Agreement; and in no event shall the collective liability of DSI exceed ten times the fees paid under this Agreement. The foregoing limitation of liability does not apply with respect to any acts of gross negligence, personal injury claims, property damage claims (excluding the Deposit), or intellectual property infringement.

7.4 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be submitted to, and settled by arbitration by, a single arbitrator chosen by the San Diego Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall apply California law. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address. If, however, Depositor and/or Preferred Beneficiary refuses to submit to arbitration, the matter shall not be submitted to arbitration and DSI may submit the matter to any court of competent jurisdiction for an interpleader or similar action. Unless adjudged otherwise, any costs of arbitration incurred by DSI, including reasonable attorney’s fees and costs, shall be divided equally and paid by Depositor and Preferred Beneficiary.

7.5 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.6 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction, which may direct DSI to take, or refrain from taking any action, that party shall:

a.	Give DSI at least five (5) business days prior notice of the hearing;

b.	Include in any such order that, as a precondition to DSI’s obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c.	Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8 — GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI’s only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary, Exhibit C need not be signed, Exhibit D need not be signed by Preferred Beneficiary or DSI and the Acceptance Form need only be signed by the parties identified therein.

8.2 Notices and Correspondence. All notices regarding Articles 4 and 5, and any Deposit Materials, shall be sent by commercial express or certified mail, return receipt requested. All other correspondence including invoices, payments, and other documents and communications shall be sent First Class U.S. Mail and given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of physical and e-mail addresses. The parties shall have the right to rely on the last known address of the other parties. Any correctly addressed notice or last known address of the other parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities by mail, through messenger or commercial express delivery services.

8.3 Severability. In the event any provision of this Agreement is found to be invalid or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Waiver. Any term of this Agreement may be waived by the party entitled to the benefits thereof, provided that any such waiver must be in writing and signed by the party against whom the enforcement of the waiver is sought. No waiver of any condition, or breach of any provision of this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of such condition or breach. Delay or failure to exercise any right or remedy shall not be deemed the waiver of that right or remedy.

8.6 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

8.7 Attorney’s Fees. In any litigation or other proceeding by which one party either seeks to enforce its rights under this Agreement (whether in contract, tort, or both) or seeks declaration of any rights or obligations under this Agreement (whether in contract, tort, or both), the prevailing party who has proven in court by court decree, judgment or arbitrator’s determination that the other party has materially breached its representation and/or warranty under this Agreement shall be awarded reasonable attorneys’ fees, together with any costs and expenses, to resolve the dispute and to enforce final judgment.

8.8 No Third Party Rights. This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the parties hereto.

8.9 Authority to Sign. Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement. DSI will be able to perform its obligations under this agreement once DSI has received a fully executed agreement.

8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Unisys Corporation Depositor	DSI Technology Escrow Services, Inc.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

EXHIBIT A

MATERIALS TO BE DEPOSITED

Deposit Account Number

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:

Unisys Corporation Depositor	Preferred Beneficiary

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name Unisys Corporation

Deposit Account Number

Product Name                                                                                         Version

(Product Name will appear as Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity	Media Type & Size	Label Description of Each Separate Item
______	Disk 3.5” or

______	DAT tape mm

______	CD-ROM

______	Data cartridge tape

______	TK 70 or tape

______	Magnetic tape

______	Documentation

______	Other

PRODUCT DESCRIPTION:

Environment

DEPOSIT MATERIAL INFORMATION:

Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.

Encryption tool name                                                                             Version

Hardware required

Software required

Other required information

I certify for Depositor that the above described Deposit Materials have been transmitted to DSI:	DSI has visually inspected and accepted the above materials (any exceptions are noted above):

Signature:	Signature:
Print Name:	Print Name:
Date:	Date Accepted:
E-mail:	Exhibit B#:

EXHIBIT C

DESIGNATED CONTACT

Depositor Company Number     2114129

Notices, deposit material returns and communications to Depositor should be addressed to:	Invoices to Depositor should be addressed to:

Company Name: Unisys Corporation Address: Designated Contact: Telephone: Facsimile: E-mail: Verification Contact: Telephone/E-mail:	Unisys Corporation Mail Stop E4-111 Unisys Way Blue Bell, PA 19424-0001 Contact:__Mary Kay Gould (215)-986-4375 (215)-986-5120 marykay.gould@unisys.com P.O.#, if required:

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

DSI has two Operations Centers to serve you. Agreements, Deposit Materials and notices to DSI should be addressed to: (select location)	All invoice fee remittances to DSI should be addressed to:

X Attn: Client Services 9265 Sky Park Court, Suite 202 San Diego, CA 92123 Telephone: (858) 499-1600 Facsimile: (858) 694-1919 E-mail: clientservices@dsiescrow.com	DSI Technology Escrow Services, Inc. PO Box 27131 New York, NY 10087-7131

or

☐ Attn: Client Services 2100 Norcross Parkway, Suite 150 Norcross, GA 30071 Telephone: 770-239-9200 Facsimile: 770-239-9201 E-mail: clientservices@dsiescrow.com	Date:

EXHIBIT D

NAME OF INITIAL MASTER PREFERRED

ESCROW ACCOUNT

Depositor Company Number

                                                  (“Depositor”) has entered into a Master Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. (“DSI”). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

The initial account will be referenced by the following name:

Deposit Account Number

Depositor

By:
Name:
Title:
Date:

EXHIBIT E

ADDITIONAL ESCROW ACCOUNT

TO MASTER PREFERRED ESCROW AGREEMENT

Depositor Company Number

New Deposit Account Number

                                                          (“Depositor”) has entered into a Master Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. (“DSI”). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

Depositor desires that new Deposit Materials be held in a separate account and be maintained separately from the initial account. By execution of this Exhibit E, DSI will establish a separate account for the new Deposit Materials. The new account will be referenced by the following name:                                                                          .

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.

Depositor	DSI Technology Escrow Services, Inc.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

PREFERRED BENEFICIARY

ACCEPTANCE FORM

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. (“DSI”), hereby acknowledge that                                                           is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective                    , 20             with DSI as the escrow agent and                                          as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name	Deposit Account Number

Notices and communications to Preferred Beneficiary should be addressed to:	Invoices should be addressed to:

Company Name: Address: Designated Contact: Telephone: Facsimile: E-mail:	Contact: P.O.#, if required:

Preferred Beneficiary	Depositor

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

DSI Technology Escrow Services, Inc.

By:
Name:
Title:
Date:

TECHNICAL VERIFICATION OPTIONS

Level I – Inventory

Objective: To provide insight into whether the necessary information required to recreate the vendor’s development environment has been properly stored in escrow and to detect errors that often inhibit effective use of the escrow deposit.

Steps Include: Deposit content confirmation, media functionality and virus scanning results, program content confirmation, identification of third-party libraries, potential obstructions, and recommendations for ensuring a complete deposit.

Benefit: Validates the ability to read the media in deposit (without experimenting for days to months). Identifies the tools and system needed to maintain the escrow.

Level II - Build

Objective: To compile the product and build executable code.

Steps Include: Recreating the vendor’s software development environment, compiling source files and modules, recreating executable code, providing a comprehensive listing of the hardware and software configurations, and creating a report detailing the steps necessary to recreate the development environment.

Benefit: Validates that the components of the technology were recreated from what was deposited. This allows for any bugs or inconsistencies to be corrected.

Optional Level II Service: DSI provides the executables created during Level II testing to the beneficiary for functionality testing. This requires the depositor’s approval.

Level III - Validation

Objective: To test the functionality of the compiled deposit materials.

Steps Include: The objective of a Level III Verification can be accomplished through one of the following two options:

•	Option A - The beneficiary provides DSI with a copy of its licensed executables. DSI compares the executables created during Level II testing with the licensed executables and provides a comparison report to all parties.

•	Option B - DSI recreates the runtime environment for the licensed technology and installs the executables created during the Level II testing into that environment. (The environment is generally “scaled down” from the actual live environment.) DSI then runs test scripts supplied by the beneficiary and provides a report of the test results to all parties.

Benefit: Confirms that the build executables match expectations.

For additional information about DSI Technical Verification Services, please contact a verification specialist at (800) 962-0652 or by e-mail at verification@dsiescrow.com.